UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-10405

Alpine Series Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Attorney at Law
2500 Westchester Avenue, Suite 215	Willkie Farr & Gallagher
Purchase, New York 10152	787 7th Avenue, 40th Floor
New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 – October 31, 2011

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2011, originally filed with the Securities and Exchange Commission on January 9, 2012 (Accession Number 0000930413-12-000106).

Item 1 - The Annual Report to Shareholders has been updated to correct certain unaudited expense examples contained in the Additional Information (Unaudited) Section.

Item 4 - Paragraphs (a) and (c) have been updated to reflect the aggregate audit and tax fees billed for the fiscal year ending October 31, 2011.

Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Shareholder Report

Equity & Income Funds

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

October 31,

2011

Annual Report

TABLE OF CONTENTS

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund	8

Alpine Accelerating Dividend Fund	14

Alpine Dynamic Financial Services Fund	18

Alpine Dynamic Innovators Fund	23

Alpine Dynamic Transformations Fund	27

Alpine Dynamic Balance Fund	31

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund	36

Alpine Municipal Money Market Fund	39

Schedules of Portfolio Investments	45

Statements of Assets and Liabilities	73

Statements of Operations	76

Statements of Changes in Net Assets	79

Financial Highlights	87

Notes to Financial Statements	96

Additional Information	112

Additional Alpine Funds are offered in the Alpine Equity Trust. These funds include:

Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund
Alpine Cyclical Advantage Property Fund
Alpine Emerging Markets Real Estate Fund
Alpine Global Infrastructure Fund
Alpine Global Consumer Growth Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Investor:

Since the summer of 2007, the world has been experiencing a period of exceptional transformation. The fundamental impacts have been economic, but the implications for social and political structures may be more profound than the world has felt for over 40 years. Economic imbalances ranging from commodity inflation and fragile financial funding to income inequality and unemployment all played a role in fomenting societal eruptions this year. The Jasmine Revolution which begot the ‘Arab Spring’ uprisings have been the most notable, but the ‘Occupy Wall Street’ movement, riots from Greece to China, and the rallies in India and Russia over graft and fraud are among outbursts with political implications stemming largely from economic distress. As we look forward to 2012, elections in France, Egypt, Russia, China, Mexico and, of course, the United States may have long term significance, but in the short term the preceding periods may be notable for the lack of political action or possible missteps which investors might deem problematic for the economy. If economic stability is compromised over the next year, then future social and political stability may also suffer, so investors must be mindful of events both here and abroad. On the other hand, if the sovereign integrity of the Euro Zone is retained, then the prospect of a mere recession in Europe will probably have limited impact on the global economy. Alpine believes that stock prices have already factored in a more disruptive outlook.

Historically, a significant minority of the world’s population has been able to utilize much of the world’s resources with only modest concern for efficiency. Now, with over seven billion inhabitants on the planet, the developed economies are competitively forced to share more of the world’s food, fuel and even economic capital with our neighbors. Up until 2007, the U.S. and Europe stretched the limits of our capital capacity to create debt with an issuance and distribution system which had become increasingly dependent upon lax credit ratings and easy capital reserve ratios. This provided the capacity to buy more or pay higher prices than we might have otherwise been inclined, whether as individuals or collectively as nations. Since then, broad avoidance and mistrust of credit-based risk has forced capital out of the lower rated investment market. Instead, cash has been parked in marginally productive “safe” investments, such as gold and Treasury bills, which do not stimulate economic activity. The potential combination of such risk avoidance with the forced deleveraging of over extended countries, companies and individuals could continue to dramatically impact asset values, reduce capital for investment, decrease consumption and lower economic growth. Europe may well face such a spiraling scenario in 2012, given their already high levels (debt/GDP=80%+) of debt.

Source: IMF, Alpine

The reactionary tendency to stretching too far is to reverse course and, in this case, shrink leverage and practice restraint or even austerity. This approach may speed downsizing in a normal cycle, but when imbalances are as severe as now, purging the excesses could lead to a depression. An alternate approach to halting these deleterious trends would seek to sustain modest growth of the financial system in order to strengthen it while building a better model for allocating, evaluating and distributing capital, before shrinking obligations. In other words, it might be prudent to initially reinforce the dam, rather than let it erode before the next storm. Unfortunately, we have been in a period of transition which finds politicians embracing the safety of ideology when they should be attempting to understand complex economic interactions and debating the implications of any policy responses. We need fresh ideas and honest debate which could educate the public and instill confidence that government is leading the way forward. By default, the world’s central bankers and treasury chiefs have been left to set the agenda to fix or replace financial structures and critical systems that have proved inadequate or were simply broken. The following chart shows how the lack of GDP growth from 2007 compromised developed market debt ratios, in contrast with emerging market countries which were able to both grow GDP (denominator) and reduce debt.

Source: IMF, Alpine

The current sovereign debt crisis in Europe is the product of structural limitations of the European Union (EU), which has limited the European Central Bank’s (ECB) monetary capability. Market forces have finally compelled EU politicians to alleviate fiscal constraints and imbalances with new rules to be enacted in 2012. It is notable that the U.S. is the furthest advanced of the major economies in this fundamental struggle to restructure and redirect the capital market system. Nevertheless, our politicians have so far failed on the fiscal front to grow government revenues, shrink expenses or both. Yet deficits, spending and taxes are only part of the problem. People have been losing confidence in our leaders’ ability to control the financial system. In effect, we have to either find a new model or rework existing financial market structures to permit capital to grow and flow efficiently, while also providing meaningful safeguards and firebreaks to control risk from unseen exposures or contagion from derivative or contingent contracts.

2011: When It Rains, It Pours

The extended economic recovery since 2009 has survived a steady string of shocks to the system. No one could have predicted that food and energy price volatility would set off “Arab Spring” revolutions which have been reshaping the political landscape of the Middle East. Similarly, droughts throughout the world and flooding in other areas also hit food prices as did the destructive floods in Thailand, which further impacted both auto and tech production in that region. These events followed the horrific earthquake and tsunami in Japan, which seriously disrupted the global supply chain utilizing “just in time” production, resulting in slower global industrial production. While these events have combined to slow global economic growth during 2011, the biggest impediment to continuing recovery from the ‘Great Recession’ of 2009 has been Europe’s inability to restructure its financial mechanisms to insure financial integrity.

The current sentiment of investors reminds me of the lyrics from Bob Dylan’s 1967 classic song called “All Along the Watchtower” which proclaims: “There must be some way out of here…There’s too much confusion, I can’t get no relief. Businessmen they drink my wine and plowmen dig my earth, none of them along the line know what any of it is worth … So let us not talk falsely now, the hour is getting late …” Indeed, the extended period of confusion and helplessness has hurt investors. Consumption and production continue but new investment has focused mostly on either ‘prime’ or ‘safe’ assets. Transaction volumes and prices have eroded across most asset classes because investors have been more concerned with the return of capital rather than returns on capital. Valuation metrics for any amount of risk, and especially for many sub-prime assets, have broken down, and investors no longer have adequate confidence in market prices. Unfortunately, politicians continue to talk falsely and have not been heeding the urgent need to tackle the problems of the 21st century economy. If the New Year brings more constructive engagement, then perhaps we can restore investor confidence, but looking at the current U.S. fiscal condition, it is clear that the hour is getting late.

Similar caution has been evident in the corporate sector over the last few years as companies built up financial liquidity, reduced capital expenditures and delayed hiring. Thus, uncertainty among both investors and the business sector, combined with stretched government fiscal conditions, has reduced capital investment in the economy. Add collapsing confidence in our leaders and we see limited ability to ignite the animal spirits. This is largely responsible for the historically unprecedented delay in recovery from recession. Since the U.S. economy’s peak employment levels of January 2008 through the trough on February 2010, the economy shed roughly 8,750,000 jobs, only to add 2,460,000 over the following 21 months through this past November. If the economy were to sustain the latest three month average monthly gain in payrolls of 143,000 jobs gained per month, we would not reach the old peak of employment until July of 2015, or roughly 7.5 years for a full recovery. Such duration without full recovery is already unprecedented except for the Great Depression!

Traditionally, the two great engines of the U.S. economy have been homebuilding and the automobile industry, both of which extended a multiplier effect to other industries producing products used in cars and homes. While car sales are estimated to achieve annual volume of 12.7 million vehicles, this is still roughly 27% below 2005’s peak of trailing 12-month moving average sales. New home sales have been running 77% below the July, 2005 peak levels. Both industries have sought productivity enhancements either through automation of production or prefabrication of components, (further reducing headcounts) add to this cutbacks in the finance sector of the economy, and these industries constitute over 50% of the lower levels of employment since the peak. Clearly our economy has not been running on all cylinders, and we must find new ways of creating goods and services if we cannot currently rekindle historic levels of demand in the near future. Perhaps the downturn has accelerated the transition from an ‘industrial’ economy to a ‘service’ economy.

Europe “…Can’t Get No Relief…”: From Sub-Prime to Sub-Sovereign

While the U.S. is clearly not out of the woods, recent economic activity demonstrated by industrial production numbers and the stability of the financial system are far better than Europe or Japan. Europe’s problems, like ours, began to appear in 2007 as the value of subprime debt and the lack of transparency of derivative investments raised the specter of European banks collapsing under excessive use of leverage. In addition to questionable investments and corporate loans, it has become evident over the past year and a half that these banks also had exposure to the debt of other European banks and European nations, including the weaker peripheral countries.

The economic importance of major financial institutions within the Euro block is reflected by the relative size of their debts, which constitute over 4.5 trillion Euros of bonds outstanding, in contrast with over 6.5 trillion Euros issued by governments. The size of the European banking sector is so significant because over 80% of corporate credit is originated or supported by banks’ balance sheets which require liquidity to inventory loans until they are sold. This contrasts with the U.S., where banks support roughly 40% of all the corporate debt originated while most is, in fact, created directly in the capital markets. In this light, it should be critical for both banks and countries to reduce their debts or increase revenues and raise capital.

“…A Way Out of Here” for Europe

With the Euro Zone’s debt to GDP levels ranging from 80% to 115% (and higher for Greece), the problem at hand is to create a fiscal system to oversee the budget process of each country. Under current conditions, this could mandate either higher taxes or austerity measures, which will likely slow economic activity. While this oversight mechanism may not include the ability to tax EU members, it could provide a level of economic control which would facilitate the ECB acting like an interim EU treasury. Over time, we would expect to see significant asset relief as the ECB may follow the Fed’s lead and provide “quantitative easing” (i.e., buy bonds and other debt in the market place in order to inject more money into the system). It may also be essential to create a treasury for issuance of Euro-denominated bonds backed by all the member nations to cover at least a portion of each individual country’s outstanding debt obligations. This would significantly reduce the interest costs for countries which currently have a high rate imposed upon them by the market, such as Italy, where the cost of five year bonds rose from 4.1% at the beginning of July to 7.7% by late November. By comparison, German five year money rose from under 1% recently to a high of 1.3%, which might be more reflective of overall Euro denominated debt if it were to come into being. Thus, over time, we believe the political desire for stability will likely lead to the creation of a complete financial infrastructure which could enhance long term stability in the Euro Zone.

Assuming the sovereign debt is stabilized, we would anticipate that the next stage will be recapitalization of European banks. These can either take the form of public market equity raises, mergers or some form of nationalization. It is worth noting that the U.S., Australian and U.K banks, insurance companies and real estate companies commenced recapitalizations and asset sales during early 2009. We expect most European financial institutions to finally begin the same process in 2012, some three years behind their Anglo counterparts. In light of this delay and the aforementioned discussion of the role which European banks play in the corporate capital structure, it is apparent that time needed to heal the excessive debt ratios may also significantly constrain corporate activity. Thus, it is not surprising that most economists expect a recession for Europe in 2012 followed by years of limited growth. However, if successful actions are taken, the decline might only last for one year.

Do Investors “Know What Any of It is Worth...”?

A unique aspect of this market in which risk avoidance reigns supreme is that many investors have pulled back on historically perceived higher risk investments such as cyclical industries, commodities, junk bonds and forex exposure. Once the overall level of risk subsides, we would expect most investors will gradually begin to focus on achieving returns on invested capital and resume a longer term perspective. They may start asking questions, such as; (1) where are business or economic conditions going to be favorable for corporate earnings growth, and (2) where is the greatest need for new capital investment? They may also analyze differences between short term investments, medium duration as well as multi year opportunities. For example, over the short term, it is pretty evident that global growth has been slowing, although there may be a few countries where 2012 projections are higher than 2011. For example, Japan is slowly in the process of rebuilding following the devastating earthquake last spring, so several domestic oriented companies should benefit from ongoing stimulus to the economy. Several other countries that had been managing inflation via restrictive monetary policies during 2011 have begun to lower interest rates in response to overall slowing global growth. This group would include Australia and New Zealand, as well as Brazil, China and Indonesia. Several other countries such as India, Chile and Mexico will also likely ease rates over the coming few months. This new monetary stimulus contrasts sharply with the extraordinarily low interest rates prevalent in core Europe, U.S. and Japan where rates may already be near bottom.

While interest rate cuts could provide a catalyst for short term equity revaluation, longer term valuations are typically dependent upon prevailing business trends which could enhance earnings growth. While most countries are forecast to enjoy improving GDP growth in 2013 versus 2012, several countries in Southeast Asia and Latin America could offer superior medium-term and multi-year growth outlooks, based on demographic, economic and business trends.

The potential for long-term growth and competitive dynamics leading to a return of inflation and, hence, higher interest rates should eventually focus attention on those companies which deserve premiums based on superior adaptability or pricing power, historical innovation, strong market position and elasticity of demand. Unfortunately, index based exchange traded funds, basket traders and momentum algorithm traders have reduced market behavior to ‘risk-on, risk-off’ single variable daily directional bets. However, as investors return, markets should once again gauge equity and asset valuations in reaction to perceived changes in business prospects and the economy. From currently depressed valuations, the return of investors to equities as directional uncertainty and confusion is relieved could lead to significant revaluation potential over an extended period of time. For a wide variety of distinct businesses, whose prospects evolve with the business cycle, investors may also take a longer term holding period. The efficiency of capital markets will likely depend upon a normalization of investor behavior.

Seven Billion and Counting

Towards the end of October the world population officially went over 7 billion people and it is expected to exceed 8 billion by 2025 and 9 billion by 2050. The current sentiment favoring austerity is antithetical to the pressures of this reality, and austerity measures may remain limited to Europe, where population growth is projected to be negligible. However, social and economic pressure for government and business led capital investment may stimulate expansion for much of the world. Not only must the world find food and shelter for the next generation, but we must make this a more efficient and more understandable world. Technology promised to do the latter, and it has made the world a much smaller place in many ways, but information flow has added complexity and sometimes confusion. Resolving this credit crisis, reorganizing our banking structures and perhaps redefining the priorities of our political representatives, should be very important if developed countries hope to participate in meeting the needs of growing cities in the emerging economies. Economic, social and political change are often inter-related so it is not surprising to see the pressures finally boiling over, whether in the Middle East, Greece or even Russia and the U.S. The hopeful emergence of more democratic economies focused on providing individual rights and human needs, will likely be dependent upon the U.S. leading an effective global capital market system. The bottom line is that demographic trends should sustain demand for goods and services, although the nature and timing of this potential will be subject to how the complex web of global development evolves.

“…Now the Hour is Getting Late”, Focus on What is Most Important

We believe the markets will remain volatile, but to a lesser degree than experienced during 2008 and, of course, 2011. While the exact nature of the economic and political environment to which we are transitioning is not fully clear, what is evident is the need for action and responsible dialogue and debate over the economic realities we face. Individuals and markets should always do better when there is more transparency and understanding. We can each determine our own view of the road ahead if we have enough data and information.

Alpine believes that the economic world should continue with the U.S. as the dominant player, while acknowledging that the other players are changing, particularly as so-called Emerging Markets sustain faster growth and, thus, are set to become a larger force. For now, the U.S. Federal Reserve is the guiding light for most other central banks, as is our economy. This is a world that in most cases merely aspires to what we already have. In our opinion, the U.S. must sustain its competitive advantage through technological innovations which is dependent upon our best educational institutions sustaining top global standards. Vocational schools should be elevated to artisanal standards and encourage apprenticeship for craftsmen. By combining technology and artisanship, our corporations can create better ways of designing, building and delivering superior goods and services. Ideally, these are the companies in which we all seek to invest.

Even when it is dark with storm clouds overhead, Alpine will endeavor to find investment opportunities on your behalf. We look forward to keeping you up to date on our progress and, in this regard, we have embarked on a new approach to streamline the information provided in our individual fund manager reports to shareholders. We are using a simpler format, which we will supplement with commentary from portfolio managers and analysts on our website. In particular, we believe this will allow our message to be focused on both timely and germane topics of discussion. Thus, we encourage shareholders to periodically click on the Alpine Funds website to keep up to date with our thinking and reactions to the capital markets, as well as the world at large. Our goal is to aid in your understanding of the factors which may influence investment decisions for all of us.

Effective January 3, 2012, the names of four of the Funds in the Series Trust will be changing as follows: the Alpine Dynamic Balance Fund will be known as the Alpine Foundation Fund, the Alpine Dynamic Financial Services Fund will be known as the Alpine Financial Services Fund, the Alpine Dynamic Innovators Fund will be known as the Alpine Innovators Fund, and the Alpine Dynamic Transformations Fund will be known as the Alpine Transformations Fund. Please note that the investment objectives and strategies of each of these Funds are not changing.

In closing, let me express my great appreciation and admiration for Laurence Ashkin, who has retired from his role as a director of Alpine’s Mutual Funds. Larry has been supporting and guiding us since we opened our doors in 1998. He has always set Alpine’s fiduciary responsibilities first and offered his insights to all board members. His presence, counsel and commitment shall be missed. We wish him well.

Thank you for your continued support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letters that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Disclosures and Definitions

Disclosure

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The President’s Letter and those that follow represent the opinion of the Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice. The information provided is not intended to be a forecast of future events. Views expressed may vary from those of the firm as a whole.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for each fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus. Quasar Distributors, LLC, distributor.

Definitions

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Build America Bonds are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. Build America Bonds were created under Section 1531 of Title I of Division B of the American Recovery and Reinvestment Act that U.S. President Barack Obama signed into law on February 17, 2009.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield (Funds) represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Earnings or Earnings Per Share Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings – earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Variable Rate Demand Note (VRDN): A debt instrument that represents borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate, such as the prime rate. The interest rate applicable to the borrowed funds is specified from the outset of the debt, and is typically equal to the specified money market rate plus an extra margin.

Dow Jones Industrial Average – is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

Each Lipper Average represents a universe of Funds with similar invest objectives.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

The NASDAQ-100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ NMS) and Small Cap Market.

The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The MSCI All Country World Index (ex Japan) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market country indices (excluding Japan).The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The STOXX Europe 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Hong Kong Hang Sen Index includes the largest and most liquid stocks listed on the Main Board of the Stock Exchange of Hong Kong.

Russell 2000 Total Return Growth Index is an index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Barclays Capital Municipal 1 Year Bond Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	-3.48%	5.08%	-6.38%	3.04%

S&P 500 Index	8.09%	11.41%	0.24%	4.45%

STOXX Europe 600 Index(1)	-4.92%	10.42%	-2.00%	5.62%

Lipper Global Multi-Cap Core Funds Average(2)	0.27%	12.32%	-1.38%	5.24%

Lipper Global Multi-Cap Core Funds Ranking(2)	104/126	100/102	59/59	35/35

Gross Expense Ratio: 1.22%(3)

Net Expense Ratio: 1.22%(3)

(1) The since inception return represents the annualized return for the period beginning 9/30/2003.
(2) The since inception return represents the annualized return for the period beginning 9/25/2003.
(3) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Lipper Global Multi-Cap Core Funds Average is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index, the STOXX Europe 600 Index and the Lipper Global Multi-Cap Core Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Multi-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions*	Top 10 Holdings*
	1.	International Business
		Machines Corp.	2.51%
	2.	GlaxoSmithKline PLC-ADR	2.25%
	3.	JPMorgan Chase & Co.	2.11%
	4.	McDonald’s Corp.	2.02%
	5.	The Coca-Cola Co.	2.02%
	6.	ITC Holdings Corp.	2.00%
	7.	Seadrill, Ltd.	1.94%
	8.	The Boeing Co.	1.83%
	9.	CVS Caremark Corp.	1.75%
	10.	Oracle Corp.	1.72%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Dividend Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Performance

The Alpine Dynamic Dividend Fund’s 2011 fiscal year return was -3.48%, including dividend reinvestments. The Fund achieved its primary objective of distributing a high level of dividend income in fiscal 2011 by distributing a regular monthly dividend of $0.042 per share, or $0.504 per share annualized, plus a special year end payment of $0.036 per share on 12/30/10, with approximately 55% of the distribution estimated to be qualified for reduced Federal income tax rates (Qualified Dividend Income or “QDI”). The comparative returns of relevant indices were +8.09% for the Standard & Poor’s 500 Index, a total return of -4.92% for the Euro STOXX 600 Index in U.S. dollar terms, and a +0.68% return for the MSCI All World Index (ex-Japan) in U.S. dollar terms for the same time period.

Drivers of Performance

Fiscal year performance represented a significant change from the first half of the fiscal year when we reported a 21.75% total return, which compared with a 16.36% gain for the S&P 500 Index, a 15.50% gain for the of the Euro STOXX 600 in U.S dollar terms and a 14.89% gain for the MSCI All World Index (ex Japan) in U.S. dollar terms for the same time period. The principal change which reversed the positive performance from the first half of the fiscal year had to do with the Fund’s investment positions in international markets. In comparison to the S&P 500 Index, ADVDX has a larger portion of its assets invested overseas to help achieve our goals of high dividends and capital appreciation since the U.S. is one of the lowest yielding global equity markets. We do not actively manage our country weightings – we pick our holdings on a stock by stock basis based on dividend potential and total return. This bottom-up approach led to more investments in Europe, where the dividend payout ratios remain higher than in any other region. We also have found numerous compelling growth and income stories that have led us to invest more in Asia and Latin America.

Alpine Dynamic Dividend Fund

Renewed economic uncertainty in the U.S., challenges in important emerging markets such as Brazil and China and growing apprehension about the European sovereign debt crisis led to overall negative performance on our investment portfolio in the second half of fiscal 2011. With the U.S. being viewed as a safe haven during the crisis, international markets significantly underperformed. From the market highs on April 29, 2011 at the end of first half fiscal 2011 to the market lows on October 3, 2011, the S&P 500 Index declined by 18.64% as the Brazilian Bovespa Index declined by 36.05%, the Euro STOXX 600 Index declined by 28.13%, and the Hong Kong Hang Sen Index declined by 27.56%. This particularly impacted the portfolio because of our long term emphasis on the search for high yielding, high quality securities overseas, which declined in value despite what we believed to be attractive fundamentals and positive longer term growth and income opportunities.

Our dividend capture strategy tends to be seasonally focused in Europe in the first half of the calendar year, with peak exposure occurring during the spring. Due to our concern that the sovereign debt crisis would adversely impact the euro, we hedged our currency exposure in Europe. This concern, regarding the currency, did not materialize before we exited our hedge position after the conclusion of our peak exposure during the dividend capture period.

The Fund also has the flexibility to leverage up to 10% of its total assets if management believes there are opportunities for either dividend capture or capital appreciation, and we generally employ leverage during our dividend capture periods. During the fiscal year ending October 31, 2011 the Fund has used its leverage line on several occasions.

With our portfolio positioned to take account of the macro challenges in international markets, the Fund ended fiscal year 2011 with 70.1% of assets in U.S. based companies versus an average of 58% invested in the U.S. throughout the year. These holdings at fiscal year end reflected our view that many U.S. companies could continue to report strong earnings and cash flow in the months ahead and the U.S. should likely maintain its safe haven status as global macro volatility is likely to persist into 2012. Given the continued uncertain outlook that remains for the Euro region, we have ended the fiscal year with less than 1% of our assets invested in Euro denominated currencies. Further, we intend to seek the high level of income generation which has characterized the Fund’s objectives since its inception.

Top Five Contributors

The top five contributors to the Fund’s performance over the past twelve months based on contribution to the Fund’s total return ranked by contribution were Dollar Thrifty Auto (52.12%), Walter Energy (59.66%), IBM (30.81%), Tupperware (28.93%), and ITC Holdings (18.40%).

•

Dollar Thrifty Automotive Group, a car rental business, was the top contributor to the Fund’s performance. The share price benefited from rising second hand car prices and a takeover battle for the company between Hertz and Budget that was expected to produce a special dividend. We felt the stock got to full value based on the takeover premium and we locked in the profits on this investment.

•

Walter Energy is a US based metallurgical coal company that benefited from flooding related supply disruptions in Australia which resulted in a 50% increase in prices. Due to the strong performance we took profits and are no longer a shareholder.

•

IBM’s earnings growth exceeded Wall Street targets for much of the past year, driven by a combination of strong top line growth, good expense management and generous shareholder returns. The company’s strong free cash flow recurring revenue streams have allowed them to grow their 1.7% dividend yield at 21% per annum. We have been a long term shareholder in this position.

•

Tupperware is global direct seller of kitchen and personal care products that has benefited from strong overseas growth as 80% of sales are international and 55% are exposed to developing markets and the emerging market consumer. Due to the strong performance and concerns about the negative impact of a strengthening U.S. dollar on its earnings, we took profits and are no longer a shareholder.

•

ITC Holdings is the largest U.S. independent electric transmission company with 15,000 miles of lines that span five Midwestern states. As the only pure transmission company in the U.S., ITC has produced strong earnings and dividend growth as it benefits from the upgrading of the investment in the nation’s electric grid. We have been long term shareholders of ITC.

Bottom Five Contributors

The bottom five contributors that had the largest adverse impact, in order of contribution, on the performance of the Fund over the fiscal year were Pandora (-74.09%), Hypermarcas (-37.25%), China National Building Materials (-54.54%), Migros Ticaret (-40.88%), and BBMG (-49.90%).

Alpine Dynamic Dividend Fund

•

Pandora is a Danish provider of jewelry whose dramatic global expansion of their charm jewelry product was disrupted by silver price inflation they were unable to pass on to their consumers. We are no longer a shareholder of this company.

•	Hypermarcas’ management’s decision to implement more stringent payment terms in early 2011 led to an inventory correction at its customers. As growth slowed, the shares have languished.

•

China National Building Company is one of China’s largest cement manufacturers. The company is a beneficiary of China’s aggressive fixed asset investment program and was expected to be boosted by the 10 million new home starts announced as part of the China’s new social housing program. However aggressive macroeconomic tightening and negative rhetoric and policy by the government against real estate resulted in a severe sell off in real estate related stocks. Despite this, the company reported earnings that beat consensus and provided stable guidance. We exited this investment.

•	Migros is a Turkish operator of supermarkets whose share price was affected by inside selling and the restructuring costs of their discount stores. We are no longer a shareholder of this company.

•

BBMG Corp is a Beijing based social housing homebuilder and cement supplier. The company was expected to be a beneficiary of China’s social housing policy which targeted to build 36 million homes in 5 years with 10 million starts targeted for 2011. The stock sold off when macro- economic tightening and negative rhetoric and policy by the Chinese government against the real estate sector resulted in a severe sell off in real estate related stocks and doubts arose over the financing model for the sector.

Summary

History of the Fund With Positioning

ADVDX offers what we believe is a dynamic approach to achieving both dividend income and long-term growth of capital while offering investors diversification through international equity exposure where we believe we can find attractive growth plus generally higher dividend yields. While our focus is on total return, a significant proportion of the return has come from dividend income. We scan the globe looking for the best dividend opportunities for our investors.

The Fund was initiated in September 2003 to provide investors with a vehicle to try to benefit from the reduced U.S. Federal tax rates on dividends or QDI. This tax benefit is set to expire on December 31, 2012, and there is uncertainty surrounding the level of taxation for dividends going forward. However, even if the tax benefits are not renewed, we do not believe that our dividend capture efforts will be hindered or that our strategy will materially change. If the QDI benefit is eliminated, we would not have the constraint of the 61-day holding period required to be eligible for the tax benefit. In addition, we could look to expand our dividend capture opportunities to different non-tax qualified equity markets (i.e. Hong Kong, Taiwan) or non-qualified equity payers such as most REITS and Master Limited Partnerships.

Outlook for the Market and Economy

As we look into 2012, we remain cautious in the short-term but we believe that the longer term outlook for dividend paying equities is more bullish. We expect continued volatility in equity markets and below trend economic growth in 2012 as many countries in Europe face austerity measures to curb sovereign debt concerns and as the U.S. and global economies are struggling with sluggish growth, high food and energy inflation, and stubbornly high unemployment. Plus, political headline risk could continue to drive market swings with the ongoing sovereign debt issues in Europe and the U.S. Presidential election in 2012. However, while sovereign nations are struggling with large debt burdens, corporate balance sheet quality is high and companies are sitting on record amounts of cash, which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases if some clarity comes out of Europe and volatility declines.

Over the long-term, we continue to remain optimistic that dividend stocks will attract increasing amounts of capital, despite the recent volatility in equity prices, as investors around the world search for income. Global demographics point to an aging population in the industrialized world and these millions of savers are facing zero to low interest rates for quarters, or potentially, years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. Since the year 2000, dividends—not stock price appreciation—are the reason for the S&P 500’s positive return. Without dividends, the price of the S&P 500 Index declined by -14.70% but with reinvested dividends the total return for the S&P 500 is +5.95%.

In summary, we see both opportunities and risks in 2012. The Fund’s approach during these uncertain times is to remain broadly diversified within the dividend-paying

Alpine Dynamic Dividend Fund

universe. We strive to keep our portfolio balanced and maintain our “barbell” approach to our stock selections. On one end, we look for attractive investment opportunities in more defensive companies with sustainable earnings and cash flow growth and the potential for increasing dividends. At the other end of the barbell, we search for attractive value opportunities in more cyclical sectors where prices had been punished during the economic downturn and where we believe long-term growth prospects are still attractive.

Our goals remain clear. We seek to provide a strong dividend yield and grow our NAV over the long term and we seek to achieve these goals with lower volatility than we have seen over the past several years as we strive to be the dividend income fund of choice for investors. Thank you for your support of the Alpine Dynamic Dividend Fund.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Alpine Dynamic Dividend Fund

Initial Public Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to page 6 for other important disclosures and definitions

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	Since Inception (11/5/2008)

Alpine Accelerating Dividend Fund	6.43%	12.40%

S&P 500 Index	8.09%	10.06%

Dow Jones Industrial Average	10.39%	10.70%

Lipper Equity Income Funds Average(1)	7.13%	13.14%

Lipper Equity Income Funds Ranking(1)	172/286	163/252

Gross Expense Ratio: 2.71%(2)

Net Expense Ratio: 1.36%(2)

(1) The since inception data represents the period beginning 11/6/2008.
(2) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of large cap U.S. industrial corporations. The Lipper Equity Income Funds Average is an average of Funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The S&P 500 Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions*	Top 10 Holdings*
	1.	PepsiCo, Inc.	1.96%
	2.	Avago Technologies, Ltd.	1.84%
	3.	Air Products & Chemicals, Inc.	1.77%
	4.	Comcast Corp. - Class A	1.75%
	5.	International Business
		Machines Corp.	1.72%
	6.	Intel Corp.	1.72%
	7.	Schlumberger, Ltd.	1.71%
	8.	Xcel Energy, Inc.	1.69%
	9.	The J.M. Smucker Co.	1.68%
	10.	Microsoft Corp.	1.66%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Accelerating Dividend Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

For the fiscal year ended October 31, 2011, the Alpine Accelerating Dividend Fund generated a total return of 6.43%. This compares with a total return of 8.09% for the Standard & Poor’s 500 and 10.39% for the Dow Jones Industrial Average for the same period. Since inception on November 5, 2008, the Alpine Accelerating Dividend Fund has generated an annualized total return of 12.40%. This compares with an annualized return of 10.06% for the Standard & Poor’s 500 and 10.70% for the Dow Jones Industrial Average. During the last twelve months, the Fund steadily increased its monthly payout from $0.0371 to $0.0385 per share.

Performance Drivers

Fiscal 2011 was a year of two halves. The November 2010 – April 2011 period was a robust trading environment where our cyclical holdings were in favor. The May 2011 – October 2011 period was characterized by severe bouts of volatility where financials and cyclicals underperformed as concerns about debt sustainability in Europe and a global slowdown took hold.

•	The Fund’s sector exposures were one of the main drivers of returns during the fiscal year. Our exposure to Industrial and Energy securities were the top contributors as investors focused on the US economic recovery in the first half of the fiscal year, and our individual stock selections enjoyed strong performance. Information Technology and Health Care were also meaningful contributors. Meanwhile, the Consumer Staples group was the main laggard. Our 5.9% average cash position also negatively impacted our total return.

•

The uncertainty of the global macroeconomic environment resulted in a substantial amount of volatility in the marketplace. Stocks exhibited wide swings as they reacted to headlines regarding the sovereign debt crisis in Europe, as well as economic releases in China and the United States. Our US exposure, which averaged 75.5%, somewhat insulated the Fund from the disappointing market performance abroad. Nevertheless, our international holdings were a drag on overall returns in the fiscal year.

•	Our 6.9% average exposure to Brazilian equities was an important driver of the Fund’s overall performance. The Fund’s holdings in Brazil had a

Alpine Accelerating Dividend Fund

combined return of -12.5% during the fiscal year. By way of comparison, the Bovespa Index declined 17.45% during the same period as concerns about inflation and then a global slowdown pressured the market lower and led to a sharp sell-off in August.

Portfolio Analysis

The top five contributors to the Fund’s performance during the fiscal year ended October 31, 2011, based on contribution to total return were VF Corp (+71.08%), Chevron (+32.60%), Danvers Bancorp (+40.78%), IBM (+30.62%),and Intel (+26.41%).

•	VF Corporation was the top contributor to the Fund’s performance over the year as the company’s brands continued to receive broad acceptance from consumers around the globe.

•	Chevron benefited from the rise in crude oil prices and vastly improved refining margins during the past twelve months. Also, the company increased its dividend per share twice during that period.

•

We purchased shares of Danvers Bancorp in November 2010 based on a compelling valuation and the potential for increasing dividends. People’s United Financial, a New England bank, announced the acquisition of Danvers in January 2011 for a 30% premium.

•	IBM’s earnings growth exceeded Wall Street targets for much of the past year, driven by a combination of strong top line growth, good expense management and generous shareholder returns.

•	Despite a weak industry backdrop, Intel shares were able to outperform the overall market as the company drove costs out of its model and posted better-than-expected earnings growth over the period.

Hypermarcas (-68.32%), Pace PLC (-50.25%) Lazard (-31.69%), Chatham Lodging Trust (-27.38%) and Hewlett Packard (-34.62%) had the largest adverse impact on the performance of the Fund over the fiscal year.

•	Hypermarcas management’s decision to implement more stringent payment terms in early 2011 led its customers to reduce their inventory levels. As growth slowed, the shares have languished.

•

Pace, one of the largest manufacturers of digital TV set-top boxes, saw its shares decline substantially in the wake of the Japan earthquake and tsunami due to supply chain disruptions. Also, it announced disappointing margins in its European division.

•

Shares of Lazard were pressured by the external environment. The sovereign debt crisis in Europe impacted Lazard’s advisory unit, and the choppy international equity markets took their toll on the equity-focused asset management group.

•	Chatham Lodging Trust shares fell over 25% in the final three months of the fiscal year as fears of a new recession sparked a sharp sell-off in extended stay hotel stocks like Chatham.

•

At Hewlett Packard, management turmoil and mis-execution led to earnings disappointments over the past year which resulted in the underperformance of shares, despite a dividend acceleration in mid 2011.

Summary & Outlook

The Accelerating Dividend Fund seeks to invest in dividend-paying companies which have the potential to increase or accelerate their dividends in the future, based on our analysis of their growth prospects and cash flow generating capabilities. The Fund aims to achieve a sustainable and rising stream of dividend income as well as long-term capital appreciation. We believe that companies with strong franchises characterized by defensible margins and a solid balance sheet are best positioned to increase, and even accelerate, their dividends over time. While the Fund concentrates its investment in the US, we believe there is also great potential for accelerating dividend ideas in the developing world. In fiscal 2011, the Fund had an average exposure to Brazil of 6.9%. Overall, we aim to manage the fund conservatively by limiting our international exposure, eschewing the use of leverage, and avoiding large sector bets when possible.

As we look towards 2012, we remain cautious in our investment stance. The geopolitical environment remains unsettled and there is a great deal of uncertainty as to the strength and durability of the economic recovery underway in the US and Europe. As such, we believe that dividend income may become a key signpost for investors to gauge the true financial strength of companies. In a world currently offering low single digit yields on safe investments, companies with track records of increasing dividends could be the winners in the equity market, in our view. As a result, we our sticking to our knitting – we believe a strategy that seeks to identify stocks with rising dividends as well as those with the potential to not only increase the dividend, but to do so at an accelerating pace, is well positioned to succeed in the uncertain market environment in which we currently find ourselves and to potentially outperform over time. Likewise, we think the Fund offers investors an attractive combination of current yield with the potential for increasing payouts over time.

We thank our shareholders for their support and look forward to continued success over the next year.

Sincerely,

Stephen A. Lieber
Bryan Keane
Andrew Kohl
Co-Portfolio Managers

Alpine Accelerating Dividend Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks.Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Investment Company Risk – To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Initial Public Offerings Risk– The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to page 6 for other important disclosures and definitions

Alpine Dynamic Financial Services Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	Since Inception (11/01/2005)
Alpine Dynamic Financial Services Fund	-6.77%	8.44%	-1.81%	1.73%
NASDAQ 100 Financial Index	0.48%	-2.06%	-6.60%	-3.74%
PHLX/KBW Bank Index	-10.46%	-10.34%	-16.66%	-11.66%
S&P 500 Index	8.09%	11.41%	0.24%	9.31%
Lipper Financial Services Funds Average(1)	-5.31%	0.34%	-10.18%	-6.23%
Lipper Financial Services Funds Ranking(1)	53/77	10/69	4/64	3/55
Gross Expense Ratio: 1.87%(2)
Net Expense Ratio: 1.45%(2)

(1) The since inception data represents the period beginning 11/03/2005.
(2) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and Small Cap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

       Portfolio Distributions*

Top 10 Holdings*

1.	IntercontinentalExchange, Inc.	7.72%
2.	Provident Financial Holdings, Inc.	7.33%
3.	The Blackstone Group LP	4.71%
4.	First California Financial
	Group, Inc.	4.18%
5.	Carolina Trust Bank	3.84%
6.	Alliance Bancorp, Inc.
	of Pennsylvania	3.83%
7.	Southern National Bancorp
	of Virginia, Inc.	3.79%
8.	1st United Bancorp, Inc.	3.74%
9.	Synovus Financial Corp.	3.66%
10.	Edelman Financial Group, Inc.	3.43%

*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Financial Services Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Alpine Dynamic Financial Services Fund generated a -6.77% total return for the fiscal year ended October 31, 2011. This compares to the Fund’s benchmarks which showed total returns of 0.48% for the NASDAQ 100 Financial Index and -10.46% for the PHLX/KBW Bank Index during the same period. Since inception, the Fund has generated an annualized total return of 1.73%. This compares favorably to a -3.74% annualized return for the NASDAQ 100 Financial Index and -11.66% for the PHLX/KBW Bank Index during the same time period.

Year in Review

Fiscal 2011 got off to a promising start as financial stocks reacted well to the actions of an accommodating Federal Reserve, data releases pointing to a strengthening US economy, and improving asset quality trends reported by the banking industry. As we reported in our Semi-Annual Report, the Fund had generated a 22.57% total return for the six months ended April 30 while the NASDAQ 100 Financial Index and PHLX/KBW Bank Indexes had total returns of 14.76% and 13.97%, respectively. Unfortunately, as the year progressed investor concerns emerged from news flowing out of all global regions. There were the political uprisings in the oil rich Middle East, a major earthquake and its devastating aftermath in Japan, concerns about inflationary pressure in the emerging markets, expectations of a slowing recovery in developed countries, and the downgrading of US bonds by a major credit rating agency due to the budgetary impasse in Congress. What seemed to affect the financial sector the most was the European sovereign debt crisis. Much attention centered on the debate over how much of the cost of Greece’s fiscal mismanagement is going to be borne by European bank stock investors. This renewed investor concern about the financial stability of the European banking sector spilled over to the US bank stocks. The moratorium on shorting European banks caused some investors to short US bank stocks to hedge their long European exposure. The large banks with international exposure witnessed the largest declines. This is reflected in the underperformance of the PHLX/KBW Bank Index.

Alpine Dynamic Financial Services Fund

Disagreement among economists and investors over how to interpret of the constant news flow created an increase in market volatility. This heightened volatility hurt the profitability of both the asset managers and investment banks. The asset management industry saw an outflow of funds among their equity products as investors looked to the stability of fixed income funds. This had the effect of reducing management fees. In addition, the historic low interest rate environment caused asset managers to absorb much of their money market fund expenses in order not to have a negative yield. Investment banks reported fewer fees from equity underwriting and merger advisory services, as unfavorable market conditions caused corporations to delay their capital raising and merger plans.

Contributing Factors

The top five contributors to the Fund’s performance during the fiscal year were Provident Financial Holdings (+35.85%), Intercontinental Exchange Inc. (+13.07%), Sterling Bancshares (44.60%), Edelman Financial Group (+22.98%), and Banner Corporation (+67.47%). Together, these five stocks made slightly more than 4% contribution to the Fund’s total return. The five largest detractors to the Fund’s performance during the fiscal year were Imperial Holdings Inc. (-79.07%), MF Global Holdings Ltd. (-87.10%), Rodman & Renshaw Capital Group Inc. (-63.30%), National Bank of Greece S.A. (-76.22%), and Synovus Financial Corp. (-29.14%). These stocks contributed over 7% to the Fund’s total return, with MF Global and Imperial Holdings accounting for -5%.

In constructing the portfolio, one strategy we pursue is to find what we believe are undervalued stocks where management is working to turn around the operations and financial performance of the firm. When management is successful, the stocks have the potential to appreciate considerably from a low valuation or end up being acquired for a substantial premium. This was the case for several of the stocks amongst our top contributors. Both Provident Financial and Banner are banks in the midst of working through asset quality issues and returning to sustained positive earnings, while Sterling was acquired by Comerica during the year.

Unfortunately, turnarounds don’t always go according to plan or along the timeline we anticipated. Our underperformers have had incomplete turnarounds or been victims of fraud or mismanagement. The real estate market in the Southeast is taking longer to heal than we had hoped and that is impacting the pace of Synovous’ earnings recovery. Similarly, Rodman & Renshaw is navigating an extremely challenging capital markets environment for the small cap names on which it focuses. National Bank of Greece has languished due to the lack of political will in Europe to solve the sovereign debt crisis. In the case of MF Global, the turnaround we thought CEO Corzine was engineering came to an abrupt halt due to the ill conceived bets on European government bonds. Finally, Imperial’s stock suffered a significant decline after announcing a government investigation into its premium finance business – a circumstance we did not anticipate.

The Fund has participated in Initial Public Offerings (“IPO’s”) both within and outside of the financial sector. The Fund’s trading in IPO’s had a significant positive impact on the Fund’s return for the fiscal year with most of our activity taking place in the first half of the year. We cannot predict whether there will be more IPO’s that meet our investment standards, or that we will be able to participate and benefit from them, but we will continue to search.

We also continued to find value in the secondary offerings in the financial sector. As a result, the Fund has been an active participant in these offerings and they have contributed to the Fund’s return for the period. Similar to the IPO’s, we cannot predict whether these offerings will continue to exist, but provided the market offers what we believe to be attractively priced secondary offerings, the Fund will continue to participate in them.

We have continued to employ leverage in the execution of the Fund’s strategy both to increase returns and to manage unexpected cash inflows and outflows. However, the use of leverage may magnify the gains or losses of the Fund’s investments.

Summary & Outlook

Financial stocks have underperformed due to the weak outlook for revenue growth. The sector is economically sensitive and any positive change in the outlook for GDP growth could be a catalyst for outperformance. Until a sustained economic recovery materializes, banks are limited to what they are in control of to improve earnings growth. These include reducing operating expenses, credit costs, and the cost of deposits. They can also focus their marketing efforts on attracting and retaining profitable customers, and turning unprofitable customers into profitable relationships. Banks can also obtain economies of scale by increasing market share. We believe this is extremely important for small community banks where the rising cost of new regulation may increase the minimum asset size necessary to be profitable. We believe this need for size will drive a new industry consolidation cycle and provide

Alpine Dynamic Financial Services Fund

another potential catalyst for bank stock outperformance. We began to witness an increase in the pace of consolidation during the September quarter of 2010. Since then, there has been, on average, over 30 bank mergers each quarter. One of the strategies of the Fund is to attempt to participate in these consolidations. During fiscal 2011, the Fund had five companies in its portfolio which agreed to merge. Three involved community banks. These included the acquisition of Parkvale Financial by FNB Corp. in western Pennsylvania, State Bancorp of Jericho, New York by New Jersey based Valley National Bancorp, and Sterling Bancshares in Houston, Texas by Comerica, a regional bank headquartered in Dallas, Texas. In the brokerage sector, TradeStation Group of Plantation, Florida was acquired by Monex Group out of Tokyo, Japan. Among the exchange companies, New York based NYSE Euronext signed a merger agreement with Frankfurt based Deutsche Boerse AG.

The Fund also owned five companies which announced acquisitions. We believe these purchases add to the franchise value of these companies. 1st United Bancorp of Boca Raton, Florida added to their deposit base through an FDIC-assisted failed bank transaction. Three of our California based banks announced deals. First

California Financial Group was the successful bidder on two FDIC- assisted transactions, Pacific Premier Bancorp was successful with one FDIC transaction, and First PacTrust Bancorp announced two healthy bank acquisitions. In the brokerage sector, Cowen Group agreed to acquire LaBranche & Co. Both companies are based in New York City.

Global economic and political uncertainty continues to weigh on the capital markets. The volatility has made many otherwise long term investors into short term focused speculators. While this is not the best market environment for fundamental investors like ourselves, we have adapted to seek to take advantage of current conditions. When we believe the market for financial services companies is oversold after a severe downturn, we look for investment opportunities that we believe are undervalued. Likewise, after rapid market gains, we review our portfolio for any holdings that may have reached our price target. We appreciate your continued support as we manage through these challenging market conditions.

Sincerely,

Peter J. Kovalski
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – Since the Fund will be concentrated in the financial services industry, it will be less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. The financial services industry is highly correlated and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults and price competition. Financial services companies may also be hurt when interest rates rise sharply, although not all companies are affected equally. Financial institutions are subject to extensive government regulation which may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Alpine Dynamic Financial Services Fund

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

“Special Situation” Companies Risk. – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry group, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Leverage Risk – Leverage can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. If the securities decrease in value, a Fund will suffer a greater loss than would have resulted without the use of leverage.

Initial Public Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to page 6 for other important disclosures and definitions

Alpine Dynamic Innovators Fund

Comparative Annualized Returns as of 10/31/11
	1 Year	3 Years	5 Years	Since Inception (7/11/2006)

Alpine Dynamic Innovators Fund	3.35%	15.34%	1.38%	1.89%

Russell 2000 Total Return Growth Index	9.84%	16.31%	2.68%	4.01%

S&P 500 Index	8.09%	11.41%	0.24%	1.92%

Lipper Multi-Cap Growth Funds Average(1)	6.31%	15.05%	2.46%	4.13%

Lipper Multi-Cap Growth Funds Ranking(1)	376/499	202/422	215/338	259/334

Gross Expense Ratio: 1.70%(2)

Net Expense Ratio: 1.44%(2)

(1)	The since inception data represents the period beginning 7/13/2006.
(2)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees. The Lipper Multi-Cap Growth Funds Average – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment advisor fees; however, the Lipper Multi-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Innovators Fund Reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions*	Top 10 Holdings*
	1.	priceline.com, Inc.	14.67%
	2.	Westport Innovations, Inc.	9.55%
	3.	ANSYS, Inc.	8.59%
	4.	Intuitive Surgical, Inc.	5.85%
	5.	FLIR Systems, Inc.	5.32%
	6.	MEDNAX, Inc.	5.07%
	7.	Flowserve Corp.	4.37%
	8.	Life Technologies Corp.	4.31%
	9.	Google, Inc. - Class A	3.99%
	10.	Bio-Reference Labs, Inc. - Class A	3.28%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Innovators Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Innovators Fund provided a 3.35% total return for the fiscal year ended October 31, 2011. This compared with the 8.09% return of the Standard & Poor’s 500 Index and the 9.84% return of the Russell 2000 Total Return Growth Index. Since the Fund’s inception on July 11, 2006, the Fund has provided an annualized return of 1.89% as compared with 1.92% for the Standard & Poor’s 500 Index and 4.01% for the Russell 2000 Total Return Growth Index.

After a strong start through the first half of the fiscal year (+17.85%), many of the Fund’s significant holdings came under pressure during the market reversal in early Fall. There was a notably negative impact on two of the largest sectors of the Fund’s portfolio, information technology and healthcare. The recovery of these sectors towards the end of the fiscal year, have led to our maintaining these investments, with a focus on their innovative potential.

The top five contributors among portfolio investments provided a significantly higher return than the Fund as a whole. The top five, ranked by returns, were:

•	Mitek Systems, Inc. (103.01%) makes software for character recognition and mobile imaging solutions.

•	Westport Innovations, Inc. (66.22%) manufactures and licenses their natural gas engines in heavy and medium duty trucks.

•	Intuitive Surgical, Inc. (65.00%) supplies microsurgery tools to the medical industry.

•	Priceline.com, Inc. (34.74%) provides unique discount and auction pricing for hotels and airfare.

•	Ansys, Inc. (20.13%) makes software solutions for design analysis and optimization for a variety of industries.

These were offset by losses. The top five detractors, ranked by returns, from performance were:

•	PowerSecure International, Inc. (-54.84%) provides back-up power equipment and LED lighting for commercial applications.

•	Itron Inc. (-39.70%) makes meters that measure water, gas and electric use for the utility industry.

Alpine Dynamic Innovators Fund

•	Veeco Instruments, Inc. (-36.22%) makes test equipment for LED light and semiconductor manufacturers.

•	Hewlett-Packard Company (-35.93%) supplies computer hardware and printers to commercial and personal computing markets.

•	Life Technologies Corp. (-18.95%) provides equipment and reagents to the biotechnology industry.

The central challenge to investing in innovation is analyzing and estimating the cycle of innovations. The optimum solution to the problem of cyclicality, we believe, is to maintain an extensive ongoing search for new innovational opportunities. We view this selection process and trend evaluation process as requiring high levels of industry and product analysis. It is for that reason we continue to expand the research group which supports our portfolio management activity.

We believe that opportunities for investment in innovative companies will be increasingly sought after in the period ahead. With the first phase of recovery for the economy having brought capital appreciation opportunity in undervalued and cyclical company shares, we believe a return to normalcy or slower rate of profit growth is likely to focus attention on companies capable of outperforming the economy as a whole. This applies to innovative enterprises. Markets have already begun to recognize the extraordinary opportunities in innovative businesses. Evident is new interest in medical related innovative companies, and even mergers and acquisitions where mature leadership companies seek the benefits of acquiring smaller, innovative companies. In this environment, we shall continue to search for companies with powerful basic concepts for products or services. These are the characteristics of the top performers in this fiscal year, and we anticipate adding to our selection through our intensive research program.

The Fund’s basic strategy of concentrating investment in companies with innovative products seems especially appropriate to us in anticipating the 2012 economic environment. We expect that the U.S. economy will remain challenged by continuing high unemployment and cautious credit policies. However, that also suggests to us that the challenge to growth could bring broader corporate interest in innovative capital goods, technologies and innovative consumer products. Therefore, we look forward to a period where successful leadership by companies focused on innovation could provide strong and even potentially exceptional investment results. Our management strategies and security selection are oriented towards these expectations.

We thank our investors for their continuing participation.

Very truly yours,

Stephen A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Dynamic Innovators Fund

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Innovative companies may lack profitability which in turn may result in the lack of innovative support.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Initial Public Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to page 6 for other important disclosures and definitions

Alpine Dynamic Transformations Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	Since Inception (12/31/2007)

Alpine Dynamic Transformations Fund	14.08%	26.91%	4.49%

S&P 500 Index	8.09%	11.41%	-2.09%

Lipper Multi-Cap Growth Funds Average	6.31%	15.05%	-1.62%

Lipper Multi-Cap Growth Funds Ranking	22/499	3/422	17/386

Gross Expense Ratio: 2.18%(1)

Net Expense Ratio: 1.38%(1)

(1) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Multi-Cap Growth Funds Average – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment advisor fees; however, the Lipper Multi-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Transformations Fund Reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings*
	1.	Intuitive Surgical, Inc.	6.92%
	2.	priceline.com, Inc.	6.48%
	3.	Gardner Denver, Inc.	4.94%
	4.	Westport Innovations, Inc.	4.36%
	5.	Tempur-Pedic International, Inc.	4.35%
	6.	Cummins, Inc.	3.81%
	7.	Mitek Systems, Inc.	3.32%
	8.	Helen of Troy, Ltd.	3.00%
	9.	General Electric Co.	2.75%
	10.	Starbucks Corp.	2.70%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Transformations Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Transformations Fund provided a 14.08% return for the fiscal year ended October 31, 2011. This result compares with 8.09% reported by the Standard & Poor’s 500 Index. Since the inception of the Fund on December 31, 2007, the Fund has provided a 4.49% annualized return compared with decline of 2.09% (annualized) for the Standard & Poor’s 500 Index.

Portfolio performance was supported by a number of very substantial gains. The top five contributors, ranked by return, among these were:

Security	Total Returns

TempurPedic International, Inc.	+97.64%

Westport Innovations, Inc.	+66.82%

Intuitive Surgical, Inc.	+65.00%

RehabCare	+64.37%

Priceline.com, Inc.	+34.74%

All of these gains reflect corporate transformative strategies providing profitable results. TempurPedic is a unique producer and marketer of synthetic foam based mattresses. Its record of persistent growth in recent years was enhanced in 2011 with the introduction of its new “Cloud” product concept. Westport Innovations, Inc. is a pioneering producer of engine components for the conversion of heavy duty and medium truck engines to the use of natural gas. In 2011 it experienced broadened adoption of its products. Intuitive Surgical, Inc. is the dominant producer of robotic surgery systems. In 2011 it enhanced both its basic product line and the distribution of its supplies. RehabCare, Inc. had an acquisition bid from Kindred Healthcare. Priceline.com continued its consistent growth in market shares in the air travel and hotel reservations business, notably adding to its European penetration. The shares gained 306.46% since the Fund first purchased them in March 2008.

The negative side of performance for the fiscal year was characterized by the bottom five contributors, ranked by return, in the portfolio. They were:

Alpine Dynamic Transformations Fund

Security	Total Returns

HearUSA, Inc.	-69.81%

Wabash National Corporation.	-41.36%

Bank of America Corp.	-40.07%

Atlas Air Worldwide Holdings	-26.29%

ITT Corp.	-20.75%

Although performance was negative, even these companies were transformational in nature. ITT, an industrial conglomerate, subsequent to the end of the fiscal year has moved ahead with a program to split into various components as separate businesses. HearUSA, a hearing aid company, planned to be acquired as distributor by Siemens, but was sold in bankruptcy. A U.S. maker of truck trailers, Wabash National, at the end of the fiscal year, went from a recessionary decline in its earnings to experiencing significant gains. Atlas Air Worldwide, a freight airline, experienced a decline in earnings, especially in its military aircraft leasing.

Looking ahead, we believe that 2012 will be another year when transformational corporate management should provide results. With the U.S. economy showing elements of stagnation, high unemployment rates and tight credit availability, we believe those companies who respond to these conditions with transformative product introductions and profit generating changes in strategies are likely to be favored investments. We believe that managements are more likely to create and enact transformative strategies because of the recently much improved, more liquid financial structure, as many corporations have emerged with enhanced balance sheets after the stress of recession. Taken together with the renewed confidence in the dollar after the European financial stress, we expect confidence building and opportunity for companies with transformative dynamics.We appreciate the continuing support of our investors and look forward to the further development of this mutual fund.

Very truly yours,

Stephen A. Lieber
Sarah Hunt

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Alpine Dynamic Transformations Fund

Transformation Risk – The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will occur, or, if they do, that they will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the funds will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Initial Public Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to page 6 for other important disclosures and definitions

Alpine Dynamic Balance Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	10 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	6.19%	10.93%	-1.18%	4.15%	4.15%

S&P 500 Index	8.09%	11.41%	0.24%	3.69%	1.81%

Lipper Mixed-Asset Target Allocation Growth Funds Average	3.51%	11.31%	1.44%	4.39%	3.16%

Lipper Mixed-Asset Target Allocation Growth Funds Ranking	75/549	281/503	396/422	118/213	47/205

Gross Expense Ratio: 1.27%(1)

Net Expense Ratio: 1.27%(1)

(1) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mixed-Asset Target Allocation Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings*
	1.	U.S. Treasury Bonds,
		6.000%, 02/15/2026	13.55%
	2.	U.S. Treasury Bonds,
		5.250%, 11/15/2028	8.56%
	3.	Simon Property Group, Inc.	4.96%
	4.	CONSOL Energy, Inc.	4.09%
	5.	International Business
		Machines Corp.	2.99%
	6.	Autoliv, Inc.	2.86%
	7.	Johnson & Johnson	2.82%
	8.	JPMorgan Chase & Co.	2.57%
	9.	CBL & Associates Properties, Inc.	2.49%
	10.	Webster Financial Corp.	2.21%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Balance Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Balance Fund completed the fiscal year ended October 31, 2011 with a return of 6.19%. This return compared with the returns for the Lipper Mixed Asset Target Allocation Growth Fund Average and with the Standard & Poor’s 500 Index of 3.51% and 8.09%, respectively. The cumulative return of the Fund since its inception on June 7, 2001 is 52.62%, compared with 39.46% for the Lipper Mixed Asset Target Allocation Growth Fund Average and 20.52% for the Standard & Poor’s 500 Index. The Fund retained its balance of approximately 30% in fixed income and 70% equity investments. Fixed income holdings were either U.S. Treasury obligations or cash equivalents, following our long term strategy.

In reviewing the performance of the Fund’s holdings, the top five contributors were:

•

Simon Property Group (+37.73%) one of the largest REITS in the world of retail real estate. Its premiere portfolio includes a market-dominant position in the U.S. as well as exposure to Europe, Japan, Mexico and South Korea, primarily through its premier outlets division. Management increased its quarterly dividend and paid a special cash dividend in 2011. The position is +103.14% since purchase.

•	The U.S. Treasuries in the portfolio, 6% bonds of February 15, 2026 and 5.25% bonds of November 15, 2028, returned +7.68% and + 9.78%, respectively.

•

IBM’s (+30.81%) earnings growth exceeded Wall Street targets for much of the past year, driven by a combination of strong top line growth, good expense management and generous shareholder returns. The company’s strong free cash flow and recurring revenue streams have allowed it to grow its 1.7% dividend yield at 21% per annum.

•	Consol Energy (+17.40%) a diversified fuel producer in the Eastern U.S. owns and operates mining complexes in several states that contain coal reserves.

The bottom five contributors that had the largest negative impact to the funds returns in the fiscal year were:

Alpine Dynamic Balance Fund

•

Autoliv (-17.03%) had a sharp decline in value toward the end of the fiscal year as a result of proposed legal action for monopolistic behavior by the European Commission and the U.S. Department of Justice. However, the shares are still up 16% from our original purchase.

•

Bank of America (-40.12%) remained a challenged holding during much of the year, with a sharp early rise and then a significant fall. The company reported gains in operating earnings through the period, but risks of write-offs and potential demands for increasing capital were strong negative forces. Our view was that aggressive management efforts to respond to these challenges and reveal basic earning power had a high probability of success. Therefore, we retained our position notwithstanding the volatility and uncertainties the company faced.

•

Hewlett Packard (-37.84%) went through two acknowledged crises in this period. One was the result of a change in leadership with new steps taken by the successor chief executive, and the other was the replacement of that successor and the proposed revision of his plans. We held to the view that with stabilized management the strong marketing position and technology strengths would prevail to allow sustained earning power.

•

AFLAC (-33.74%), the principle provider of cancer insurance in Japan, experienced a decline in the period primarily due to apprehensions about demands on the company as a consequence of the Fukushima nuclear disaster. Our expectation is that with diversification outside of Japan and a healthy financial structure the company would return to a normal valuation.

•	Penn Virginia (-58.20%) was impacted by price declines resulting from increased production of natural gas by the industry as a whole.

Looking to the future, our strategy will continue to focus on high quality issues and earnings gains. We intend to increase our focus on dividend income, aided by the fact that as the economy begins to recover some corporations will once again increase dividend payments. The Fund’s dividend yield growth has been somewhat inhibited by the fact that the price of many of the stocks held over a long time increased proportionately more than their dividends. Thus, the valuation of the portfolio has increased more than the dividend yield. We believe that the potential for capital appreciation will move away from cyclical areas of the economy and toward individual corporate profitability. We expect our selection of companies will focus in this direction.

In summary, we aim to provide an active portfolio management of undervalued growth companies with reasonable dividend yield as well as the careful positioning in United States Treasury obligations aimed at benefiting from trends in interest rates.

We appreciate investor support.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or

Alpine Dynamic Balance Fund

industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

“Special Situation” Companies Risk –“Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Initial Public Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to page 6 for other important disclosures and definitions

Fixed Income Manager Reports

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	Since Inception (1)
Alpine Ultra Short Tax Optimized Income Fund — Investor Class	1.87%	2.27%	2.90%	3.01%
Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Pre-liquidation, After-tax)	1.32%	2.08%	2.69%	2.67%
Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Post-liquidation, After-tax)	1.32%	2.06%	2.69%	2.66%
Alpine Ultra Short Tax Optimized Income Fund — Adviser Class	1.11%	1.85%	2.55%	2.49%
Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Pre-liquidation, After-tax)	0.64%	1.69%	2.35%	2.24%
Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Post-liquidation, After-tax)	0.81%	1.69%	2.37%	2.27%
Barclays Capital 1 Year Municipal Bond Index	1.18%	2.45%	3.07%	2.57%
Lipper Short Municipal Debt Funds Average(2)	1.20%	2.73%	2.47%	2.16%
Lipper Short Municipal Debt Funds Ranking — Investor Class(2)	18/86	44/65	21/57	3/42
Gross Expense Ratio (Investor Class): 0.78%(3)
Net Expense Ratio (Investor Class): 0.70%(3)
Gross Expense Ratio (Adviser Class): 1.03%(3)
Net Expense Ratio (Adviser Class): 0.95%(3)

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

(1)	Investor Class shares commenced on December 5, 2002 and Adviser Class shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(2)	The since inception data represents the period beginning 12/31/2002.
(3)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund - Adviser Class began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Barclays Capital 1 Year Municipal Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays Capital 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Ultra Short Tax Optimized Income Fund

Alpine Ultra Short Tax Optimized Income Fund vs. Peer Performance (Unaudited)

*	The Adviser Class Return for 2004 is from 3/30/2004 (inception) – 12/31/2004.

Alpine Ultra Short Tax Optimized Income Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings*
	1.	Kentucky Public Energy Authority Gas
		Supply Revenue-Senior Series A-1,
		4.125%, 02/01/2028	4.96%
	2.	Illinois General Obligation Bond
		Unlimited-Series B,
		3.250%, 10/01/2033	4.08%
	3.	The Southeast Alabama Gas District
		Revenue, Supply Project-Series A,
		2.450%, 08/01/2027	3.72%
	4.	New Jersey Turnpike Authority
		Revenue-Series D,
		0.850%, 01/01/2018	3.57%
	5.	Capital Beltway Funding Corp.,
		Hot Lanes-Series B,
		6.000%, 12/31/2047	3.30%
	6.	Government Development Bank
		Commonwealth, Senior Notes-Series C
		1.000%, 10/15/2012	2.57%
	7.	Michigan Housing Development
		Authority Revenue-Series A,
		2.100%. 04/01/2040	1.92%
	8.	New York City, General Obligation-
		Subseries J-5,
		0.700%, 08/01/2028	1.92%
	9.	Public Finance Corp.,
		Commonwealth-Series A
		5.750%, 08/01/2027	1.88%
	10.	New York Mortgage Agency Revenue,
		Homeowner Mortgage-Series 135,
		3.500%, 04/01/2037	1.75%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	Since Inception (12/5/02)
Alpine Municipal Money Market Fund	0.18%	0.47%	1.60%	1.76%
Lipper Tax-Exempt Money Market Funds Average(1)	0.02%	0.11%	1.09%	1.24%
Lipper Tax-Exempt Money Market Funds Ranking(1)	1/93	1/85	1/73	1/57
Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 10/31/11): 0.10%
Net Expense Ratio: 0.49%(2)

(1) The since inception data represents the period beginning 12/31/2002.
(2) As disclosed in the prospectus dated March 1, 2011.
Note, the yield more closely reflects the current earnings of the money market fund than the total return.

Performance data quoted represents past performance and is not predictive of future results. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Tax-Exempt Money Market Funds Average reflects fees charged by the underlying funds. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Equivalent Taxable Yields as of 10/31/11

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Current 7 Day Yield of 0.10% is Equivalent to a Taxable Yield of:

$68,000 - 137,300	$34,000 - 82,400	25%	0.13%

$137,301 - 209,250	$82,401 - 171,850	28%	0.14%

$209,251 - 373,650	$171,851 - 373,650	33%	0.15%

Over $373,650	Over $373,650	35%	0.15%

The chart reflects projected 2011 marginal federal tax rates before limitations and phaseouts. Individuals should consult a tax professional to determine their actual 2011 marginal tax rate.

Portfolio Distributions* (Unaudited)	Holdings*
	1.	City of Chicago O’Hare International Airport, Rocs RR II - Series R-11312, 0.290%, 01/01/2016	4.72%
	2.	Weslaco Health Facilities Development Corp., Knapp Medical Center-Series A, 0.820%, 06/01/2038	4.63%
	3.	New Jersey Turnpike Authority Revenue-Series D, 0.850%, 01/01/2018	3.97%
	4.	Jefferson County Industrial Development Corp. Revenue, Jefferson Refinery LLC-Series A, 0.500%, 12/01/2040	2.90%
	5.	Valparaiso Economic Development Revenue, Task Force Tips, Inc., 0.240%, 05/01/2033	2.76%
	6.	Strategic Fund Limited Obligation Revenue, Sacred Heart Rehab Center, 0.360%,03/01/2037	2.47%
	7.	Strategic Fund Limited Obligation Revenue, Glastender Inc., 0.400%, 11/01/2023	2.45%
	8.	Hendersonville Industrial Development Board-Series A, 0.360%, 05/01/2036	2.42%
	9.	City of Harvard Revenue, Northfield Court, 0.310%, 12/01/2025	2.37%
	10.	Washington Housing Finance Commission, Mirabella-Series A, 1.080%, 03/01/2036	2.22%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

	(1)	Amount is less than 0.05%.

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

We are pleased to provide you with the annual report for the Alpine Income Trust for the period ending October 31, 2011. The Income Trust includes both the Alpine Ultra Short Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

PERFORMANCE SUMMARY

According to Lipper Analytical Services, the total return for the Alpine Ultra Short Tax Optimized Income Fund was 1.87% versus 1.20% for the Lipper average for Short Municipal Debt Funds and 1.18% for the Barclays Capital Municipal 1 Year Bond Index. The fund was ranked number 18 out of 86 funds by Lipper Analytical Services for year ending October 31st, 2011, based on total returns.

The Alpine Municipal Money Market Fund had a total return of 0.18% versus an average of 0.02% in the Lipper Category of Tax Exempt Money Market Funds. Furthermore, Lipper Analytical Services ranked the Fund number one out of 93 funds in the Tax Exempt Money Market category for year ending October 31st, 2011, based on total returns.

The Adviser has continued to support the funds by voluntarily waiving a portion of its fee for each fund, (for Alpine Ultra Short Tax Optimized Income Fund, in addition to its contractual waiver) to provide an attractive yield to our investors.

MARKET OVERVIEW

Economic growth thus far in 2011 has been disappointing. After a strong start to the year, job growth faltered in the spring and the national unemployment rate remains stubbornly high around 9%. Also, the housing market continues to languish at depressed levels. With commodity prices somewhat elevated-though generally lower than they were in the spring-and economic prospects in the U.S. and Europe uncertain, consumers have been reluctant to increase their spending, and many businesses have restrained their expansion plans.

Despite the end of the Federal Reserve’s second round of quantitative easing and S&P’s recent downgrade of the U.S. government’s long-term sovereign credit rating, intermediate and long-term Treasury interest rates fell sharply over the last six months, approaching historic lows amid new fears of a double-dip recession. Municipal yields also declined, but to a lesser extent. The Federal Reserve acknowledged the fragility of the economy and indicated that it would likely keep the fed funds target rate in the 0.00% to 0.25% range-which has been in place since December 2008-until at least mid 2013. As our reporting period closed, the Federal Reserve Chairman indicated that the central bank would contemplate the possible deployment of additional tools to stimulate the economy.

Municipal issuance thus far in 2011 totaled about $228.9 billion, according to The Bond Buyer, well below the brisk pace of the last few years. Contributing factors include the absence of the Build America Bond program, which led to increased issuance in 2009-2010 but expired last December, and a pervasive sentiment towards austerity. Demand for municipal securities has been weak for most of the year but has been improving due to increased interest from individual investors and some nontraditional investors purchasing munis directly. Cash flows into municipal bond funds were mostly negative on the longer end but better on the short municipal debt funds. This was a reflection of the weakening economic outlook and some concerns about prevailing low yields.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve the high ratings they have been given by the major credit rating agencies, and we do not see a near-term threat to their ability to service their outstanding debts. However, we do have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which have good credit profiles.

ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

During the past six months, we maintained the same strategy that we have been utilizing throughout 2011. We continued to position the fund with the following goals in mind: 1) to keep volatility low while still providing a competitive yield, 2) to take advantage of the current interest rate environment while being mindful that interest rates are at historic lows and 3) to be defensive in the face of declining credit quality in the municipal sector. While the fund’s total return has not kept pace with other funds that have large exposure to lower-rated bonds or longer maturities during the past 10 months, we feel that our fund is well positioned based on present conditions in the marketplace. In this regard, in the fourth quarter of 2010, as the municipal market backed off significantly the fund moved to the

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

top quartile of the Lipper Analytical rankings for the one-year period.

Upon examining the fundamentals of the municipal marketplace over the past ten months, we saw three key factors that formulated our investment strategy. These included historically low interest rates, deteriorating credit quality and a supply/demand imbalance of tax exempt securities. When we took all three of these variables into consideration, we concluded based on our objective of the fund that it would be advantageous to keep our average weighted maturity short and take a more defensive position. As a result, the fund’s average maturity fell to 71 days at the end of October. With short-term rates so low we currently intend to stay in this maturity range until rates move higher. We overweighed the portfolio in near-cash or short-term bonds that mature within a year with over 50% of the fund in variable rate demand notes (VRDN). VRDN’s have been a big component of the fund for the last several years as they have provided the fund with an attractive yield relative to longer maturing securities and the ability to sell at par on a daily or weekly basis depending on the specific type. Lately, we have seen a dramatic increase in the yields of these securities that have a European bank either providing a letter of credit or acting as a liquidity provider. We are very conscious of the volatility overseas and have limited our exposure to no more than seven days in any one security. We have also noticed that many of the issues that we own with these European credit enhancements have or are being refinanced and we continue to seek out opportunities that we believe will be called at a future date. We believe such opportunities provide an above average yield and relative safety of principal.

Other Fund investments included purchasing put bonds in the three to 12-month range, general market notes and tax-exempt commercial paper (CP). Most of our purchases of tax-exempt CP were similar in nature to our VRDN purchases with European bank credit enhancements. We were able to capitalize on a very disjointed market and purchase securities with abnormally high yields with one to two day maturities. Eventually, the issuers waived the white flag and changed the letters of credit to other banks to lower their financing costs resulting in us selling the bonds. Overall, these three different types of securities helped us to balance out the portfolio by extending ever so slightly on the yield curve.

ALPINE MUNICIPAL MONEY MARKET FUND

All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to

0.25%. With volatile financial markets, the European debt crisis, uncertainty over U.S. debt obligations, and a sputtering economy all serving as a backdrop, many investors showed a preference for the safety and quality that money funds provide. The result has been a continuing push to lower rates in money markets.

Municipal money markets continue to follow the pattern of the broader money markets. Rates across the municipal yield curve are lower by about 15 basis points (100 basis points equal one percent) compared with six months ago. At the close of this reporting period overnight rates averaged 0.16% while seven-day rates averaged 0.27%. Thirty-day commercial paper rates averaged 0.15%, while one-year note yields averaged 0.27%.

Credit quality remains a primary focus in the portfolio-in terms of both the municipal issuers themselves and the various bank guarantors that provide liquidity support to municipal debt. Since much of the short-term municipal market requires some form of bank support, we look only to Tier-1 banks for such backing. Furthermore, we have continued to maintain a significant portion of the fund in variable rate demand notes which has enabled us to keep our average maturity very short. At the close of our reporting period, our average weighted maturity was 12 days versus 32 days for our peer group.

The Federal Reserve has communicated to the market that it intends to maintain the current fed funds target rate well into 2013. For money fund investors, the prospect for higher income continues to be deferred. Still, we believe investors rely on their fund investments as a source of stability in uncertain markets and a ready source of liquidity. Our focus on such goals remains unchanged throughout this challenging period.

OUTLOOK

While we are pleased with the improved performance and sentiment towards municipal bonds, we acknowledge that the credit and economic environment for municipalities is likely to remain challenging. The slow economic recovery, the housing market downturn and high unemployment have reduced tax revenues collected by states and local governments from their peaks. Municipal bond defaults, which have historically been rare, could increase moderately. Defaults thus far have mostly been limited to the small issuers in the riskiest sectors, such as land-backed, multifamily housing, or hospitals. Income and sales tax have shown signs of increasing, providing support for state governments. On the other hand, cutbacks in state

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

support and persisting declines in property tax revenues will likely keep local municipal issuers vulnerable.

We will continue to monitor the economic landscape closely and make adjustments as needed. As always, we are on the lookout for attractively valued bonds by issuers with good fundamentals.

Sincerely,

Steven C. Shachat
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Alpine Municipal Money Market Fund is subject to the following risks:

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Management Risk – The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Redemption Risk – The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Regulatory Risk – The SEC recently amended the rules governing money market funds. In addition, the SEC continues to review the regulation of such funds. Any further changes by the SEC or additional legislative developments may affect the Alpine Municipal Money Market Fund’s operations, investment strategies, performance and yield.

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

Variable Rate Demand Obligations Risks – Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. There is the possibility that because of default or insolvency the right to demand payment from the bank or other financial institution may not be honored. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation.

The Alpine Ultra Short Tax Optimized Income Fund is subject to the following risks:

Derivative Securities Risk – The Fund may invest in municipal derivative securities which are subject to structural risks that could cause the Fund to receive taxable income or to lose money.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Management Risk – The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Mortgage Related and Asset Backed Securities Risk – These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the owner. This could reduce the Fund’s share price and its income distributions.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risks – Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. There is the possibility that because of default or insolvency the right to demand payment from the bank or other financial institution may not be honored. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation.

Please refer to page 6 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—97.4%
Brazil—8.7%
443,586	Anhanguera Educacional Participacoes SA	$6,523,893
560,000	Brazil Pharma SA (a)	4,468,649
520,500	Estacio Participacoes SA	6,075,557
719,826	International Meal Co. Holdings SA (a)	4,758,730
310,322	Kroton Educacional SA (a)	3,470,415
1,048,400	MRV Engenharia e Participacoes SA	7,388,904
1,682,500	PDG Realty SA Empreendimentos e Participacoes	7,418,543

		40,104,691

Canada—1.4%
48,748	Goldcorp, Inc.	2,380,852
89,512	Potash Corp. of Saskatchewan, Inc.	4,236,603

		6,617,455

China—3.0%
14,415,000	Daqing Dairy Holdings, Ltd. (a)	3,486,681
6,286,000	Dongyue Group	4,812,269
133,400	Giant Interactive Group, Inc.—ADR	518,926
3,738,100	Great Wall Motor Co., Ltd.— Series H	5,038,268
26,456	Sun Art Retail Group, Ltd. (a)	34,258

		13,890,402

Denmark—1.0%
69,100	FLSmidth & Co. A/S	4,376,324

Finland—0.9%
111,800	Metso OYJ	4,324,627

Hong Kong—2.8%
5,442,800	Brilliance China Automotive Holdings, Ltd. (a)	5,869,295
2,393,300	Haier Electronics Group Co., Ltd. (a)	2,275,540
281,300	Hong Kong Exchanges and Clearing, Ltd.	4,757,899

		12,902,734

Norway—1.9%
271,700	Seadrill, Ltd.	8,922,373

Russia—0.3%
271,857	LSR Group—GDR (b)	1,302,195

Singapore—1.5%
199,664	Avago Technologies, Ltd.	6,742,653

Sweden—1.4%
315,865	Tele2 AB—B Shares	6,651,578

Switzerland—2.4%
75,389	Novartis AG—ADR	4,257,217
114,934	Transocean, Ltd.	6,568,478

		10,825,695

United Kingdom—4.6%
71,247	Ensco PLC—ADR	3,538,126
231,222	GlaxoSmithKline PLC—ADR	10,356,434
423,100	Xstrata PLC	7,047,385

		20,941,945

Shares	Security Description	Value

Common Stocks—continued
United States—67.5%
45,083	Alpha Natural Resources, Inc. (a)	$1,083,795
74,963	American Tower Corp.— Class A (a)	4,130,461
81,339	Baker Hughes, Inc.	4,716,849
48,716	Barrick Gold Corp.	2,411,442
31,684	BorgWarner, Inc. (a)	2,423,509
64,835	Carnival Corp.	2,282,840
53,350	Caterpillar, Inc.	5,039,441
186,525	CBS Corp.—Class B	4,814,210
45,256	Chevron Corp.	4,754,143
205,844	Citigroup, Inc.	6,502,612
90,222	Coach, Inc.	5,870,746
190,141	Comcast Corp.—Class A	4,458,806
24,728	Cummins, Inc.	2,458,705
221,790	CVS Caremark Corp.	8,050,977
56,607	Edison International	2,298,244
29,298	FedEx Corp.	2,397,455
31,695	Flowserve Corp.	2,937,810
156,108	Foot Locker, Inc.	3,412,521
112,500	Freeport-McMoRan Copper & Gold, Inc.	4,529,250
100,059	Halliburton Co.	3,738,204
120,528	Hasbro, Inc.	4,587,296
260,641	Healthcare Services Group, Inc.	4,522,121
146,769	Hewlett-Packard Co.	3,905,523
301,767	Intel Corp.	7,405,362
62,756	International Business Machines Corp.	11,586,640
126,479	ITC Holdings Corp.	9,192,494
111,523	Johnson & Johnson	7,180,966
279,868	JPMorgan Chase & Co.	9,728,212
299,678	KKR & Co. Guernsey LP	4,039,659
127,476	Kraft Foods, Inc.—Class A	4,484,606
222,300	Kronos Worldwide, Inc.	4,932,837
100,034	McDonald’s Corp.	9,288,157
183,566	Merck & Co., Inc.	6,333,027
238,425	Meridian Bioscience, Inc.	4,344,103
138,527	Microchip Technology, Inc.	5,009,136
80,429	Microsoft Corp.	2,141,824
342,565	Morgan Stanley	6,042,847
72,719	Norfolk Southern Corp.	5,380,479
53,587	Occidental Petroleum Corp.	4,980,376
249,907	Och-Ziff Capital Management Group, LLC—Class A	2,726,485
241,445	Oracle Corp.	7,912,153
74,761	PepsiCo, Inc.	4,706,205
247,370	Pfizer, Inc.	4,764,346
152,949	QUALCOMM, Inc.	7,892,168
150,199	Regal Entertainment Group— Class A	2,168,874
116,824	Ryder System, Inc.	5,951,015
398,900	Sara Lee Corp.	7,100,420
86,119	Schlumberger, Ltd.	6,327,163
89,256	Snap-On, Inc.	4,790,370
40,690	Target Corp.	2,227,778
128,386	The Boeing Co.	8,446,515
135,950	The Coca-Cola Co.	9,288,104
46,898	The Estee Lauder Cos., Inc.— Class A	4,617,108
19,485	The Goldman Sachs Group, Inc.	2,134,582

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
United States—continued
63,258	The Mosaic Co.	$3,704,388
69,026	The Procter & Gamble Co.	4,416,974
71,330	Union Pacific Corp.	7,102,328
67,370	United Technologies Corp.	5,253,513
128,504	Walgreen Co.	4,266,333
239,439	Wells Fargo & Co.	6,203,864
103,190	Yum! Brands, Inc.	5,527,888

		310,926,259

	Total Common Stocks (Cost $433,377,603)	$448,528,931
	Total Investments (Cost $433,377,603)—97.4% (c)	448,528,931
	Other Assets in Excess of Liabilities—2.6%	11,936,842

	TOTAL NET ASSETS 100.0%	$460,465,773

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.3% of the Fund’s net assets.

(c) Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

GDR—Global Depositary Receipt

OYJ—Osakeyhtio is the Finnish equivalent of a limited company. PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—91.7%
Aerospace & Defense—1.6%
650	United Technologies Corp.	$50,687

Beverages—3.6%
950	Anheuser-Busch InBev NV—ADR	52,697
1,000	PepsiCo, Inc.	62,950

		115,647

Biotechnology—1.4%
800	Amgen, Inc.	45,816

Capital Markets—1.5%
300	BlackRock, Inc.	47,337

Chemicals—2.8%
660	Air Products & Chemicals, Inc.	56,852
700	Potash Corp. of Saskatchewan, Inc.	33,131

		89,983

Commercial Banks—5.2%
2,000	Comerica, Inc.	51,100
9,000	First Commonwealth Financial Corp.	41,490
8,000	Grupo Financiero Banorte SAB de CV	27,283
9,000	Huntington Bancshares, Inc.	46,620

		166,493

Communications Equipment—3.1%
2,675	Cisco Systems, Inc.	49,568
950	QUALCOMM, Inc.	49,020

		98,588

Computers & Peripherals—1.2%
1,425	Hewlett-Packard Co.	37,919

Construction & Engineering—1.4%
5,000	Aecon Group, Inc.	45,147

Diversified Financial Services—2.4%
1,000	Citigroup, Inc.	31,590
170	CME Group, Inc.	46,845

		78,435

Electric Utilities—1.0%
1,500	EDP—Energias do Brasil SA	32,327

Energy Equipment & Services—4.2%
850	Bristow Group, Inc.	42,313
750	Schlumberger, Ltd.	55,102
1,200	Seadrill, Ltd.	39,407

		136,822

Food & Staples Retailing—1.6%
1,575	Walgreen Co.	52,290

Food Products—3.2%
1,280	General Mills, Inc.	49,318
700	The J.M. Smucker Co.	53,914

		103,232

Gas Utilities—1.5%
1,700	UGI Corp.	48,739

Health Care Equipment & Supplies—2.9%
600	Becton, Dickinson & Co.	46,938
1,400	Hill-Rom Holdings, Inc.	47,138

		94,076

Shares	Security Description	Value

Common Stocks—continued
Health Care Providers & Services—2.5%
1,200	Aetna, Inc.	$47,712
680	UnitedHealth Group, Inc.	32,633

		80,345

Hotels, Restaurants & Leisure—1.4%
1,275	Carnival Corp.	44,893

Household Durables—1.7%
18,000	Pace PLC	22,851
7,000	PDG Realty SA Empreendimentos e Participacoes	30,864

		53,715

Household Products—1.6%
800	The Procter & Gamble Co.	51,192

Industrial Conglomerates—1.0%
415	3M Co.	32,793

Insurance—1.1%
1,700	Alterra Capital Holdings, Ltd.	36,856

IT Services—3.1%
300	International Business Machines Corp.	55,389
470	Visa, Inc.—Class A	43,832

		99,221

Machinery—2.3%
800	Dover Corp.	44,424
530	Snap-On, Inc.	28,445

		72,869

Media—4.4%
1,599	CBS Corp.—Class B	41,270
2,400	Comcast Corp.—Class A	56,280
1,675	SES SA	42,782

		140,332

Metals & Mining—1.4%
1,750	Vale SA—ADR	44,468

Multi-Utilities—3.3%
1,000	OGE Energy Corp.	51,740
2,100	Xcel Energy, Inc.	54,285

		106,025

Oil, Gas & Consumable Fuels—7.4%
470	Chevron Corp.	49,374
750	ConocoPhillips	52,237
1,700	El Paso Corp.	42,517
1,400	El Paso Pipeline Partners LP	46,662
520	Occidental Petroleum Corp.	48,329

		239,119

Personal Products—0.5%
3,100	Hypermarcas SA	16,684

Pharmaceuticals—3.1%
950	Abbott Laboratories	51,177
1,200	Teva Pharmaceutical Industries, Ltd.—ADR	49,020

		100,197

Professional Services—1.2%
1,600	VSE Corp.	38,912

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
Real Estate Investment Trusts—2.3%
1,900	American Capital Mortgage Investment Corp.	$34,542
2,800	Colony Financial, Inc.	41,076

		75,618

Road & Rail—1.5%
495	Union Pacific Corp.	49,287

Semiconductors & Semiconductor Equipment—5.2%
1,750	Avago Technologies, Ltd.	59,098
2,250	Intel Corp.	55,215
1,600	Linear Technology Corp.	51,696

		166,009

Software—2.7%
2,000	Microsoft Corp.	53,260
2,000	Totvs SA	33,200

		86,460

Specialty Retail—1.6%
1,550	Guess?, Inc.	51,135

Shares	Security Description	Value

Textiles, Apparel & Luxury Goods—3.2%
540	NIKE, Inc.—Class B	$52,029
360	VF Corp.	49,759

		101,788

Wireless Telecommunication Services—0.6%
350	American Tower Corp.— Class A (a)	19,285

	Total Common Stocks (Cost $2,847,517)	2,950,741

Principal Amount

Short-Term Investments—15.2%
491,000	State Street Eurodollar Time Deposit, 0.01%	491,000

	Total Short-Term Investments (Cost $491,000)	491,000

	Total Investments (Cost $3,338,517)—106.9% (b)	3,441,741
	Liabilities in Excess of Other Assets—(6.9)%	(223,545)

	TOTAL NET ASSETS 100.0%	$3,218,196

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

ADR—American Depositary Receipt

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—107.6%
Capital Markets—17.1%
20,000	BGC Partners, Inc.—Class A	$137,000
52,033	Cowen Group, Inc.—Class A (a)	141,530
30,902	Edelman Financial Group, Inc.	214,460
18,500	GFI Group, Inc.	79,920
30,000	Gleacher & Co., Inc. (a)	38,400
13,000	JMP Group, Inc.	96,460
25,100	MF Global Holdings, Ltd. (a)(b)(c)	251
2,000	Och-Ziff Capital Management Group, LLC—Class A	21,820
65,259	Rodman & Renshaw Capital Group, Inc. (a)	48,291
20,000	The Blackstone Group LP	294,200

		1,072,332

Commercial Banks—54.4%
45,165	1st United Bancorp, Inc. (a)	233,955
3,000	American River Bankshares (a)	14,940
53,940	Bank of Commerce Holdings	186,093
55,712	Bank of Virginia (a)	53,233
13,428	Barclays PLC	41,626
15,000	California United Bank (a)	152,250
4,000	Cardinal Financial Corp.	42,960
80,000	Carolina Trust Bank (a)	240,000
23,800	Centerstate Banks, Inc.	135,184
34,337	Citizens First Corp. (a)	211,859
7,000	Columbia Banking System, Inc.	133,490
7,095	Comerica, Inc.	181,277
4,700	Community National Bank of the Lakeway Area (a)(d)	18,800
4,000	First Business Financial Services, Inc.	64,320
80,000	First California Financial Group, Inc. (a)	261,600
1,000	FirstMerit Corp.	14,010
3,200	KeyCorp.	22,592
21,000	Mitsubishi UFJ Financial Group, Inc.	91,265
37,000	National Bank of Greece SA— ADR (a)	20,032
10,200	New Century Bancorp, Inc. (a)	28,458
400	North Valley Bancorp (a)	4,040
2,375	Old Point Financial Corp.	23,655
4,000	Oriental Financial Group, Inc.	42,360
22,042	Pacific Mercantile Bancorp (a)	67,008
18,276	Pacific Premier Bancorp, Inc. (a)	119,160
75,000	Republic First Bancorp, Inc. (a)	122,250
3,120	Rurban Financial Corp. (a)	9,672
38,750	Southern National Bancorp of Virginia, Inc. (a)	236,762

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
3,000	Sumitomo Mitsui Financial Group, Inc.	$83,854
6,000	Summit State Bank	34,590
3,810	SunTrust Banks, Inc.	75,171
152,347	Synovus Financial Corp.	228,520
5,000	The Savannah Bancorp, Inc. (a)	28,000
2,551	Valley Commerce Bancorp (a)	17,666
32,000	VTB Bank OJSC—GDR (e)	153,984
1,974	Yadkin Valley Financial Corp. (a)	4,185

		3,398,821

Consumer Finance—2.2%
1,000	Green Dot Corp.—Class A (a)	32,670
25,000	Imperial Holdings, Inc. (a)	56,250
9,000	Netspend Holdings, Inc. (a)	51,750

		140,670

Diversified Financial Services—17.0%
7,124	BM&F Bovespa SA	42,532
1,000	CBOE Holdings, Inc.	26,130
665	CME Group, Inc.	183,247
162,000	Dubai Financial Market (a)	45,132
3,715	IntercontinentalExchange, Inc. (a)	482,504
4,000	NYSE Euronext	106,280
7,000	The NASDAQ OMX Group, Inc. (a)	175,350

		1,061,175

Industrial Conglomerates—1.9%
7,000	General Electric Co.	116,970

Insurance—0.7%
3,500	Assured Guaranty, Ltd.	44,590

Thrifts & Mortgage Finance—14.3%
24,641	Alliance Bancorp, Inc. of Pennsylvania	239,511
1,700	Astoria Financial Corp.	14,110
5,000	Central Federal Corp. (a)	4,375
2,144	Fidelity Bancorp, Inc.	17,752
5,895	First Pactrust Bancorp, Inc.	74,159
40,000	Flagstar Bancorp, Inc. (a)	31,200
8,823	HopFed Bancorp, Inc.	53,203
50,000	Provident Financial Holdings, Inc.	458,500

		892,810

	Total Common Stocks (Cost $10,085,512)	6,727,368

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Preferred Stocks—2.4%
Commercial Banks—2.4%
13,500	Banco ABC Brasil SA	$90,034
13,000	Banco Industrial e Comercial SA	59,138

		149,172

	Total Preferred Stocks (Cost $190,158)	149,172

	Total Investments (Cost $10,275,670)—110.0% (f)	6,876,540
	Liabilities in Excess of Other Assets—(10.0)%	(625,648)

	TOTAL NET ASSETS 100.0%	$6,250,892

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. This security comprised less than 0.05% of the Fund’s net assets.

(c) Bankrupt security.

(d) Illiquid security.

(e)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.5% of the Fund’s net assets.

(f) Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—103.7%
Auto Components—1.5%
2,000	BorgWarner, Inc. (a)	$152,980

Biotechnology—2.4%
12,500	ARIAD Pharmaceuticals, Inc. (a)	145,375
5,000	Myriad Genetics, Inc. (a)	106,400

		251,775

Chemicals—2.6%
20,000	Zagg, Inc. (a)	269,800

Commercial Banks—1.5%
8,000	SunTrust Banks, Inc.	157,840

Communications Equipment—0.9%
5,000	DG FastChannel, Inc. (a)	93,200

Computers & Peripherals—1.3%
5,000	Hewlett-Packard Co.	133,050

Diversified Financial Services—2.1%
800	CME Group, Inc.	220,448

Electrical Equipment—3.6%
20,000	LSI Industries, Inc.	134,600
57,000	PowerSecure International, Inc. (a)	242,250

		376,850

Electronic Equipment, Instruments & Components—8.8%
21,000	FLIR Systems, Inc.	552,300
7,000	Itron, Inc. (a)	257,530
6,975	MOCON, Inc.	108,601

		918,431

Health Care Equipment & Supplies—7.9%
5,000	Alere, Inc. (a)	130,300
1,400	Intuitive Surgical, Inc. (a)	607,404
2,000	MAKO Surgical Corp. (a)	76,900

		814,604

Health Care Providers & Services—10.5%
17,000	Bio-Reference Labs, Inc. (a)	340,680
9,000	HMS Holdings Corp. (a)	219,960
8,000	MEDNAX, Inc. (a)	526,400

		1,087,040

Health Care Technology—2.7%
6,428	Allscripts Healthcare Solutions, Inc. (a)	123,096
4,000	Quality Systems, Inc.	155,640

		278,736

Household Durables—1.0%
3,000	iRobot Corp. (a)	101,580

Shares	Security Description	Value

Common Stocks—continued
Internet & Catalog Retail—14.8%
40	Amazon.com, Inc. (a)	$8,540
3,000	priceline.com, Inc. (a)	1,523,160

		1,531,700

Internet Software & Services—4.0%
700	Google, Inc.—Class A (a)	414,848

Life Sciences Tools & Services—5.3%
1,000	Bio-Rad Laboratories, Inc.— Class A (a)	99,550
11,000	Life Technologies Corp. (a)	447,370

		546,920

Machinery—16.7%
4,900	Flowserve Corp.	454,181
3,391	Middleby Corp. (a)	285,794
32,857	Westport Innovations, Inc. (a)	991,561

		1,731,536

Pharmaceuticals—1.4%
8,000	The Medicines Co. (a)	149,760

Semiconductors & Semiconductor Equipment—1.5%
6,000	Veeco Instruments, Inc. (a)	160,140

Software—13.2%
16,400	ANSYS, Inc. (a)	891,504
6,000	Interactive Intelligence Group (a)	166,500
20,600	Mitek Systems, Inc. (a)	208,266
1,600	Rovi Corp. (a)	79,264
8,000	Scientific Learning Corp. (a)	27,840

		1,373,374

	Total Common Stocks (Cost $9,130,528)	10,764,612

	Total Investments (Cost $9,130,528)—103.7% (b)	10,764,612
	Liabilities in Excess of Other Assets—(3.7)%	(381,209)

	TOTAL NET ASSETS 100.0%	$10,383,403

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—86.9%
Air Freight & Logistics—4.5%
3,100	Atlas Air Worldwide Holdings, Inc. (a)	$119,412
2,000	FedEx Corp.	163,660

		283,072

Auto Components—1.2%
5,000	Amerigon, Inc. (a)	76,700

Chemicals—3.7%
500	New Market Corp.	97,070
10,000	Zagg, Inc. (a)	134,900

		231,970

Commercial Banks—1.7%
1,000	PNC Financial Services Group, Inc.	53,710
1,991	Wells Fargo & Co.	51,587

		105,297

Diversified Financial Services—3.7%
10,000	Bank of America Corp.	68,300
600	CME Group, Inc.	165,336

		233,636

Energy Equipment & Services—1.9%
8,000	ION Geophysical Corp. (a)	60,960
1,000	Transocean, Ltd.	57,150

		118,110

Health Care Equipment & Supplies—9.9%
2,000	Edwards Lifesciences Corp. (a)	150,840
1,000	Intuitive Surgical, Inc. (a)	433,860
1,500	Volcano Corp. (a)	37,395

		622,095

Health Care Technology—0.4%
1,428	Allscripts Healthcare Solutions, Inc. (a)	27,346

Hotels, Restaurants & Leisure—2.7%
4,000	Starbucks Corp.	169,360

Household Durables—7.4%
6,500	Helen of Troy, Ltd. (a)	188,045
4,000	Tempur-Pedic International, Inc. (a)	272,240

		460,285

Industrial Conglomerates—4.7%
16,000	Cookson Group PLC	122,985
10,300	General Electric Co.	172,113

		295,098

Internet & Catalog Retail—6.5%
800	priceline.com, Inc. (a)	406,176

Shares	Security Description	Value

Common Stocks—continued
Internet Software & Services—1.9%
200	Google, Inc.—Class A (a)	$118,528

Machinery—20.1%
2,400	Cummins, Inc.	238,632
4,000	Gardner Denver, Inc.	309,320
40,000	Industrea, Ltd.	53,655
3,000	Pall Corp.	153,510
3,000	Snap-On, Inc.	161,010
10,000	Wabash National Corp. (a)	69,000
9,037	Westport Innovations, Inc. (a)	273,370

		1,258,497

Metals & Mining—3.1%
5,000	Globe Specialty Metals, Inc.	83,350
1,500	Walter Energy, Inc.	113,475

		196,825

Multiline Retail—2.6%
2,000	Dollar Tree, Inc. (a)	159,920

Oil, Gas & Consumable Fuels—0.6%
372	Apache Corp.	37,062

Real Estate Investment Trusts (REITs)—0.4%
1,095	Walter Investment Management Corp.	27,769

Software—9.9%
20,600	Mitek Systems, Inc. (a)	208,266
5,000	Nuance Communications, Inc. (a)	132,400
5,000	Oracle Corp.	163,850
4,000	SolarWinds, Inc. (a)	115,440

		619,956

	Total Common Stocks (Cost $4,226,709)	5,447,702

Principal Amount

Short-Term Investments—18.7%
$1,168,000	State Street Eurodollar Time Deposit, 0.01%	1,168,000

	Total Short-Term Investments (Cost $1,168,000)	1,168,000

	Total Investments (Cost $5,394,709)—105.6% (b)	6,615,702
	Liabilities in Excess of Other Assets—(5.6)%	(348,776)

	TOTAL NET ASSETS 100.0%	$6,266,926

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—65.2%
Aerospace & Defense—1.3%
15,000	Honeywell International, Inc.	$786,000

Auto Components—2.9%
30,500	Autoliv, Inc.	1,761,985

Beverages—0.4%
5,000	Anheuser-Busch InBev NV—ADR	277,350

Capital Markets—1.7%
25,900	State Street Corp.	1,046,101

Chemicals—2.8%
3,200	Air Products & Chemicals, Inc.	275,648
20,000	E.I. duPont de Nemours & Co.	961,400
12,000	Eastman Chemical Co.	471,480

		1,708,528

Commercial Banks—4.6%
5,000	PNC Financial Services Group, Inc.	268,550
7,869	Southside Bancshares, Inc.	161,865
35,000	Sun Bancorp, Inc. (a)	103,950
7,293	Susquehanna Bancshares, Inc.	52,947
33,075	Valley National Bancorp	396,900
10,000	Washington Trust Bancorp, Inc.	234,800
69,501	Webster Financial Corp.	1,365,000
10,432	Wells Fargo & Co.	270,293

		2,854,305

Computers & Peripherals—0.6%
14,000	Hewlett-Packard Co.	372,540

Consumer Finance—0.3%
4,568	Capital One Financial Corp.	208,575

Containers & Packaging—0.3%
30,000	Boise, Inc.	181,500

Diversified Financial Services—5.4%
63,041	Bank of America Corp.	430,570
14,367	Citigroup, Inc.	453,854
2,600	CME Group, Inc.	716,456
45,600	JPMorgan Chase & Co.	1,585,056
10,406	Medallion Financial Corp.	123,831

		3,309,767

Electric Utilities—0.6%
8,200	First Energy Corp.	368,672

Electrical Equipment—2.7%
22,500	AMETEK, Inc.	889,200
8,700	Preformed Line Products Co.	559,845
4,000	Regal-Beloit Corp.	212,520

		1,661,565

Food & Staples Retailing—2.0%
15,000	CVS Caremark Corp.	544,500
20,000	Walgreen Co.	664,000

		1,208,500

Food Products—0.9%
10,000	H.J. Heinz Co.	534,400

Health Care Equipment & Supplies—1.1%
8,600	Becton, Dickinson & Co.	672,778

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—0.8%
10,000	Darden Restaurants, Inc.	$478,800

Household Durables—0.8%
28,000	Lennar Corp.—Class A	463,120

Household Products—1.4%
4,000	Colgate-Palmolive Co.	361,480
7,000	Kimberly-Clark Corp.	487,970

		849,450

Industrial Conglomerates—3.3%
10,000	3M Co.	790,200
74,600	General Electric Co.	1,246,566

		2,036,766

Insurance—0.5%
5,000	Chubb Corp.	335,250

IT Services—3.0%
10,000	International Business Machines Corp.	1,846,300

Leisure Equipment & Products—0.6%
10,000	Hasbro, Inc.	380,600

Machinery—1.8%
5,000	Caterpillar, Inc.	472,300
15,000	Lincoln Electric Holdings, Inc.	546,000
10,000	Wabash National Corp. (a)	69,000

		1,087,300

Media—0.3%
7,692	CBS Corp.—Class B	198,531

Oil, Gas & Consumable Fuels—6.3%
6,000	Cenovus Energy, Inc.	205,200
59,000	CONSOL Energy, Inc.	2,522,840
8,000	El Paso Pipeline Partners LP	266,640
8,000	Hess Corp.	500,480
20,000	Penn Virginia Corp.	121,800
7,547	World Fuel Services Corp.	300,748

		3,917,708

Pharmaceuticals—3.4%
7,000	Abbott Laboratories	377,090
27,000	Johnson & Johnson	1,738,530

		2,115,620

Real Estate Investment Trusts—11.2%
13,000	Boston Properties, Inc.	1,286,870
100,000	CBL & Associates Properties, Inc.	1,538,000
13,804	DDR Corp.	176,829
4,286	DuPont Fabros Technology, Inc.	89,106
20,000	Invesco Mortgage Capital, Inc.	315,600
5,669	ProLogis, Inc.	168,710
10,000	Sabra Health Care REIT, Inc.	102,700
23,823	Simon Property Group, Inc.	3,059,826
20,000	Two Harbors Investment Corp.	187,000

		6,924,641

Road & Rail—1.2%
10,000	Norfolk Southern Corp.	739,900

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
Textiles, Apparel & Luxury Goods—1.5%
5,000	PVH Corp.	$372,050
4,000	VF Corp.	552,880

		924,930

Thrifts & Mortgage Finance—0.7%
75,600	Federal National Mortgage Association (a)	18,673
31,500	New York Community Bancorp, Inc.	419,265

		437,938

Trading Companies & Distributors—0.8%
3,000	WW Grainger, Inc.	513,930

	Total Common Stocks (Cost $42,134,574)	40,203,350

Principal Amount	Security Description	Value

Bonds—22.1%
U.S. Treasury Bonds—22.1%
$6,000,000	6.000%, 02/15/2026	$8,360,628
4,000,000	5.250%, 11/15/2028	5,285,000

		13,645,628

	Total Bonds (Cost $11,995,697)	13,645,628

Short-Term Investments—7.6%
4,725,000	State Street Eurodollar Time Deposit, 0.01%	4,725,000

	Total Short-Term Investments (Cost $4,725,000)	4,725,000

	Total Investments (Cost $58,855,271)—94.9%	58,573,978
	Other Assets in Excess of Liabilities—5.1%	3,127,219

	TOTAL NET ASSETS 100.0%	$61,701,197

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—96.7%
Alabama—6.6%
$2,370,000	Birmingham Airport Authority
	Airport Revenue (CS: AMBAC)
	5.000%, 07/01/2012	$2,421,619
5,000,000	Chatom Industrial Development
	Board Gulf Opportunity Zone
	Revenue, Powersouth Energy
	Cooperative—Series A, VRDN
	(SPA: National Rural Utilities
	Finance)
	1.000%, 11/15/2038 (a)	5,000,000
2,000,000	Chatom Industrial Development
	Board Pollution Control
	Revenue, Electric—Series C,
	VRDN
	(SPA: National Rural Utilities
	Finance)
	1.000%, 12/01/2024 (Putable
	on 12/01/2011) (a)	2,000,200
1,410,000	Madison Industrial Development
	Board Revenue, WL Halsey
	Grocery Co., VRDN
	(LOC: Regions Bank)
	1.590%, 04/01/2016 (Putable
	on 11/07/2011) (a)	1,410,000
5,915,000	Mobile Downtown
	Redevelopment Authority
	Revenue, Lafayette Plaza Hotel
	Project—Series A, VRDN
	(LOC: Regions Bank)
	1.100%, 05/01/2032
	(Putable on 11/07/2011) (a)	5,915,000
20,000,000	Mobile Industrial Development
	Board Pollution Control
	Revenue, Alabama Power Co.,
	Barry Plant, VRDN
	(CS: Alabama Power Co.)
	0.750%, 07/15/2034 (Putable
	on 08/22/2012) (a)	20,009,600
5,795,000	The Health Care Authority for
	Baptist Health—Series A, VRDN
	(CS: Baptist Health)
	6.125%, 11/15/2036 (Putable
	on 05/15/2012) (a)	5,908,350
2,450,000	The Health Care Authority for
	Baptist Health—Series B, ARN
	(CS: Assured Guaranty)
	0.700%, 11/15/2037 (a)	2,450,000
2,355,000	The Medical Clinic Board of the
	City of Gulf Shores Revenue,
	Colonial Pinnacle MOB Project,
	VRDN
	(LOC: Regions Bank)
	1.000%, 07/01/2034 (Putable
	on 11/07/2011) (a)	2,355,000
60,400,000	The Southeast Alabama Gas
	District Revenue, Supply
	Project—Series A, VRDN
	(SPA: Societe Generale)
	2.450%, 08/01/2027 (Putable
	on 11/01/2011) (a)	60,400,000

		107,869,769

Principal Amount	Security Description	Value

Municipal Bonds—continued
Arizona—2.2%
$14,400,000	Cochise County Pollution Control
	Corp., Revenue, Arizona Electric
	Power Cooperative, Inc., Project,
	VRDN
	(CS: National Rural Utilities
	Corp.) 1.000%, 09/01/2024
	(Putable on 03/01/2012) (a)	$14,402,016
4,120,000	Coconino County Pollution
	Control Corp., Revenue,
	Arizona Public Services
	Navajo—Series A
	(CS: Arizona Public Service Corp.)
	3.625%, 10/01/2029
	(Putable on 07/13/2013)	4,204,460
325,000	Flagstaff, Aspen Place Sawmill
	Improvement District
	(CS: Flagstaff Arizona Revenue)
	5.000%, 01/01/2013	326,066
3,300,000	Maricopa County Pollution
	Control Corp., Arizona Public
	Services Co.—Series B
	(CS: Arizona Public Service Corp.)
	5.500%, 05/01/2029
	(Putable on 05/01/2012)	3,372,567
8,250,000	Navajo County Pollution Control
	Corp.—Series A
	(CS: Arizona Public Service Corp.)
	5.000%, 06/01/2034
	(Putable on 06/01/2012)	8,438,100
5,075,000	Scottsdale Industrial Development
	Authority Hospital Revenue,
	Scottsdale Healthcare—
	Series F, ARN
	(CS: Assured Guaranty)
	0.760%, 09/01/2045 (a)	5,075,000
400,000	University Medical Center Corp.,
	Hospital Revenue
	3.000%, 07/01/2012	404,060

		36,222,269

Arkansas—0.9%
5,180,000	Pulaski County Public Facilities
	Board Revenue, Anthony
	School, VRDN
	(LOC: Regions Bank)
	1.100%, 06/01/2033
	(Putable on 11/07/2011) (a)	5,180,000
4,350,000	Pulaski County Public Facilities
	Board Revenue, Valley Heights
	Apartments II—Series C, VRDN
	(LOC: Regions Bank)
	1.490%, 04/01/2040
	(Putable on 11/07/2011) (a)	4,350,000
5,200,000	State Development Finance
	Authority, Capri Apartments—
	Series F, VRDN
	(LOC: Regions Bank)
	1.490%, 10/01/2030
	(Putable on 11/07/2011) (a)	5,200,000

		14,730,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—7.0%
$280,000	ABAG Finance Authority for
	Nonprofit Corp., Revenue,
	Episcopal Senior Communities
	3.000%, 07/01/2012	$280,742
5,000,000	Los Angeles County Schools
	Pooled Financing Program
	Participation Certificates, Tax &
	Revenue Anticipation Notes—
	Series A-3
	2.000%, 03/30/2012	5,021,100
10,425,000	Palomar Pomerado Health Care—
	Series A, ARN
	(CS: Assured Guaranty)
	0.800%, 11/01/2036 (a)	10,425,000
1,200,000	Palomar Pomerado Health Care—
	Series B, ARN
	(CS: Assured Guaranty)
	0.750%, 11/01/2036 (a)	1,200,000
12,600,000	Palomar Pomerado Health Care—
	Series C, ARN
	(CS: Assured Guaranty)
	0.800%, 11/01/2036 (a)	12,600,000
7,500,000	Sacramento City Unified School
	District, Tax & Revenue
	Anticipation Notes
	2.250%, 11/02/2011	7,500,150
1,400,000	State Health Facilities Financing
	Authority Revenue, Community
	Program for Persons with
	Developmental Disabilities—
	Series A
	(CS: A Home for Life LLC)
	4.000%, 02/01/2012	1,408,512
10,475,000	State Municipal Finance Authority
	Revenue, St. Andrews Parish,
	VRDN
	(LOC: Allied Irish Bank PLC)
	5.500%, 09/01/2036
	(Putable on 11/07/2011) (a)	10,475,000
15,485,000	State Municipal Finance Authority
	Revenue, Vacaville Christian
	Schools, VRDN
	(LOC: Allied Irish Bank PLC)
	4.350%, 08/01/2037
	(Putable on 11/07/2011) (a)	15,485,000
7,600,000	State Municipal Finance Authority
	Solid Waste Revenue, Republic
	Services Inc., VRDN
	(CS: Republic Services, Inc.)
	0.900%, 09/01/2021
	(Putable on 01/03/2012) (a)	7,600,076
25,100,000	State Pollution Control Finance
	Authority Solid Waste Revenue,
	Republic Services, Inc.—Series A,
	VRDN
	(CS: Republic Services, Inc.)
	1.450%, 08/01/2023
	(Putable on 02/01/2012) (a)	25,100,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$1,800,000	State Pollution Control Finance
	Authority Solid Waste Revenue,
	Republic Services, Inc.—Series B,
	VRDN
	(CS: Republic Services, Inc.)
	1.130%, 08/01/2024
	(Putable on 02/01/2012) (a)(b)	$1,800,000
10,000,000	Twin Rivers Unified School District,
	School Facilities Boarding
	Program
	(CS: Assured Guaranty)
	3.500%, 06/01/2027
	(Putable on 05/31/2013)	10,001,300
5,000,000	3.500%, 06/01/2035
	(Putable on 05/01/2013)	4,999,850

		113,896,730

Colorado—1.6%
6,520,000	Denver City & County Airport
	Revenue—Series A
	(CS: AMBAC)
	6.000%, 11/15/2011	6,531,997
20,005,000	State Health Facilities Authority
	Hospital Revenue, NCMC, Inc.,
	Project—Series A, VRDN
	(LOC: Compass Bank)
	0.340%, 05/15/2030
	(Putable on 11/01/2011) (a)	20,005,000

		26,536,997

Connecticut—1.9%
6,500,000	State Development Authority,
	Light & Power—Series A, VRDN
	(CS: Connecticut Light & Power)
	1.250%, 05/01/2031
	(Putable on 04/02/2012) (a)	6,499,935
18,080,000	State Housing Finance Authority
	Revenue, Housing Mortgage
	Finance Program—
	Subseries C-2, VRDN
	(SPA: KBC Bank N V)
	0.800%, 05/15/2034
	(Putable on 11/07/2011) (a)	18,080,000
6,250,000	Town of Hamden, General
	Obligation Bond, Anticipation
	Notes—Lot A
	3.000%, 08/23/2012	6,354,938

		30,934,873

Florida—4.4%
1,000,000	Arcadia Housing Authority,
	Arcadia Oaks Associated, Ltd.
	(CS: TransAmerica Life
	Insurance Co.)
	4.250%, 01/01/2012	1,000,620
7,920,000	Broward County Housing Finance
	Authority, Golf View Gardens
	Apartments, VRDN
	(LOC: Regions Bank)
	4.250%, 11/01/2043
	(Putable on 11/07/2011) (a)	7,920,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$22,850,000	Citizens Property Insurance Corp.,
	Coastal Account Revenue,
	Senior Secured Notes—Series A-2
	(CS: Citizens Property Ins. Corp)
	2.000%, 06/01/2012	$23,039,427
6,700,000	Citizens Property Insurance Corp.,
	Revenue, High-Risk Account—A-1
	(CS: Citizens Property Ins. Corp)
	5.000%, 06/01/2012	6,862,609
500,000	Lakeland Hospital System Revenue,
	Refunding Regional Health System
	2.000%, 11/15/2011	500,230
5,305,000	Lee County Housing Finance Authority
	Revenue, Heron Pond Apartments,
	VRDN (LOC: Regions Bank)
	4.250%, 12/01/2043
	(Putable on 11/07/2011) (a)	5,305,000
11,870,000	Miami-Dade County Aviation
	Revenue, Miami International
	Airport—Class A, VRDN
	(LOC: Societe General)
	0.650%, 10/01/2029
	(Putable on 11/07/2011) (a)	11,870,000
7,760,000	Miami-Dade County Industrial
	Development Authority Revenue,
	Airbus Service Co., Inc.—Series A,
	VRDN (LOC: Calyon Bank)
	2.000%, 04/01/2030
	(Putable on 11/07/2011) (a)	7,760,000
1,000,000	Miami-Dade County Industrial
	Development Authority Revenue,
	Waste Management, Inc., VRDN
	(CS: Waste Management, Inc.)
	2.625%, 08/01/2023
	(Putable on 08/01/2014) (a)	997,220
5,185,000	Miami-Dade County State
	Aviation—Series C (CS: MBIA)
	5.250%, 10/01/2012	5,201,488
900,000	Saint Johns County Industrial
	Development Authority,
	Coastal Health Care Investor,
	VRDN (LOC: SunTrust Bank)
	2.750%, 12/01/2016
	(Putable on 11/07/2011) (a)	900,000

		71,356,594

Georgia—2.8%
7,190,000	Albany-Dougherty County Hospital
	Authority, Refunding Anticipation
	Certificates, Phoebe Putney
	Memorial—Series B, VRDN
	(LOC: Regions Bank)
	0.800%, 09/01/2032
	(Putable on 11/01/2011) (a)	7,190,000
11,240,000	Burke County Development
	Authority Revenue, Georgia
	Power Company Plant
	Vogtle Project—Series A
	(CS: Oglethorpe Power Corp)
	2.500%, 01/01/2040
	(Putable on 03/01/2013)	11,399,046

Principal Amount	Security Description	Value

Municipal Bonds—continued
Georgia—continued
$1,300,000	Douglas County Development
	Authority Revenue, Electrical
	Fiber Systems, VRDN
	(LOC: Regions Bank)
	1.590%, 12/01/2021
	(Putable on 11/07/2011) (a)	$1,300,000
2,405,000	Gainesville & Hall County
	Development Authority
	Tax-Exempt Revenue,
	Atex, Inc., Project, VRDN
	(LOC: Regions Bank)
	1.540%, 09/01/2023
	(Putable on 11/07/2011) (a)	2,405,000
11,900,000	Gwinnett County Housing
	Authority Multi-Family
	Housing Revenue, Palisades
	Apartments Project, VRDN
	(LOC: SunTrust Bank)
	0.360%, 03/01/2041
	(Putable on 11/07/2011) (a)	11,900,000
1,850,000	Rome-Floyd County Development
	Authority Revenue, Steel King
	Industries Inc., VRDN
	(LOC: Bank Of Montreal)
	0.780%, 07/01/2020
	(Putable on 11/07/2011) (a)	1,850,000
9,430,000	Walker Dade & Catoosa Counties
	Hospital Authority, Anticipation
	Certificates, Hutcheson Medical,
	VRDN (LOC: Regions Bank)
	1.000%, 10/01/2028
	(Putable on 11/07/2011) (a)	9,430,000

		45,474,046

Illinois—7.3%
26,760,000	Crestwood Tax Increment Revenue,
	135th & Cicero Redevelopment,
	VRDN (LOC: Fifth Third Bank)
	1.500%, 12/01/2023
	(Putable on 11/07/2011) (a)	26,760,000
4,400,000	Springfield Airport Authority,
	Allied-Signal Inc., VRDN
	(CS: Honeywell Int.)
	6.500%, 09/01/2018
	(Putable on 11/07/2011) (a)	4,400,000
8,850,000	State Finance Authority Industrial
	Development Revenue, Lutheran
	Home & Services, VRDN
	(LOC: Allied Irish Bank PLC)
	4.370%, 08/15/2031
	(Putable on 11/07/2011) (a)	8,850,000
3,000,000	State Finance Authority Solid Waste
	Revenue, Waste Management, Inc.,
	Project, VRDN
	(CS: Waste Management, Inc.)
	1.125%, 04/01/2013
	(Putable on 10/01/2012) (a)	2,979,900
2,000,000	State General Obligation Bond
	Unlimited
	3.000%, 04/01/2012	2,016,520

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$7,000,000	State General Obligation Bond
	Unlimited—Series B
	(CS: Illinois St.)
	5.000%, 03/01/2012	$7,091,770
66,300,000	State General Obligation Bond
	Unlimited—Series B, VRDN
	(SPA: DEPFA Bank PLC)
	3.250%, 10/01/2033
	(Putable on 11/07/2011) (a)	66,300,000

		118,398,190

Indiana—2.5%
1,500,000	Hammond Local Public
	Improvement Bond Bank
	Revenue, Advance Funding
	Program Notes—Series A
	(LOC: Fifth Third Bank)
	3.000%, 01/03/2012	1,503,015
16,875,000	State Finance Authority Economic
	Development Revenue, Republic
	Services, Inc.—Series A, VRDN
	(CS: Republic Services, Inc.)
	1.050%, 05/01/2034
	(Putable on 12/01/2011) (a)	16,875,169
15,550,000	State Finance Authority
	Environmental Improvement
	Revenue, Mittal Steel USA Inc.,
	Project, VRDN
	(LOC: Bano Bilbao Vizcaya)
	1.100%, 08/01/2030
	(Putable on 11/07/2011) (a)	15,550,000
7,310,000	State Finance Authority Revenue,
	Education Facilities Obligation
	Group Project, VRDN
	(LOC: Allied Irish Bank PLC)
	4.000%, 06/01/2038
	(Putable on 11/07/2011) (a)	7,310,000

		41,238,184

Iowa—0.1%
940,000	Coralville General Obligation
	Annual Appropriation, Refunding
	Urban Renewal—Series D-1
	(CS: Coralville, VA)
	2.000%, 06/01/2012	944,747

Kentucky—6.3%
1,835,000	Fort Mitchell Industrial Building
	Revenue, Grandview/Hemmer,
	VRDN (LOC: PNC Bank N.A.)
	2.000%, 08/01/2016
	(Putable on 02/01/2012) (a)	1,835,000
5,000,000	Pikeville Educational Facilities
	Revenue, Bond Anticipation Notes
	4.000%, 05/01/2013	5,076,950
3,450,000	Pulaski County Solid Waste Disposal
	Revenue, National Rural Utilities—
	East Kentucky Power—Series B, VRDN
	(CS: National Rural Utilities Corp.)
	1.000%, 08/15/2023
	(Putable on 02/15/2012) (a)	3,449,793

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—continued
$4,420,000	State Economic Development
	Finance Authority Solid Waste
	Revenue, Republic Services, Inc.
	Project—Series A, VRDN
	(CS: Republic Services, Inc.)
	1.050%, 04/01/2031
	(Putable on 12/01/2011) (a)	$4,420,044
80,600,000	State Public Energy Authority Gas
	Supply Revenue—Senior Series A-1,
	VRDN (SPA: Societe Generale)
	4.125%, 02/01/2028
	(Putable on 11/07/2011) (a)	80,600,000
6,605,000	Wilmore Industrial Building
	Revenue, Asbury Theological,
	VRDN (LOC: Regions Bank)
	1.000%, 08/01/2031
	(Putable on 11/07/2011) (a)	6,605,000

		101,986,787

Louisiana—3.1%
775,000	Donaldsonville Industrial
	Development Revenue,
	Chef John Folse & Co., Inc.,
	VRDN (LOC: Regions Bank)
	3.760%, 04/01/2023
	(Putable on 11/07/2011) (a)	775,000
5,000,000	Donaldsonville Industrial
	Development Revenue,
	Chef John Folse & Co., Inc.—
	Series A, VRDN
	(LOC: Regions Bank)
	3.760%, 02/01/2027
	(Putable on 11/07/2011) (a)	5,000,000
	Jefferson Parish Hospital District
	No. 1 Hospital Revenue,
	West Jefferson Medical
	Center—Series A
700,000	1.950%, 01/01/2012	700,042
500,000	2.100%, 01/01/2013	500,280
4,600,000	Jefferson Parish Industrial
	Development Board Revenue,
	Sara Lee Corp., VRDN
	(CS: Sara Lee Corp.)
	4.530%, 06/01/2024
	(Putable on 11/01/2011) (a)	4,600,000
1,930,000	North Webster Parish Industrial
	Development Revenue,
	CSP Project, VRDN
	(LOC: Regions Bank)
	3.540%, 09/01/2021
	(Putable on 11/07/2011) (a)	1,930,000
2,290,000	Ouachita Parish Industrial
	Development Board, Garrett
	Manufacturing LLC, VRDN
	(LOC: Regions Bank)
	1.540%, 12/01/2016
	(Putable on 11/07/2011) (a)	2,290,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal—Series A, VRDN (LOC: Wells Fargo Bank N.A.) 1.280%, 03/15/2025 (Putable on 03/15/2012) (a)	$20,013,000
2,050,000	State Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A, VRDN (LOC: Regions Bank) 1.540%, 12/01/2032 Putable on 11/07/2011) (a)	2,050,000
8,495,000	State Public Facilities Authority Revenue, Century Wilshire, Inc., Project, VRDN (LOC: Regions Bank) 1.000%, 02/01/2033 (Putable on 11/07/2011) (a)	8,495,000
2,850,000	State Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Loan B, VRDN (CS: Capital One, LOC: Hibernia National Bank) 1.500%, 07/01/2033 (Putable on 11/07/2011) (a)	2,850,000
1,520,000	State Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Series B, VRDN (CS: Capital One, LOC: Hibernia National Bank) 1.500%, 07/01/2033 (Putable on 11/07/2011) (a)	1,520,000

		50,723,322

Maryland—0.9%
14,930,000	State Health & Higher Educational Facilities Authority Revenue, Woodmont Academy, VRDN (LOC: Allied Irish Bank PLC) 4.000%, 07/01/2038 (Putable on 11/07/2011) (a)	14,930,000

Massachusetts—0.5%
2,250,000	State Development Finance Agency, Waste Management, Inc.—Series B (CS: Waste Management, Inc.) 3.400%, 12/01/2029 (Putable on 12/01/2012)	2,286,540
3,500,000	State Health & Educational Facilities Authority Revenue, Northeastern University—Series T-1 (CS: Northeastern University) 4.125%, 10/01/2037 (Putable on 02/16/2012)	3,538,535
2,000,000	State Health & Educational Facilities Authority Revenue, Northeastern University—Series T-2 (CS: Northeastern University) 4.100%, 10/01/2037 (Putable on 04/19/2012)	2,034,800

		7,859,875

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—5.4%
$10,035,000	Oakland County Economic Development Corp., Revenue, Pontiac Vision Schools Project, VRDN (LOC: Allied Irish Bank PLC) 4.700%, 08/01/2020 (Putable on 11/07/2011) (a)	$10,035,000
	State Finance Authority Revenue, Detroit School District (CS: Detroit CSD)
12,570,000	4.000%, 06/01/2012	12,710,658
10,355,000	5.000%, 06/01/2013	10,752,839
11,000,000	State Finance Authority, State Aid Revenue Notes—Series A-1 (CS: Detroit CSD) 6.450%, 02/20/2012	11,140,030
1,200,000	State Finance Authority, State Aid Revenue Notes—Series A-2, (CS: Detroit CSD) 6.650%, 03/20/2012	1,220,136
750,000	State Housing Development Authority Revenue—Series A 1.450%, 11/01/2012	750,218
31,225,000	State Housing Development Authority Revenue—Series A, VRDN (CS: Assured Guaranty, SPA: DEPFA Bank PLC) 2.100%, 04/01/2040 (Putable on 11/07/2011) (a)	31,225,000
1,730,000	State Strategic Fund Limited Obligation Revenue, Industrial Development Bank Real Estate Project, VRDN (LOC: Fifth Third Bank) 0.410%, 12/01/2023 (Putable on 11/07/2011) (a)	1,730,000
3,000,000	State Strategic Fund Limited Obligations Revenue, Detroit Education Court (CS: Detroit Edison Co.) 3.050%, 08/01/2024 (Putable on 12/03/2012)	3,033,240
800,000	State Strategic Fund Limited Obligations Revenue, Press-Way, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.600%, 05/01/2018 (Putable on 11/07/2011) (a)	800,000
	State Strategic Fund Limited Obligations Revenue, Waste Management, Inc. (CS: Waste Management, Inc.)
1,500,000	3.200%, 08/01/2027 (Putable on 08/01/2013)	1,528,860
1,910,000	4.625%, 12/01/2012	1,969,802

		86,895,783

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Mississippi—1.1%
$5,493,737	Redstone Partners Floaters/Residuals Trust Revenue—Series B, VRDN (LOC: HSBC Bank USA N.A.) 0.590%, 12/01/2047 (Putable on 11/07/2011) (a)(b)	$5,493,737
6,495,000	State Business Finance Corp., Hattiesburg Clinic Professional Association Project, VRDN (LOC: Regions Bank) 1.000%, 11/01/2026 (Putable on 11/07/2011) (a)	6,495,000
5,160,000	State Business Finance Corp., Tri-State Truck Center, Inc., Project, VRDN (LOC: Regions Bank) 1.100%, 03/01/2033 (Putable on 11/07/2011) (a)	5,160,000

		17,148,737

Missouri—1.0%
10,950,000	Branson Creek Community Improvement District, Special Assessment, VRDN (LOC: Regions Bank) 2.390%, 03/01/2022 (Putable on 11/07/2011) (a)	10,950,000
2,425,000	Saint Louis County Industrial Development Authority, Metal Products, VRDN (LOC: Bank Of Montreal) 0.320%, 02/01/2023 (Putable on 11/07/2011) (a)	2,425,000
2,400,000	Springfield Industrial Development Authority, Edco Group, Inc., VRDN (LOC: Bank Of Montreal) 0.300%, 10/01/2027 (Putable on 11/07/2011) (a)	2,400,000

		15,775,000

Nevada—2.2%
25,350,000	Las Vegas Valley Water District General Obligation, Water Improvement—Series B, VRDN (SPA: Dexia Credit Local) 2.500%, 06/01/2036 (Putable on 11/01/2011) (a)	25,350,000
11,000,000	Las Vegas Valley Water District General Obligation, Water Improvement—Series C, VRDN (SPA: Dexia Credit Local) 2.500%, 06/01/2036 (Putable on 11/01/2011) (a)	11,000,000

		36,350,000

New Hampshire—0.5%
3,000,000	State Business Financing Authority, United Illuminating Co. (CS: United Illuminating Co.) 7.125%, 07/01/2027 (Putable on 02/01/2012)	3,039,450

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Hampshire—continued
$5,000,000	State Business Financing Authority, United Illuminating Co.—Series A (CS: United Illuminating Co.) 6.875%, 12/01/2029 (Putable on 02/01/2012)	$5,068,150

		8,107,600

New Jersey—6.7%
4,625,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series A (CS: Waste Management, Inc.) 2.625%, 12/01/2029 (Putable on 12/03/2012)	4,687,160
1,000,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series B (CS: Waste Management, Inc.) 3.375%, 12/01/2029 (Putable on 12/03/2012)	1,016,050
665,000	Jersey City Municipal Utilities Authority Revenue—Series A (CS: Assured Guaranty) 3.000%, 10/15/2012	674,310
28,000,000	Newark Tax Anticipation Notes— Series A (CS: Newark, NJ) 3.700%, 02/08/2012	28,056,000
5,920,000	State Economic Development Authority Revenue, El Dorado Terminals Co., Project—Series A, VRDN (CS: Dow Chemical Company) 0.700%, 12/01/2021 (Putable on 01/03/2012) (a)	5,920,000
230,000	State Health Care Facilities Finance Authority Revenue, Trinitas Hospital—Series A (CS: Trintas Hospital) 4.750%, 07/01/2012	233,777
	State Health Care Facilities Financing Authority Revenue, Barnabas Health Issues—Series A
2,200,000	3.000%, 07/01/2012	2,219,118
3,035,000	5.000%, 07/01/2013	3,176,856
2,200,000	State Higher Education Assistance Authority Student Loan Revenue—Series 1 3.000%, 12/01/2012	2,228,336
58,000,000	State Turnpike Authority Revenue—Series D, VRDN (LOC: Societe Generale) 0.850%, 01/01/2018 (Putable on 11/07/2011) (a)	58,000,000
660,000	Tobacco Settlement Financing Corp. (CS: Tobacco Settlement Fund) 5.750%, 06/01/2032	680,862
2,595,000	Town of Harrison, Tax Anticipation Notes (CS: Harrison, NJ) 4.250%, 12/01/2011	2,597,777

		109,490,246

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—8.3%
$22,480,000	City of New York General Obligation Bond Unlimited—Subseries L-5, VRDN (SPA: Dexia Credit Local) 0.600%, 04/01/2035 (Putable on 11/01/2011) (a)	$22,480,000
4,235,000	New York City Industrial Development Agency Civic Facilities Revenue, Columbia Grammar & Prep., VRDN (LOC: Allied Irish Bank PLC) 4.000%, 12/31/2034 (Putable on 11/07/2011) (a)	4,235,000
31,175,000	New York City, General Obligation— Subseries J-5, VRDN (SPA: Dexia Credit Local) 0.700%, 08/01/2028 (Putable on 11/01/2011) (a)	31,175,000
	Rockland County Revenue Anticipation Notes—Series B
995,000	2.250%, 09/21/2012	999,756
12,000,000	2.500%, 09/21/2012	12,061,320
15,500,000	Roosevelt Union Free School District Bond, Anticipation Notes for School Construction 2.250%, 09/27/2012	15,595,015
10,000,000	State Mortgage Agency Homeowner Mortgage Revenue—Series 144, VRDN (SPA: Dexia Credit Local) 3.500%, 10/01/2037 (Putable on 11/01/2011) (a)	10,000,000
28,350,000	State Mortgage Agency Revenue, Homeowner Mortgage— Series 135, VRDN (SPA: Dexia Credit Local) 3.500%, 04/01/2037 (Putable on 11/01/2011) (a)	28,350,000
9,150,000	Town of Hempstead Industrial Development Agency Revenue, Trigen-Nassau Energy Corp., VRDN (LOC: Societe Generale) 2.000%, 09/15/2015 (Putable on 11/07/2011) (a)	9,150,000
500,000	Westchester Tobacco Asset Securitization Corp. (CS: Westchester Tobacco) 5.000%, 06/01/2026	463,765

		134,509,856

North Carolina—0.9%
15,000,000	State Capital Facilities Finance Agency Solid Waste Disposal Revenue, Republic Services, Inc.—Series B, VRDN (CS: Republic Services Inc) 0.900%, 12/01/2020 (Putable on 12/01/2011) (a)	15,000,300

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—1.0%
$1,575,000	Marysville Tax Increment Financing Revenue, City Gate Development—Series B (LOC: Fifth Third Bank) 2.500%, 08/29/2012	$1,584,418
3,005,000	Marysville Tax Increment Financing Revenue, Coleman’s Crossing Development—Series A (LOC: Fifth Third Bank) 2.500%, 08/29/2012	3,022,970
2,485,000	State Air Quality Development Authority, First Energy—Series C (CS: First Energy) 3.000%, 10/01/2018 (Putable on 04/02/2012)	2,495,139
2,305,000	State Water Development Authority, First Energy—Series B (CS: First Energy) 3.000%, 10/01/2018 (Putable on 04/02/2012)	2,314,404
3,000,000	State Water Development Authority, Solid Waste Revenue, VRDN (CS: Waste Mgmt Inc) 4.670%, 11/01/2022 (Putable on 11/01/2012) (a)	3,082,380
2,852,000	Warrensville Heights Bond, Anticipation Notes—Series 2 2.375%, 09/06/2012	2,871,793

		15,371,104

Oklahoma—0.0% *
200,000	Cherokee Nation of Oklahoma National Healthcare System— Series 2006 (CS: ACA) 4.100%, 12/01/2011 (b)	200,398

Oregon—0.1%
1,400,000	Gilliam County Solid Waste Disposal Revenue, Waste Management, Inc., Project—Series A, VRDN (CS: Waste Management, Inc.) 4.875%, 07/01/2038 (Putable on 05/01/2012) (a)	1,420,608
500,000	State Facilities Authority Revenue, Legacy Health Project—Series A (CS: Legacy Health System) 3.000%, 05/01/2012	504,895

		1,925,503

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—2.0%
$500,000	Allegheny County Airport Authority
	Revenue, Pittsburgh International
	Airport—Series A (CS: Pittsburgh
	International Airport)
	4.000%, 01/01/2012	$501,920
21,260,000	Allegheny County Industrial
	Development Authority Revenue,
	Longwood Oakmont—
	Series A, VRDN
	(LOC: Allied Irish Bank PLC)
	4.510%, 07/01/2038
	(Putable on 11/01/2011) (a)	21,260,000
1,000,000	State Economic Development
	Financing Authority Revenue,
	Exelon Generation
	(CS: Exelon Generation)
	5.000%, 12/01/2042
	(Putable on 06/01/2012)	1,023,160
2,000,000	State Economic Development
	Financing Authority Revenue,
	Waste Management, Inc., VRDN
	(CS: Waste Management, Inc.)
	2.625%, 12/01/2033
	(Putable on 12/03/2012) (a)	2,026,880
5,500,000	State Economic Development
	Financing Authority Solid Waste
	Disposal Revenue, Republic
	Services, Inc.—Series A, VRDN
	(CS: Republic Services, Inc.)
	1.100%, 04/01/2019
	(Putable on 01/03/2012) (a)	5,500,055
2,800,000	State Economic Development
	Financing Authority Solid Waste
	Disposal Revenue, Republic
	Services, Inc.—Series B, VRDN
	(CS: Republic Services, Inc.)
	0.950%, 12/01/2030
	(Putable on 01/03/2012) (a)	2,800,028

		33,112,043

Puerto Rico—6.3%
24,490,000	Electric Power Authority Power
	Revenue—Class A, VRDN
	(LOC/LIQ: Societe Generale)
	0.650%, 07/01/2032
	(Putable on 11/07/2011) (a)	24,490,000
42,000,000	Government Development Bank
	Commonwealth,
	Senior Notes—Series C
	(LOC: Government Development
	Bank for Puerto Rico)
	1.000%, 10/15/2012
	(Putable on 07/30/2012)	41,769,840
5,000,000	Public Finance Corp.,
	Commonwealth—Series A
	(CS: AMBAC, LOC: Government
	Development Bank for
	Puerto Rico)
	5.250%, 08/01/2030
	(Putable on 02/01/2012)	5,045,300

Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$625,000	Public Finance Corp.,
	Commonwealth—Series A
	(CS: FGIC, LOC: Government
	Development Bank for
	Puerto Rico)
	5.250%, 08/01/2031
	(Putable on 02/01/2012)	$630,662
30,210,000	Public Finance Corp.,
	Commonwealth—Series A
	(LOC: Government
	Development Bank for
	Puerto Rico)
	5.750%, 08/01/2027
	(Putable on 02/01/2012)	30,520,257

		102,456,059

Rhode Island—0.2%
500,000	Providence Public Buildings
	Authority Revenue, Various
	Capital Projects—Series A
	(CS: Assured Guaranty)
	3.000%, 06/15/2012	501,635
2,190,000	State Economic Development Corp.,
	Revenue, Airport Revenue
	Bonds—Series A
	(CS: National Public Finance
	Guarantee Corp.)
	5.000%, 07/01/2012	2,230,537

		2,732,172

South Carolina—0.4%
1,000,000	South Carolina Jobs Economic
	Development Revenue, Waste
	Management Project, VRDN
	(CS: Waste Management)
	2.250%, 11/01/2016
	(Putable on 11/01/2013) (a)	1,003,500
5,600,000	State Jobs—Economic Development
	Authority Revenue, Goglanian
	Bakeries, Inc., VRDN
	(LOC: Zions First National Bank)
	1.140%, 12/01/2029
	(Putable on 11/07/2011) (a)	5,600,000

		6,603,500

Tennessee—5.5%
19,775,000	Blount County Public Building
	Authority, Local Government
	Public Improvement—
	Series D-3-A, VRDN
	(CS: Municipal Government
	Guaranteed; SPA: DEPFA Bank PLC)
	0.980%, 06/01/2034
	(Putable on 11/01/2011) (a)	19,775,000
2,550,000	Franklin County Industrial
	Development Board Revenue,
	Zanini Tennessee, Inc.,
	Project—Series B, VRDN
	(LOC: Regions Bank)
	1.540%, 12/01/2020
	(Putable on 11/07/2011) (a)	2,550,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
$12,550,000	Franklin Public Building Authority Revenue, Local Government Public Improvement— Series-101-A-1, VRDN (SPA: DEPFA Bank PLC) 0.830%, 06/01/2037 (Putable on 11/01/2011) (a)	$12,550,000
2,250,000	Lewisburg Industrial Development Board, Waste Management, Inc. (CS: Waste Management, Inc.) 2.500%, 07/01/2012	2,269,192
3,035,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Summerwind Apartments Project, VRDN (LOC: Regions Bank) 2.300%, 12/01/2040 (Putable on 11/07/2011) (a)	3,035,000
3,415,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Wedgewood— Series A, VRDN (LOC: Regions Bank) 1.540%, 06/01/2034 (Putable on 11/07/2011) (a)	3,415,000
4,800,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, Rodgers Welch Venture, VRDN (LOC: Regions Bank) 2.290%, 12/01/2014 (Putable on 11/07/2011) (a)	4,800,000
22,900,000	Montgomery County Public Building Authority Pooled Financing Revenue, VRDN (LOC: Bank of America N.A.) 0.250%, 07/01/2038 (Putable on 11/01/2011) (a)	22,900,000
11,900,000	Sevier County Public Building Authority Revenue, Local Government Public Improvement—Series-VI-K-1, VRDN (SPA: DEPFA Bank PLC) 0.960%, 06/01/2034 (Putable on 11/01/2011) (a)	11,900,000
1,000,000	Shelby County Airport Authority Revenue (CS: Memphis-Shelby Cnty Airport) 5.500%, 11/15/2011	1,001,500
4,705,000	Shelby County Health Educational & Housing Facilities Board, Eden Pointe Apartments, VRDN (LOC: Regions Bank) 1.490%, 03/01/2040 (Putable on 11/07/2011) (a)	4,705,000

		88,900,692

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—2.3%
$6,375,000	Coastal Bend Health Facilities Development Corp., Christus Health—Subseries B-2, ARN (CS: Assured Guaranty) 0.680%, 07/01/2031 (a)	$6,375,000
4,975,000	Crawford Education Facilities Corp. Revenue, I.F. Obligated Group Project—Series A, VRDN (LOC: Allied Irish Bank PLC) 4.000%, 09/01/2039 (Putable on 11/07/2011) (a)	4,975,000
7,050,000	Crawford Education Facilities Corp., Revenue, I.F. Obligated Group Project—Series A, VRDN (LOC: Allied Irish Bank PLC) 4.000%, 05/01/2038 (Putable on 11/07/2011) (a)	7,050,000
6,000,000	Gulf Coast Industrial Development Authority Revenue, Cinergy Solutions, VRDN (CS: Duke Power) 0.940%, 05/01/2039 (Putable on 11/07/2011) (a)	6,000,000
3,000,000	Harris County Health Facilities Development Corp., Christus Health—Series A-3, ARN (CS: Assured Guaranty) 0.695%, 07/01/2031 (a)	3,000,000
3,000,000	Matagorda County Navigation District No. 1 AEP Texas Central Co. (CS: American Electric Power) 1.125%, 06/01/2030 (Putable on 06/01/2012)	3,000,690
6,500,000	Mission Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc.— Series A, VRDN (CS: Republic Services) 1.050%, 01/01/2020 (Putable on 01/03/2012) (a)	6,500,065
300,000	Sabine River Industrial Development Authority, Northeast Texas—NRU-84Q, VRDN (CS: National Rural Utilities Corp.) 0.900%, 08/15/2014 (Putable on 02/15/2012) (a)	299,982

		37,200,737

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Virginia—3.8%
$53,505,000	Capital Beltway Funding Corp., Hot Lanes—Series B, VRDN (LOC: Banco Espirito Santo SA) 6.000%, 12/31/2047 (Putable on 11/07/2011) (a)	$53,505,000
3,250,000	Chesterfield County Economic Development Authority Revenue, Super Radiator Coils LP— Series A, VRDN (LOC: Bank Of Montreal) 0.300%, 04/01/2026 (Putable on 11/07/2011) (a)	3,250,000
2,500,000	Louisa Industrial Development Authority Pollution Control Revenue, Virgina Electric & Power Co., Project— Series C, VRDN (CS: Virginia Electric & Power Co.) 5.000%, 11/01/2035 (Putable on 12/01/2011) (a)	2,508,350
2,705,000	Staunton Industrial Development Authority Revenue, Specialty Blades Inc., Project, VRDN (LOC: Sun Trust Bank) 0.390%, 02/01/2027 (Putable on 11/07/2011) (a)	2,705,000

		61,968,350

Washington—0.1%
700,000	King County Housing Authority, YWCA Family Village-Issaquah (CS: County Guaranteed) 2.400%, 01/01/2013	700,308

West Virginia—0.1%
825,000	Monongalia County Building Commission Revenue, Monongalia Health System (CS: Monongalia Elder Services, Inc.) 2.000%, 07/01/2012	825,264
1,105,000	State Hospital Finance Authority Revenue, Pallottine Health Services, Inc., VRDN (LOC: Fifth Third Bank) 0.380%, 10/01/2036 (Putable on 11/07/2011) (a)	1,105,000

		1,930,264

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—0.5%
$2,300,000	Baraboo Industrial Development Revenue, Teel Plastics, Inc., VRDN (LOC: Bank Of Montreal) 0.710%, 11/01/2042 (Putable on 11/07/2011) (a)	$2,300,000
490,000	Pewaukee Industrial Development Revenue, Schutzman/Leibl— Series A, VRDN (LOC: Bank Of Montreal) 0.710%, 06/01/2019 (Putable on 11/07/2011) (a)	490,000
1,610,000	State Health & Educational Facilities Authority Revenue, Community Care, Inc., VRDN (LOC: Bank Of Montreal) 0.330%, 09/01/2032 (Putable on 11/07/2011) (a)	1,610,000
3,110,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project, VRDN (LOC: Bank Of Montreal) 0.710%, 11/01/2036 (Putable on 11/07/2011) (a)	3,110,000

		7,510,000

Wyoming—0.2%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.— Series A, VRDN (CS: Black Hills Power and Light Co.) 3.000%, 06/01/2024 (Putable on 11/07/2011) (a)	2,855,000

	Total Municipal Bonds (Cost $1,568,426,560)	1,569,846,035

Shares

Money Market Funds—1.6%
57,532	BlackRock Liquidity Funds: MuniCash Portfolio, 0.01%	57,532
26,626,533	Western Asset Institutional Tax Free Reserves Fund, 0.09%	26,626,533

	Total Money Market Funds (Cost $26,684,065)	26,684,065

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Short-Term Investments—2.3%
$13,045,000	Claiborne County, Mississippi Note, 0.75% (CS: National Rural Utilities Corp.)	$13,045,000
25,071,000	Venango Industrial Development Authority Resource, 6.75% (CS: Dexia Credit Local)	25,071,000

	Total Short-Term Investments (Cost $38,116,000)	38,116,000

	Total Investments (Cost $1,633,226,625)—100.6%	1,634,646,100
	Liabilities in Excess of Other Assets—(0.6)%	(10,533,469)

	TOTAL NET ASSETS 100.0%	$1,624,112,631

Percentages are stated as a percent of net assets.

* Amount less then 0.05%

(a) Variable Rate Security—The rate reported is the rate in effect as of October 31, 2011.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.5% of the Fund’s net assets.

ACA—American Capital Access Holding, Ltd.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

CSP—Continental Structural Plastics

FGIC—Federal Guaranty Insurance Co.

LIQ—Liquidity Facility

LOC—Letter of Credit

MBIA—Municipal bond Investor Assurance Corp.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SPA—Standby Purchase Agreement

VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—100.1%
Alaska—0.1%
$295,000	Industrial Development & Export Authority—Lot 12, VRDN (LOC: Bank of America N.A.) 0.640%, 07/01/2012 (Putable on 11/07/2011) (a)	$295,000

California—1.4%
2,500,000	Pollution Control Financing Authority, Solid Waste Disposal, George & Jennifer Deboer, VRDN (LOC: Wells Fargo Bank N.A.) 0.390%, 05/01/2029 (Putable on 11/07/2011) (a)	2,500,000
1,500,000	Pollution Control Financing Authority, Solid Waste Disposal, Heritage Dairy, VRDN (LOC: Wells Fargo Bank N.A.) 0.390%, 10/01/2027 (Putable on 11/07/2011) (a)	1,500,000
450,000	Statewide Communities Development Authority, Metropolitan Area Advisory, VRDN (LOC: Bank of America N.A.) 0.400%, 04/01/2032 (Putable on 11/07/2011) (a)	450,000

		4,450,000

Colorado—2.9%
1,530,000	Housing & Finance Authority Economic Development Revenue, Corey Building LLC— Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.350%, 02/01/2029 (Putable on 11/07/2011) (a)	1,530,000
2,940,000	Housing & Finance Authority Economic Development Revenue, Monaco LLC—Series A, VRDN (LOC: UMB Bank N.A.) 0.300%, 12/01/2027 (Putable on 11/07/2011) (a)	2,940,000
1,645,000	Housing & Finance Authority Economic Development Revenue, Super Vacuum Manufacturing Co.—Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.350%, 10/01/2022 (Putable on 11/07/2011) (a)	1,645,000
1,185,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.350%, 09/01/2035 (Putable on 11/07/2011) (a)	1,185,000
1,572,000	Jefferson County Industrial Development Revenue, Epi-Center LLC, VRDN (LOC: JPMorgan Chase Bank) 0.350%, 12/01/2025 (Putable on 11/07/2011) (a)	1,572,000

		8,872,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Delaware—1.3%
$4,000,000	State Health Facilities Authority Revenue, Beebe Medical Center Project, VRDN (LOC: PNC Bank N.A.) 0.160%, 06/01/2032 (Putable on 11/07/2011) (a)	$4,000,000

Florida—5.0%
2,000,000	Housing Finance Corp. Revenue, Northbridge Apartments— Series G-1, VRDN (LOC: KeyBank N.A.) 0.450%, 06/15/2036 (Putable on 11/07/2011) (a)	2,000,000
3,745,000	Lee County Industrial Development Health Care Authority Revenue, Shady Rest Care Pavilion, VRDN (LOC: Fifth Third Bank) 0.360%, 06/01/2025 (Putable on 11/07/2011) (a)	3,745,000
3,555,000	Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp., VRDN (LOC: Wells Fargo Bank N.A.) 0.330%, 10/01/2035 (Putable on 11/07/2011) (a)	3,555,000
1,850,000	Marion County Industrial Development Authority, Universal Forest Products, VRDN (LOC: JPMorgan Chase Bank) 0.330%, 11/01/2021 (Putable on 11/07/2011) (a)	1,850,000
1,690,000	Polk County Industrial Development Authority, Elite Building Products, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.330%, 10/01/2027 (Putable on 11/07/2011) (a)	1,690,000
2,800,000	Sarasota County Industrial Development Revenue, Tervis Tumbler Co., VRDN (LOC: Bank of America N.A.) 0.900%, 11/01/2024 (Putable on 11/07/2011) (a)	2,800,000

		15,640,000

Georgia—1.3%
4,000,000	Fulton County Development Authority Industrial Development Revenue, Leggett & Platt, Inc., VRDN (LOC: Bank of America N.A.) 0.380%, 06/01/2027 (Putable on 11/07/2011) (a)	4,000,000

Illinois—15.7%
620,000	Des Plaines Industrial Development Revenue, MMP Properties LLC, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 10/01/2018 (Putable on 11/07/2011) (a)	620,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$1,000,000	City of Chicago Industrial Development Revenue, Enterprise Center VII, VRDN (LOC: Bank of America N.A.) 0.510%, 06/01/2022 (Putable on 11/07/2011) (a)	$1,000,000
2,750,000	City of Chicago Industrial Development Revenue, Victoria Limited, LLC, VRDN (LOC: Bank of America N.A) 0.550%, 03/01/2034 (Putable on 11/07/2011) (a)	2,750,000
14,645,000	City of Chicago O’Hare International Airport, Rocs RR II — Series R-011312, VRDN (CS: Assured Guaranty; LIQ: CitiBank N.A.) 0.290%, 01/01/2016 (Putable on 11/07/2011) (a)	14,645,000
1,120,000	City of East Moline, Rock Island County Industrial Development Revenue, Elliott Aviation, VRDN (LOC: US Bank N.A.) 0.400%, 12/01/2019 (Putable on 11/07/2011) (a)	1,120,000
7,350,000	City of Harvard Revenue, Northfield Court, VRDN (LOC: Fifth Third Bank) 0.310%, 12/01/2025 (Putable on 11/07/2011) (a)	7,350,000
1,250,000	Finance Authority Industrial Development Revenue, 2500 DevelGroup LLC— Series A, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 01/01/2021 (Putable on 11/07/2011) (a)	1,250,000
1,185,000	Finance Authority Industrial Development Revenue, Alpha Beta Press, Inc.— Series A, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 06/01/2020 (Putable on 11/07/2011) (a)	1,185,000
445,000	Finance Authority Industrial Development Revenue, Church Road Partnership, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 10/01/2017 (Putable on 11/07/2011) (a)	445,000
340,000	Finance Authority Industrial Development Revenue, Fine Points LLC,, VRDN (LOC: JP Morgan Chase Bank) 0.590%, 01/01/2018 (Putable on 11/07/2011) (a)	340,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$4,100,000	Finance Authority Industrial Development Revenue, Flying Food Fare, Inc., VRDN (LOC: Bank of Montreal) 0.290%, 07/01/2028 (Putable on 11/07/2011) (a)	$4,100,000
1,040,000	Finance Authority Industrial Development Revenue, Haskris Co., VRDN (LOC: JPMorgan Chase Bank) 0.390%, 08/01/2021 (Putable on 11/07/2011) (a)	1,040,000
2,100,000	Finance Authority Industrial Development Revenue, Industrial Steel Construction, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.390%, 07/15/2023 (Putable on 11/07/2011) (a)	2,100,000
3,000,000	Finance Authority Industrial Development Revenue, John Hofmeister & Son, Inc., VRDN (LOC: Bank of Montreal) 0.290%, 12/01/2037 (Putable on 11/07/2011) (a)	3,000,000
795,000	Finance Authority Industrial Development Revenue, Merug LLC—Series B, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 12/01/2018 (Putable on 11/07/2011) (a)	795,000
4,000,000	Phoenix Realty Special Account-U LP Multi family Housing Revenue, Brightons Mark, VRDN (LOC: Northern Trust Co.) 0.260%, 04/01/2020 (Putable on 11/07/2011) (a)	4,000,000
515,000	Village of Hanover Park Industrial Development Revenue, Spectra-Tech Inc. Project, VRDN (LOC: Bank of Montreal) 1.000%, 08/01/2017 (Putable on 11/07/2011) (a)	515,000
2,535,000	Village of Woodridge Du Page Will & Cook Counties Industrial Development Revenue, Home Run Inn Frozen Food, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 10/01/2025 (Putable on 11/07/2011) (a)	2,535,000

		48,790,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—5.8%
$3,260,000	Finance Authority Environment Revenue, Duke Energy Indiana, Inc. Project, VRDN (LOC: Bank of America N.A.) 0.140%, 10/01/2040 (Putable on 11/01/2011) (a)	$3,260,000
1,700,000	Finance Authority Industrial Revenue, IB & B LLC—Series A, VRDN (LOC: Bank of Montreal) 0.240%, 04/01/2036 (Putable on 11/07/2011) (a)	1,700,000
3,385,000	Hobart Economic Development Revenue, Albanese Confectionery —Series A, VRDN (LOC: Bank of Montreal) 0.290%, 07/01/2031 (Putable on 11/07/2011) (a)	3,385,000
950,000	State Health Facility Financing Authority Revenue, Southern Indiana Rehabilitation Hospital Project, VRDN (LOC: JPMorgan Chase Bank) 0.240%, 04/01/2020 (Putable on 11/07/2011) (a)	950,000
8,555,000	Valparaiso Economic Development Revenue, Task Force Tips, Inc., VRDN (LOC: Bank of Montreal) 0.240%, 05/01/2033 (Putable on 11/07/2011) (a)	8,555,000

		17,850,000

Kansas—0.4%
1,110,000	State Development Finance Authority Multifamily Housing Revenue, Four Seasons Apartments, VRDN (LOC: U.S. Bank N.A.) 0.320%, 04/01/2036 (Putable on 11/07/2011) (a)	1,110,000

Kentucky—1.3%
900,000	Bardstown Revenue, JAV Investment LLC, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 06/01/2031 (Putable on 11/07/2011) (a)	900,000
135,000	Hancock County Industrial Development Revenue, Precision Roll Grinders, VRDN (LOC: JPMorgan Chase Bank) 0.590%, 06/01/2012 (Putable on 11/07/2011) (a)	135,000
1,495,000	Montgomery County Industrial Building Revenue, Connecticut Fineblanking Corp., VRDN (LOC: Bank of America N.A.) 0.510%, 08/01/2015 (Putable on 11/07/2011) (a)	1,495,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—continued
$1,510,000	Oldham County Industrial Building Revenue, Part Unlimited, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.270%, 11/01/2020 (Putable on 11/07/2011) (a)	$1,510,000

		4,040,000

Louisiana—1.2%
2,870,000	Caddo—Bossier Parishes Port Commission Revenue, Oakley Louisiana, Inc., VRDN (LOC: Bank of America N.A.) 0.390%, 01/01/2028 (Putable on 11/07/2011) (a)	2,870,000
700,000	Parish of Ascension Revenue, BASF Corp., VRDN (CS: BASF Corp.) 0.290%, 12/01/2028 (Putable on 11/01/2011) (a)	700,000

		3,570,000

Maryland—0.4%
1,294,000	State Industrial Development Financing Authority Revenue, Greater Washington Jewish Community, VRDN (LOC: PNC Bank N.A.) 0.750%, 12/01/2018 (Putable on 11/07/2011) (a)	1,294,000

Michigan—8.4%
1,900,000	Kalamazoo County Economic Development Authority Limited Obligation Revenue, W.B.C. Properties Limited Partnership, VRDN (LOC: Fifth Third Bank) 0.480%, 09/01/2015 (Putable on 11/07/2011) (a)	1,900,000
950,000	Macomb County Economic Development Corp., Aim Plastics, Inc., VRDN (LOC: Comerica Bank) 0.240%, 06/01/2037 (Putable on 11/07/2011) (a)	950,000
2,100,000	Oakland County Economic Development Corp. Revenue, IBC North America Inc., Project, VRDN (LOC: Comerica Bank) 0.240%, 07/01/2023 (Putable on 11/07/2011) (a)	2,100,000
300,000	Sterling Heights Economic Development Corp. Revenue, Kunath Enterprise LLC, VRDN (LOC: JPMorgan Chase Bank) 0.340%, 02/01/2016 (Putable on 11/07/2011) (a)	300,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$1,220,000	Strategic Fund Limited Obligation Revenue, Dawnbreakers LLC, VRDN (LOC: Fifth Third Bank) 0.410%, 05/01/2018 (Putable on 11/07/2011) (a)	$1,220,000
1,400,000	Strategic Fund Limited Obligation Revenue, Envelope Printery Inc., VRDN (LOC: Fifth Third Bank) 0.410%, 03/01/2027 (Putable on 11/07/2011) (a)	1,400,000
7,600,000	Strategic Fund Limited Obligation Revenue, Glastender Inc., VRDN (LOC: JPMorgan Chase Bank) 0.400%, 11/01/2023 (Putable on 11/07/2011) (a)	7,600,000
2,865,000	Strategic Fund Limited Obligation Revenue, Greenpath, Inc., VRDN (LOC: Fifth Third Bank) 0.360%, 12/01/2017 (Putable on 11/07/2011) (a)	2,865,000
7,645,000	Strategic Fund Limited Obligation Revenue, Sacred Heart Rehab Center, VRDN (LOC: Fifth Third Bank) 0.360%, 03/01/2037 (Putable on 11/07/2011) (a)	7,645,000

		25,980,000

Minnesota—0.5%
1,445,000	Blooming Prairie Industrial Development Revenue, Metal Services, VRDN (LOC: U.S. Bank N.A.) 0.390%, 12/01/2026 (Putable on 11/07/2011) (a)	1,445,000

Missouri—1.5%
4,770,000	St. Charles County Industrial Development Authority Revenue, Newco Enterprises Inc., Project—Series A, VRDN (LOC: Bank of Montreal) 0.300%, 12/01/2029 (Putable on 11/07/2011) (a)	4,770,000

New Jersey—6.2%
1,700,000	Health Care Facilities Financing Authority Revenue, Wiley Mission Project, VRDN (LOC: TD Bank N.A.) 0.110%, 07/01/2029 (Putable on 11/07/2011) (a)	1,700,000
3,970,000	Health Care Facilities Financing Authority Revenue— Series A-3, VRDN (LOC: Wells Fargo Bank N.A.) 0.190%, 07/01/2035 (Putable on 11/07/2011) (a)	3,970,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$1,210,000	Passaic County, General Obligation Refunding (CS: Passaic County) 2.000%, 05/01/2012	$1,215,670
12,300,000	State Turnpike Authority Revenue—Series D, VRDN (LOC: Societe Generale) 0.850%, 01/01/2018 (Putable on 11/07/2011) (a)	12,300,000

		19,185,670

New Mexico—0.3%
935,000	Albuquerque Industrial Development Revenue, Karsten Co.—Series A, VRDN (LOC: U.S. Bank N.A.) 0.270%, 12/01/2017 (Putable on 11/07/2011) (a)	935,000

New York—4.4%
1,575,000	Albany Industrial Development Agency, Albany History Institute—Series A, VRDN (LOC: Key Bank N.A.) 0.250%, 06/01/2019 (Putable on 11/07/2011) (a)	1,575,000
1,510,000	Guilderland Industrial Development Agency, Multi-Mode-Wildwood— Series A, VRDN (LOC: Key Bank N.A.) 0.330%, 07/01/2032 (Putable on 11/07/2011) (a)	1,510,000
2,310,000	Monroe County Industrial Development Agency, Hillside Children’s Center, VRDN (LOC: Key Bank N.A.) 0.330%, 08/01/2018 (Putable on 11/07/2011) (a)	2,310,000
805,000	New York City Industrial Development Agency, Allway Tools, Inc., VRDN (LOC: CitiBank N.A.) 0.700%, 08/01/2017 (Putable on 11/07/2011) (a)	805,000
6,200,000	New York City Municipal Water Finance Authority, Second General Resolution— Series AA-2, VRDN (LIQ: Dexia Credit Local) 0.700%, 06/15/2032 (Putable on 11/01/2011) (a)	6,200,000
1,385,000	Otsego County Industrial Development Agency, Templeton Foundation— Series A, VRDN (LOC: Key Bank N.A.) 0.330%, 06/01/2027 (Putable on 11/07/2011) (a)	1,385,000

		13,785,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
North Carolina—0.3%
$1,000,000	Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Dieboid Inc., VRDN (LOC: Bank of America N.A.) 1.000%, 06/01/2017 (Putable on 11/07/2011) (a)	$1,000,000

Ohio—2.8%
3,760,000	Cuyahoga County Civic Facilities, Fairfax Development Corp., VRDN (LOC: Key Bank N.A.) 0.330%, 06/01/2022 (Putable on 11/07/2011) (a)	3,760,000
2,715,000	Stark County Industrial Development Authority, H-P Products, Inc., VRDN (LOC: Key Bank N.A.) 0.410%, 06/01/2018 (Putable on 11/07/2011) (a)	2,715,000
2,250,000	Summit County Port Authority Facilities, KB Compost Services, Inc., VRDN (LOC: PNC Bank N.A.) 0.310%, 04/01/2021 (Putable on 11/07/2011) (a)	2,250,000

		8,725,000

Oklahoma—0.6%
1,850,000	Muskogee City—County Trust Port Authority Revenue, Metals USA Inc., VRDN (LOC: Bank of America N.A.) 0.290%, 05/01/2023 (Putable on 11/07/2011) (a)	1,850,000

Oregon—2.4%
1,400,000	Portland Housing Authority, Floyd Light, VRDN (LOC: Bank of America N.A.) 0.470%, 12/01/2027 (Putable on 11/07/2011) (a)	1,400,000
5,925,000	State Economic Development Revenue, YoCream, VRDN (LOC: Key Bank N.A.) 0.330%, 02/01/2037 (Putable on 11/07/2011) (a)	5,925,000

		7,325,000

Pennsylvania—5.3%
2,200,000	Beaver County Industrial Development Authority, BASF Corp., VRDN (CS: BASF Corp.) 0.290%, 09/01/2032 (Putable on 11/07/2011) (a)	2,200,000
3,245,000	Higher Educational Facilities Authority, Holy Family College— Series A, VRDN (LOC: TD Bank N.A.) 0.120%, 12/01/2032 (Putable on 11/07/2011) (a)	3,245,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$5,000,000	Philadelphia Authority for Industrial Development, Gift of Life Donor Program, VRDN (LOC: TD Bank N.A.) 0.110%, 12/01/2034 (Putable on 11/07/2011) (a)	$5,000,000
1,600,000	State Higher Educational Facilities Authority Revenue, Drexel University—Second Series, VRDN (LOC: JPMorgan Chase Bank) 0.090%, 11/01/2025 (Putable on 11/07/2011) (a)	1,600,000
4,450,000	Washington County Hospital Authority Revenue, Washington Hospital—Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.470%, 07/01/2037 (Putable on 07/01/2012) (a)	4,450,000

		16,495,000

South Carolina—2.4%
2,400,000	State Jobs—Economic Development Authority, Dorris Properties LLC Project, VRDN (LOC: TD Bank N.A.) 0.300%, 07/01/2032 (Putable on 11/07/2011) (a)	2,400,000
3,590,000	State Jobs—Economic Development Authority, Franco Manufacturing Co., Inc., VRDN (LOC: Bank of America N.A.) 0.510%, 05/01/2019 (Putable on 11/07/2011) (a)	3,590,000
1,500,000	State Jobs—Economic Development Authority, Supreme Machined Products Co., VRDN (LOC: Bank of America N.A.) 0.650%, 06/01/2015 (Putable on 11/07/2011) (a)	1,500,000

		7,490,000

Tennessee—2.4%
7,500,000	Hendersonville Industrial Development Board— Series A, VRDN (LOC: Fifth Third Bank) 0.360%, 05/01/2036 (Putable on 11/07/2011) (a)	7,500,000

Texas—14.4%
2,600,000	Dallam County Industrial Development Corp., Rick & Janice Van Ryan, VRDN (LOC: Wells Fargo Bank N.A.) 0.390%, 07/01/2037 (Putable on 11/07/2011) (a)	2,600,000
3,250,000	Fort Bend County Industrial Development Corp., Aaron Rents, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.330%, 01/01/2026 (Putable on 11/07/2011) (a)	3,250,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$1,000,000	Jefferson County Industrial Development Corp. Hurricane Ike Disaster Area Revenue, Jefferson Refinery LLC. Project, VRDN (CS: Branch Bank & Trust, Jefferson Refinery LLC) 0.350%, 12/01/2040 (Putable on 11/17/2011) (a)	$1,000,000
9,000,000	Jefferson County Industrial Development Corp. Revenue, Jefferson Refinery LLC— Series A, VRDN (CS: Branch Bank & Trust, Jefferson Refinery LLC) 0.500%, 12/01/2040 (Putable on 12/29/2011) (a)	9,000,000
5,600,000	Port Arthur Navigation District Revenue, BASF Corp., VRDN (CS: BASF Corp.) 0.290%, 04/01/2033 (Putable on 11/07/2011) (a)	5,600,000
4,390,000	Tarrant County Health Facilities Development Corp., Cumberland Rest, Inc., VRDN (LOC: HSH Nordbank AG) 1.080%, 08/15/2036 (Putable on 11/01/2011) (a)	4,390,000
4,460,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series B, VRDN (LOC: Compass Bank) 0.820%, 06/01/2031 (Putable on 11/07/2011) (a)	4,460,000
14,355,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series A, VRDN (LOC: Compass Bank) 0.820%, 06/01/2038 (Putable on 11/07/2011) (a)	14,355,000

		44,655,000

Utah—0.5%
1,460,000	City of West Jordan Industrial Development Revenue, PenCo Products, Inc., VRDN (LOC: KeyBank N.A.) 1.000%, 04/01/2019 (Putable on 11/07/2011) (a)	1,460,000

Vermont—0.4%
1,175,000	Economic Development Authority, Hazelett Strip-Casting, VRDN (LOC: Key Bank N.A.) 0.410%, 12/01/2012 (Putable on 11/07/2011) (a)	1,175,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Virginia—1.0%
$3,000,000	Brunswick County Industrial Development Authority Revenue, Aegis Waste Solutions, Inc., VRDN (LOC: Bank of America N.A.) 0.640%, 01/01/2017 (Putable on 11/07/2011) (a)	$3,000,000

Washington—7.6%
1,140,000	Economic Development Finance Authority, Art & Theresa Mensonides—Series I, VRDN (LOC: Wells Fargo Bank N.A.) 0.390%, 10/01/2016 (Putable on 11/07/2011) (a)	1,140,000
1,400,000	Economic Development Finance Authority, Belina Interiors, Inc. —Series E, VRDN (LOC: Key Bank N.A.) 1.000%, 08/01/2033 (Putable on 11/07/2011) (a)	1,400,000
1,110,000	Economic Development Finance Authority, Belina Interiors, Inc. —Series F, VRDN (LOC: Key Bank N.A.) 1.000%, 11/01/2023 (Putable on 11/07/2011) (a)	1,110,000
2,745,000	Economic Development Finance Authority, Wesmar Co., Inc. Project—Series F, VRDN (LOC: U.S. Bank N.A.) 0.350%, 07/01/2032 (Putable on 11/07/2011) (a)	2,745,000
6,125,000	Port Bellingham Industrial Development Corp., Hempler Foods Group, VRDN (LOC: Bank of Montreal) 0.240%, 07/01/2036 (Putable on 11/07/2011) (a)	6,125,000
2,925,000	Port Bellingham Industrial Development Corp., Wood Stone Corp., VRDN (LOC: Key Bank N.A.) 0.410%, 02/01/2027 (Putable on 11/07/2011) (a)	2,925,000
1,350,000	Seattle Housing Authority Revenue, Douglas Apartments, VRDN (LOC: Key Bank N.A.) 0.280%, 06/01/2040 (Putable on 11/07/2011) (a)	1,350,000
6,880,000	State Housing Finance Commission, Mirabella—Series A, VRDN (LOC: HSH Nordbank AG) 1.080%, 03/01/2036 (Putable on 11/01/2011) (a)	6,880,000

		23,675,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—1.9%
$1,805,000	City of Mequon Industrial Development Revenue, SPI Lighting Project, VRDN (LOC: Bank of Montreal) 0.710%, 12/01/2023 (Putable on 11/07/2011) (a)	$1,805,000
100,000	Elkhorn Industrial Development Revenue, Lanco Precision Plus, VRDN (LOC: JPMorgan Chase Bank) 0.600%, 11/01/2019 (Putable on 11/07/2011) (a)	100,000
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics, Inc.—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.390%, 08/01/2026 (Putable on 11/07/2011) (a)	1,000,000
1,125,000	Rhinelander Industrial Development Revenue, Super Diesel/ SDI Properties, VRDN (LOC: JPMorgan Chase Bank) 0.480%, 07/01/2021 (Putable on 11/07/2011) (a)	1,125,000
975,000	Village of Mukwonago Industrial Development Revenue, Empire Level Industrial Project, VRDN (LOC: Bank of Montreal) 0.710%, 08/01/2014 (Putable on 11/07/2011) (a)	975,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$1,000,000	Wausau Industrial Development Revenue, Apogee Enterprises, Inc., VRDN (LOC: Comerica Bank) 0.390%, 03/01/2022 (Putable on 11/07/2011) (a)	$1,000,000

		6,005,000

	Total Municipal Bonds (Cost $310,366,670)	310,366,670

Shares

Money Market Funds—0.0% *
114,649	BlackRock Liquidity Funds: MuniCash Portfolio, 0.05%	114,649
18,608	Western Assets Institutional Tax Free Reserves Fund, 0.09%	18,608

	Total Money Market Funds (Cost $133,257)	133,257

	Total Investments (Cost $310,499,927)—100.1%	310,499,927
	Liabilities in Excess of Other Assets—(0.1)%	(442,149)

	TOTAL NET ASSETS 100.0%	$310,057,778

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Variable Rate Security—The rate reported is the rate in effect as of October 31, 2011.

CS—Credit Support

LOC—Letter of Credit

VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2011

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

ASSETS:
Investments, at value (1)	$448,528,931	$3,441,741	$6,876,540
Cash	—	124	—
Foreign currencies, at value (2)	359	12,382	146
Receivable from capital shares issued	335,912	9,858	3,500
Receivable for investment securities sold	55,535,581	69,515	21,666
Due from Adviser	—	12,708	8,281
Dividends and interest receivable	6,928,805	5,087	3,283
Prepaid expenses and other assets	44,576	809	1,071

Total assets	511,374,164	3,552,224	6,914,487

LIABILITIES:
Payable for capital shares redeemed	540,113	9,771	—
Payable for investment securities purchased	24,277,225	309,145	—
Accrued expenses and other liabilities:
Investment advisory fees	375,436	2,302	5,092
Line of credit	25,376,255	—	643,939
Other	339,362	12,810	14,564

Total liabilities	50,908,391	334,028	663,595

Net Assets	$460,465,773	$3,218,196	$6,250,892

Net assets represented by:
Capital stock	$1,547,115,532	$2,896,465	$11,431,678
Accumulated net investment income (loss)	9,151,725	18,035	(1,280)
Accumulated net realized gains (losses) from investments, foreign currency transactions and swap contracts	(1,111,456,393)	200,609	(1,780,305)
Net unrealized appreciation (depreciation) on:
Investments	15,151,328	103,224	(3,399,130)
Foreign currency translation	503,581	(137)	(71)

Total Net Assets	$460,465,773	$3,218,196	$6,250,892

Net asset value
Net assets	$460,465,773	$3,218,196	$6,250,892
Shares of beneficial interest issued and outstanding	119,878,341	250,824	873,845
Net asset value, offering price and redemption price per share*	$3.84	$12.83	$7.15

(1) Total cost of investments	$433,377,603	$3,338,517	$10,275,670
(2) Cost of foreign currencies	$360	$12,878	$142

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2011

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

ASSETS:
Investments, at value (1)	$10,764,612	$6,615,702	$58,573,978
Cash	—	305	448
Receivable from capital shares issued	—	2,000	172
Receivable for investment securities sold	—	109,393	2,974,125
Dividends and interest receivable	—	2,741	221,423
Prepaid expenses and other assets	1,174	964	4,606

Total assets	10,765,786	6,731,105	61,774,752

LIABILITIES:
Payable for capital shares redeemed	3,105	—	—
Payable for investment securities purchased	—	439,249	—
Accrued expenses and other liabilities:
Investment advisory fees	9,760	13,192	50,203
Line of credit	354,431	—	—
Other	15,087	11,738	23,352

Total liabilities	382,383	464,179	73,555

Net Assets	$10,383,403	$6,266,926	$61,701,197

Net assets represented by:
Capital stock	$22,726,046	$5,331,431	$62,300,690
Accumulated net investment loss	—	—	(9,347)
Accumulated net realized losses from investments and foreign currency transactions	(13,976,727)	(285,382)	(308,853)
Net unrealized appreciation (depreciation) on:
Investments	1,634,084	1,220,993	(281,293)
Foreign currency translation	—	(116)	—

Total Net Assets	$10,383,403	$6,266,926	$61,701,197

Net asset value
Net assets	$10,383,403	$6,266,926	$61,701,197
Shares of beneficial interest issued and outstanding	990,789	533,422	5,816,848
Net asset value, offering price and redemption price per share*	$10.48	$11.75	$10.61

(1) Total cost of investments	$9,130,528	$5,394,709	$58,855,271

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2011

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

ASSETS:
Investments, at value (1)	$1,634,646,100	$310,499,927
Receivable from capital shares issued	8,103,828	158,339
Due from Adviser	254,101	52,400
Interest receivable	6,637,001	174,800
Prepaid expenses and other assets	33,293	12,776

Total assets	1,649,674,323	310,898,242

LIABILITIES:
Payable for capital shares redeemed	2,096,879	640,565
Payable for investment securities purchased	21,391,828	—
Accrued expenses and other liabilities:
Investment advisory fees	1,024,164	124,056
Distribution fees	80,854	—
Other	967,967	75,843

Total liabilities	25,561,692	840,464

Net Assets	$1,624,112,631	$310,057,778

Net assets represented by:
Capital stock	$1,622,867,376	$310,057,778
Accumulated net investment loss	—	—
Accumulated net realized losses from investments	(174,220)	—
Net unrealized appreciation on investments	1,419,475	—

Total Net Assets	$1,624,112,631	$310,057,778

Net asset value
Adviser Class Shares
Net assets	$358,283,560
Shares of beneficial interest issued and outstanding	35,461,618
Net asset value per share	$10.10
Maximum offering price per share (net asset value plus sales charge of 0.50%)	$10.15
Investor Class Shares
Net assets	$1,265,829,071	$310,057,778
Shares of beneficial interest issued and outstanding	125,996,678	310,060,446
Net asset value, offering price and redemption price per share*	$10.05	$1.00

(1) Total cost of investments	$1,633,226,625	$310,499,927

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2011

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

INVESTMENT INCOME:
Interest income	$70,208	$16	$784
Dividend income*	68,849,894	148,014	141,113

Total investment income	68,920,102	148,030	141,897

EXPENSES:
Investment advisory fee	5,941,710	27,216	81,328
Administrative fee	149,938	690	1,850
Fund accounting fees	126,127	6,616	4,660
Audit and tax fees	22,430	7,463	4,210
Custodian fees	49,562	215	693
Legal fees	86,899	1,684	978
Registration and filing fees	75,882	17,411	31,027
Printing and mailing fees	127,349	6,591	8,325
Transfer agent fees	363,138	3,291	8,331
Trustee fees	20,188	76	261
Interest expense	150,472	—	7,509
Other fees	57,696	583	1,040

Total expenses before expense waiver by Adviser	7,171,391	71,836	150,212
Expense waiver by Adviser (Note 6)	—	(35,094)	(32,910)

Net expenses	7,171,391	36,742	117,302

Net investment income	61,748,711	111,288	24,595

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	33,657,509	195,503	(1,086,243)
Foreign currency transactions	(9,000,198)	(1,808)	(1,938)
Swap contracts	(865,496)	—	—

Net realized gain (loss)	23,791,815	193,695	(1,088,181)

Change in unrealized appreciation (depreciation) on:
Investments	(92,627,923)	(161,355)	649,026
Foreign currency translations	2,284,481	(135)	(71)

Net change in unrealized appreciation (depreciation)	(90,343,442)	(161,490)	648,955

Net realized and unrealized gain (loss) on investments	(66,551,627)	32,205	(439,226)

Change in net assets resulting from operations	$(4,802,916)	$143,493	$(414,631)

* Net of foreign taxes withheld	$3,668,738	$9,849	$2,428

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2011

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

INVESTMENT INCOME:
Interest income	$860	$48	$542,883
Dividend income*	49,724	48,012	1,138,999

Total investment income	50,584	48,060	1,681,882

EXPENSES:
Investment advisory fee	113,583	63,733	641,248
Administrative fee	2,968	1,561	15,741
Fund accounting fees	3,172	2,398	4,284
Audit and tax fees	2,822	3,678	3,597
Custodian fees	943	507	5,037
Legal fees	1,367	596	8,393
Registration and filing fees	28,744	22,472	27,405
Printing and mailing fees	7,971	6,529	10,965
Transfer agent fees	10,339	4,748	18,668
Trustee fees	363	182	2,033
Interest expense	7,101	79	—
Other fees	1,304	734	5,339

Total expenses before expense waiver by Adviser	180,677	107,217	742,710
Expense waiver by Adviser (Note 6)	(20,239)	(21,099)	—

Net expenses	160,438	86,118	742,710

Net investment income (loss)	(109,854)	(38,058)	939,172

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(316,996)	518,227	1,536,745
Foreign currency transactions	—	(184)	2

Net realized gain (loss)	(316,996)	518,043	1,536,747

Change in unrealized appreciation (depreciation) on:
Investments	889,500	230,670	1,500,399
Foreign currency translations	—	(116)	—

Net change in unrealized appreciation	889,500	230,554	1,500,399

Net realized and unrealized gain on investments	572,504	748,597	3,037,146

Change in net assets resulting from operations	$462,650	$710,539	$3,976,318

* Net of foreign taxes withheld	$(159)	$254	$898

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2011

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

INVESTMENT INCOME:
Interest income	$35,039,156	$2,464,105

Total investment income	35,039,156	2,464,105

EXPENSES:
Investment advisory fee	10,564,918	1,992,005
Administrative fee	256,592	78,940
Distribution fees - Adviser Class	762,594	—
Fund accounting fees	41,945	21,782
Audit and tax fees	41,601	21,075
Custodian fees	100,387	30,496
Compliance fees	18,101	5,802
Insurance fees	33,417	11,190
Legal fees	56,648	26,165
Registration and filing fees	195,732	54,778
Printing and mailing fees	87,491	17,491
Transfer agent fees	157,691	48,733
Trustee fees	17,213	6,085
Other fees	2,525	1,281

Total expenses before expense waiver by Adviser	12,336,855	2,315,823
Expense waiver by Adviser (Note 6)	(2,722,733)	(650,756)

Net expenses	9,614,122	1,665,067

Net investment income	25,425,034	799,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(124,756)	45,443
Change in unrealized depreciation on investments	(296,662)	—

Net realized and unrealized gain (loss) on investments	(421,418)	45,443

Change in net assets resulting from operations	$25,003,616	$844,481

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$61,748,711	$84,479,475
Net realized gain (loss) on:
Investments	33,657,509	(106,970,989)
Foreign currency transactions	(9,000,198)	2,308,762
Swap contracts	(865,496)	(8,919,330)
Change in unrealized appreciation (depreciation) on:
Investments	(92,627,923)	90,505,773
Foreign currency translations	2,284,481	738,010
Forward currency contracts	—	(2,558,322)

Change in net assets resulting from operations	(4,802,916)	59,583,379

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(69,799,231)	(121,681,531)

Change in net assets resulting from distributions to shareholders	(69,799,231)	(121,681,531)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	88,626,740	350,130,657
Dividends reinvested	47,602,166	83,999,218
Redemption fees	48,509	293,799
Cost of shares redeemed	(230,053,339)	(315,633,085)

Change in net assets from capital share transactions	(93,775,924)	118,790,589

Total change in net assets	(168,378,071)	56,692,437

NET ASSETS:
Beginning of year	628,843,844	572,151,407

End of year*	$460,465,773	$628,843,844

* Including accumulated net investment income of:	$9,151,725	$19,085,090

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Accelerating Dividend Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$111,288	$102,528
Net realized gain (loss) on:
Investments	195,503	41,908
Foreign currency transactions	(1,808)	(787)
Change in unrealized appreciation (depreciation) on:
Investments	(161,355)	128,941
Foreign currency translations	(135)	(4)

Change in net assets resulting from operations	143,493	272,586

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(118,437)	(81,929)
From net realized gain on investments	(41,908)	(5,574)

Change in net assets resulting from distributions to shareholders	(160,345)	(87,503)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	827,453	1,003,273
Dividends reinvested	105,232	55,671
Redemption fees	21	55
Cost of shares redeemed	(91,097)	(65,229)

Change in net assets from capital share transactions	841,609	993,770

Total change in net assets	824,757	1,178,853

NET ASSETS:
Beginning of year	2,393,439	1,214,586

End of year*	$3,218,196	$2,393,439

* Including accumulated net investment income of:	$18,035	$32,199

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Financial Services Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income (loss)	$24,595	$(7,772)
Net realized loss on:
Investments	(1,086,243)	(297,894)
Foreign currency transactions	(1,938)	(144)
Change in unrealized appreciation (depreciation) on:
Investments	649,026	1,115,795
Foreign currency translations	(71)	(65)

Change in net assets resulting from operations	(414,631)	809,920

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,114)	—
From tax return of capital	(9,617)	—

Change in net assets resulting from distributions to shareholders	(22,731)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,447,441	2,122,906
Dividends reinvested	19,879	—
Redemption fees	2,059	2,651
Cost of shares redeemed	(3,498,930)	(3,112,605)

Change in net assets from capital share transactions	(1,029,551)	(987,048)

Total change in net assets	(1,466,913)	(177,128)

NET ASSETS:
Beginning of year	7,717,805	7,894,933

End of year*	$6,250,892	$7,717,805

* Including accumulated undistributed net investment loss of:	$(1,280)	$(2,418)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Innovators Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment loss	$(109,854)	$(116,402)
Net realized gain (loss) on:
Investments	(316,996)	(1,606,489)
Foreign currency transactions	—	8
Change in unrealized appreciation on investments	889,500	4,208,041

Change in net assets resulting from operations	462,650	2,485,158

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	133,270	960,851
Redemption fees	34	699
Cost of shares redeemed	(2,059,520)	(2,707,254)

Change in net assets from capital share transactions	(1,926,216)	(1,745,704)

Total change in net assets	(1,463,566)	739,454

NET ASSETS:
Beginning of year	11,846,969	11,107,515

End of year*	$10,383,403	$11,846,969

* Including accumulated undistributed net investment loss of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Transformations Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment loss	$(38,058)	$(32,057)
Net realized gain (loss) on:
Investments	518,227	(9,078)
Foreign currency transactions	(184)	—
Change in unrealized appreciation (depreciation) on:
Investments	230,670	1,282,573
Foreign currency translations	(116)	—

Change in net assets resulting from operations	710,539	1,241,438

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,211,025	946,400
Redemption fees	555	384
Cost of shares redeemed	(949,393)	(408,227)

Change in net assets from capital share transactions	262,187	538,557

Total change in net assets	972,726	1,779,995

NET ASSETS:
Beginning of year	5,294,200	3,514,205

End of year*	$6,266,926	$5,294,200

* Including accumulated undistributed net investment loss of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Balance Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$939,172	$739,486
Net realized gain (loss) on:
Investments	1,536,745	(1,608,580)
Foreign currency transactions	2	—
Written option contracts expired or closed	—	15,494
Change in unrealized appreciation (depreciation) on:
Investments	1,500,399	9,359,066
Written option contracts	—	(11,224)

Change in net assets resulting from operations	3,976,318	8,494,242

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,049,287)	(711,332)

Change in net assets resulting from distributions to shareholders	(1,049,287)	(711,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	830,757	3,327,815
Dividends reinvested	1,024,279	685,147
Redemption fees	1,429	4,502
Cost of shares redeemed	(6,015,870)	(4,097,021)

Change in net assets from capital share transactions	(4,159,405)	(79,557)

Total change in net assets	(1,232,374)	7,703,353

NET ASSETS:
Beginning of year	62,933,571	55,230,218

End of year*	$61,701,197	$62,933,571

* Including accumulated undistributed net investment loss of:	$(9,347)	$(23,094)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$25,425,034	$19,489,276
Net realized gain (loss) on investments	(124,756)	2,776
Change in unrealized appreciation (depreciation) on investments	(296,662)	383,987

Change in net assets resulting from operations	25,003,616	19,876,039

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders: From net investment income	(4,909,350)	(2,541,509)
Distributions to Investor Class Shareholders: From net investment income	(20,529,866)	(16,948,608)

Change in net assets resulting from distributions to shareholders	(25,439,216)	(19,490,117)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,069,893,101	1,008,880,690
Dividends reinvested	17,865,869	13,426,404
Redemption fees	38,258	57,349
Cost of shares redeemed	(902,146,730)	(1,257,712,771)

Change in net assets from capital share transactions	185,650,498	(235,348,328)

Total change in net assets	185,214,898	(234,962,406)

NET ASSETS:
Beginning of year	1,438,897,733	1,673,860,139

End of year*	$1,624,112,631	$1,438,897,733

* Including accumulated undistributed net investment loss of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$799,038	$1,105,693
Net realized gain on investments	45,443	1

Change in net assets resulting from operations	844,481	1,105,694

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(799,048)	(1,105,683)
From net realized gain on investments	(45,444)	—

Change in net assets resulting from distributions to shareholders	(844,492)	(1,105,683)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,055,218,569	1,256,738,098
Dividends reinvested	457,009	765,755
Cost of shares redeemed	(1,215,786,617)	(1,577,167,490)

Change in net assets from capital share transactions	(160,111,039)	(319,663,637)

Total change in net assets	(160,111,050)	(319,663,626)

NET ASSETS:
Beginning of year	470,168,828	789,832,454

End of year*	$310,057,778	$470,168,828

* Including accumulated net investment income of:	$—	$10

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each year)

	Dynamic Dividend Fund

	Year Ended October 31,

	2011	2010	2009	2008	2007

Per Share Data:
Net asset value per share, beginning of year	$4.48	$4.78	$5.72	$13.32	$12.52

Income from investment operations:
Net investment income	0.49	0.56	1.37 (a)	1.33 (a)	1.95
Net realized and unrealized gains (losses) on investments	(0.59)	0.00 (b)	(1.14)	(7.29)	0.61

Total from investment operations	(0.10)	0.56	0.23	(5.96)	2.56

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.54)	(0.86)	(1.17)	(1.58)	(1.76)
From tax return of capital	—	—	—	(0.06)	—

Total distributions	(0.54)	(0.86)	(1.17)	(1.64)	(1.76)

Net asset value per share, end of year	$3.84	$4.48	$4.78	$5.72	$13.32

Total return	(3.48)%	12.72%	6.64%	(49.05)%	21.66%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$460,466	$628,844	$572,151	$598,759	$1,500,072
Ratio of total expenses to average net assets	1.21%	1.21%	1.20%	1.18%	1.15%
Ratio of interest expense to average net assets	0.03%	0.04%	0.02%	0.02%	0.00	%(b)
Ratio of expenses to average net assets excluding interest expense	1.18%	1.18%	1.18%	1.16%	1.15%
Ratio of net investment income to average net assets	10.39%	12.85%	26.04%	15.32%	15.65%
Portfolio turnover	358%	506%	656%	323%	216%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund

	Year Ended October 31,		Period ended October 31, 2009 (a)

	2011	2010

Per Share Data:
Net asset value per share, beginning of period	$12.80	$11.48	$10.00

Income from investment operations:
Net investment income	0.51	0.51	0.12	(b)
Net realized and unrealized gains on investments	0.32	1.29	1.36

Total from investment operations	0.83	1.80	1.48

Redemption fees	0.00 (c)	0.00 (c)	—
Less distributions:
From net investment income	(0.58)	(0.45)	—
From net realized gains on investments	(0.22)	(0.03)	—

Total distributions	(0.80)	(0.48)	—

Net asset value per share, end of period	$12.83	$12.80	$11.48

Total return	6.43%	16.06%	14.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$3,218	$2,393	$1,215
Ratio of total expenses to average net assets
Before waivers	2.64%	2.70%	5.26	%(e)
After waivers	1.35%	1.35%	1.35	%(e)
Ratio of net investment income to average net assets	4.09%	4.85%	1.19	%(e)
Portfolio turnover	137%	225%	104	%(d)

(a)	For the period from November 5, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Dynamic Financial Services Fund

	Year Ended October 31,

	2011	2010	2009	2008	2007

Per Share Data:
Net asset value per share, beginning of year	$7.69	$6.86	$6.24	$13.89	$12.13

Income from investment operations:
Net investment income (loss)	0.02	(0.01)	0.03 (a)	0.07 (a)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.54)	0.84	1.10	(4.40)	2.54

Total from investment operations	(0.52)	0.83	1.13	(4.33)	2.52

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Less distributions:
From net investment income	(0.01)	—	(0.10)	—	(0.01)
From net realized gains on investments	—	—	(0.41)	(3.33)	(0.75)
From tax return of capital	(0.01)	—	0.00 (b)	—	—

Total distributions	(0.02)	—	(0.51)	(3.33)	(0.76)

Net asset value per share, end of year	$7.15	$7.69	$6.86	$6.24	$13.89

Total return	(6.77)%	12.26%	21.83%	(41.16)%	21.64%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$6,251	$7,718	$7,895	$6,677	$10,820
Ratio of total expenses to average net assets
Before waivers	1.85%	1.85%	2.06%	1.94%	2.61%
After waivers	1.44%	1.43%	1.44%	1.35%	1.35%
Ratio of interest expense to average net assets	0.09%	0.08%	0.09%	0.37%	1.02%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.75%	1.77%	1.97%	1.57%	1.59%
After waivers	1.35%	1.35%	1.35%	0.98%	0.33%
Ratio of net investment income to average net assets:	0.30%	(0.09)%	0.39%	1.32%	(0.16)%
Portfolio turnover	73%	133%	437%	455%	397%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Dynamic Innovators Fund

	Year Ended October 31,

	2011	2010	2009	2008		2007

Per Share Data:
Net asset value per share, beginning of year	$10.14	$8.13	$6.83	$14.08		$10.31

Income from investment operations:
Net investment income (loss)	(0.11)	(0.10)	— (a)	(0.01	)(a)	0.07
Net realized and unrealized gains (losses) on investments	0.45	2.11	1.30	(6.84)		3.91

Total from investment operations	0.34	2.01	1.30	(6.85)		3.98

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.03		0.01
Less distributions:
From net investment income	—	—	—	(0.02)		(0.14)
From net realized gains on investments	—	—	—	(0.41)		(0.08)
From tax return of capital	—	—	—	—		—

Total distributions	—	—	—	(0.43)		(0.22)

Net asset value per share, end of year	$10.48	$10.14	$8.13	$6.83		$14.08

Total return	3.35%	24.72%	19.03%	(49.95)%		39.47%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$10,383	$11,847	$11,108	$15,383		$48,355
Ratio of total expenses to average net assets	1.59%	1.70%	1.86%	1.31%		1.53%
Before waivers After waivers	1.41%	1.44%	1.54%	1.35%		1.33%
Ratio of interest expense to average net assets	0.06%	0.09%	0.19%	0.04%		—%
Ratio of expenses to average net assets excluding interest expense
Before waivers	1.53%	1.61%	1.67%	1.27%		1.53%
After waivers	1.35%	1.35%	1.35%	1.31%		1.33%
Ratio of net investment income to average net assets	(0.97)%	(1.01)%	(0.92)%	(0.18)%		1.08%
Portfolio turnover	18%	22%	20%	76%		135%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformations Fund

	Year Ended October 31,					Period Ended October 31,

	2011		2010	2009		2008 (a)

Per Share Data:
Net asset value per share, beginning of year	$10.30		$7.68	$5.79		$10.00

Income from investment operations:
Net investment income (loss)	(0.07)		(0.06)	0.01	(b)	0.03	(b)
Net realized and unrealized gains (losses) on investments	1.52		2.68	1.92		(4.24)

Total from investment operations	1.45		2.62	1.93		(4.21)

Redemption fees	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)
Less distributions:
From net investment income	—		—	(0.03)		—
From net realized gains on investments	—		—	—		—
From tax return of capital	—		—	(0.01)		—

Total distributions	—		—	(0.04)		—

Net asset value per share, end of year	$11.75		$10.30	$7.68		$5.79

Total return	14.08%		34.11%	33.61%		(42.10	)%(d)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$6,267		$5,294	$3,514		$2,649
Ratio of total expenses to average net assets
Before waivers	1.68%		2.17%	2.86%		2.95	%(e)
After waivers	1.35%		1.37%	1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.02%	0.00	%(c)	—
Ratio of expenses to average net assets excluding interest expense
Before waivers	1.68%		2.15%	2.86%		2.95	%(e)
After waivers	1.35%		1.35%	1.35%		1.35	%(e)
Ratio of net investment income (loss) to average net assets	(0.60)%		(0.68)%	(0.16)%		0.44	%(e)
Portfolio turnover	72%		52%	57%		108	%(d)

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Dynamic Balance Fund

	Year Ended October 31,

	2011	2010	2009		2008	2007

Per Share Data:
Net asset value per share, beginning of year	$10.16	$8.88	$8.15		$13.55	$13.72

Income from investment operations:
Net investment income	0.16	0.12	0.13	(a)	0.26 (a)	0.26
Net realized and unrealized gains (losses) on investments	0.47	1.27	0.75		(4.47)	0.28

Total from investment operations	0.63	1.39	0.88		(4.21)	0.54

Redemption fees	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.18)	(0.11)	(0.13)		(0.25)	(0.24)
From net realized gains on investments	—	—	—		(0.93)	(0.47)
From tax return of capital	—	—	(0.02)		(0.01)	—

Total distributions	(0.18)	(0.11)	(0.15)		(1.19)	(0.71)

Net asset value per share, end of year	$10.61	$10.16	$8.88		$8.15	$13.55

Total return	6.19%	15.77%	11.03%		(33.63)%	4.03%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$61,701	$62,934	$55,230		$53,097	$92,360
Ratio of total expenses to average net assets	1.16%	1.23%	1.26%		1.24%	1.16%
Ratio of interest expense to average net assets	—	—	0.00	%(b)	0.90%	0.00	%(b)
Ratio of expenses to average net assets excluding interest expense	1.16%	1.23%	1.26%		1.15%	1.16%
Ratio of net investment income to average net assets	1.46%	1.22%	1.65%		2.35%	1.87%
Portfolio turnover	34%	16%	41%		34%	28%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2011		2010	2009	2008	2007

Adviser Class Shares:
Net asset value per share, beginning of year	$10.10		$10.10	$10.05	$10.10	$10.10

Income from investment operations:
Net investment income	0.16		0.10	0.30 (a)	0.38 (a)	0.38
Net realized and unrealized gain (loss) on investments	(0.00	)(b)	0.01	0.04	(0.04)	0.00 (b)

Total from investment operations	0.16		0.11	0.34	0.34	0.38

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.16)		(0.11)	(0.29)	(0.39)	(0.38)
From net realized gains on investments	—		—	—	—	—

Total distributions	(0.16)		(0.11)	(0.29)	(0.39)	(0.38)

Net asset value per share, end of year	$10.10		$10.10	$10.10	$10.05	$10.10

Total return	1.61%		1.05%	3.40%	3.39%	3.82%
Ratios/Supplemental Data
Net Assets at end of year (000)	$358,284		$292,565	$211,643	$11,568	$871,630
Ratio of total expenses to average net assets:
Before waivers	1.07%		1.03%	1.05%	1.08%	1.14%
After waivers	0.88%		0.78%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.61%		1.04%	2.75%	4.12%	3.82%
Portfolio turnover rate (c)	174%		19%	16%	129%	171%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2011		2010		2009	2008	2007

Investor Class Shares:
Net asset value per share, beginning of year	$10.05		$10.05		$10.00	$10.04	$10.05

Income from investment operations:
Net investment income	0.19		0.13		0.31 (a)	0.41 (a)	0.40
Net realized and unrealized gains (losses) on investments	(0.00	)(b)	(0.00	)(b)	0.05	(0.04)	(0.01)

Total from investment operations	0.19		0.13		0.36	0.37	0.39

Redemption fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.19)		(0.13)		(0.31)	(0.41)	(0.40)
From net realized gains on investments	—		—		—	—	—

Total distributions	(0.19)		(0.13)		(0.31)	(0.41)	(0.40)

Net asset value per share, end of year	$10.05		$10.05		$10.05	$10.00	$10.04

Total return	1.87%		1.31%		3.65%	3.75%	3.97%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$1,265,829		$1,146,333		$1,462,217	$231,679	$59,409
Ratio of expenses to average net assets:
Before waivers	0.82%		0.78%		0.80%	0.83%	0.89%
After waivers	0.63%		0.53%		0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.86%		1.29%		3.00%	4.37%	4.07%
Portfolio turnover (c)	174%		19%		16%	129%	171%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Municipal Money Market Fund

	Year Ended October 31,

	2011		2010		2009		2008	2007

Per Share Data:
Net asset value per share, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.01	(b)	0.03 (b)	0.04

Total from investment operations	—		—		0.01		0.03	0.04

Less distributions:
From net investment income	(0.00	)(a)	(0.00	)(a)	(0.01)		(0.03)	(0.04)
From net realized gains on investments	(0.00	)(a)	—		—		—	—
From tax return of capital	—		—		(0.00	)(a)	—	—

Total distributions	—		—		(0.01)		(0.03)	(0.04)

Net asset value per share, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	0.18%		0.20%		1.03%		2.94%	3.68%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$310,058		$470,169		$789,832		$664,401	$1,115,100
Ratio of total expenses to average net assets:
Before waivers	0.52%		0.48%		0.53%		0.49%	0.49%
After waivers	0.38%		0.43%		0.53%		0.35%	0.26%
Ratio of interest expense to average net assets	—		—		0.00	%(a)	—	—
Ratio of expenses to average net assets excluding interest expense:
Before waivers	0.52%		0.48%		0.53%		0.49%	0.49%
After waivers	0.38%		0.43%		0.53%		0.35%	0.26%
Ratio of net investment income to average net assets	0.18%		0.20%		0.99%		2.93%	3.37%

(a)	The amount is less than $0.005 per share or 0.005%.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2011

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware statutory trust, and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Dynamic Balance Fund are six separate funds of the Series Trust. The Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund are two separate funds of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Dynamic Balance Fund, Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Fund’s net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

96

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset values may differ from quoted or official closing prices.

As of October 31, 2011, the Dynamic Financial Services Fund held a security that is fair valued, which comprised less than 0.05% of the Fund’s net assets.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting year end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

	Valuation Inputs

Dynamic Dividend Fund	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Brazil	$40,104,691	$—	$—	$40,104,691
Canada	6,617,455	—	—	6,617,455
China	553,184	13,337,218	—	13,890,402
Denmark	—	4,376,324	—	4,376,324
Finland	—	4,324,627	—	4,324,627
Hong Kong	—	12,902,734	—	12,902,734
Norway	—	8,922,373	—	8,922,373
Russia	—	1,302,195	—	1,302,195
Singapore	6,742,653	—	—	6,742,653
Sweden	—	6,651,578	—	6,651,578
Switzerland	10,825,695	—	—	10,825,695
United Kingdom	13,894,560	7,047,385	—	20,941,945
United States	310,926,259	—	—	310,926,259

Total	$389,664,497	$58,864,434	$—	$448,528,931

	Valuation Inputs

Accelerating Dividend Fund	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Aerospace & Defense	$50,687	$—	$—	$50,687
Beverages	115,647	—	—	115,647
Biotechnology	45,816	—	—	45,816
Capital Markets	47,337	—	—	47,337
Chemicals	89,983	—	—	89,983
Commercial Banks	166,493	—	—	166,493
Communications Equipment	98,588	—	—	98,588
Computers & Peripherals	37,919	—	—	37,919
Construction & Engineering	45,147	—	—	45,147
Diversified Financial Services	78,435	—	—	78,435
Electric Utilities	32,327	—	—	32,327
Energy Equipment & Services	97,415	39,407	—	136,822
Food & Staples Retailing	52,290	—	—	52,290
Food Products	103,232	—	—	103,232
Gas Utilities	48,739	—	—	48,739
Health Care Equipment & Supplies	94,076	—	—	94,076
Health Care Providers & Services	80,345	—	—	80,345
Hotels, Restaurants & Leisure	44,893	—	—	44,893
Household Durables	30,864	22,851	—	53,715
Household Products	51,192	—	—	51,192
Industrial Conglomerates	32,793	—	—	32,793
Insurance	36,856	—	—	36,856
IT Services	99,221	—	—	99,221
Machinery	72,869	—	—	72,869
Media	97,550	42,782	—	140,332

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

	Valuation Inputs

Accelerating Dividend Fund	Level 1 **	Level 2	Level 3	Total Value

Common Stocks (continued)
Metals & Mining	$44,468	$—	$—	$44,468
Multi-Utilities	106,025	—	—	106,025
Oil, Gas & Consumable Fuels	239,119	—	—	239,119
Personal Products	16,684	—	—	16,684
Pharmaceuticals	100,197	—	—	100,197
Professional Services	38,912	—	—	38,912
Real Estate Investment Trusts	75,618	—	—	75,618
Road & Rail	49,287	—	—	49,287
Semiconductors & Semiconductor Equipment	166,009	—	—	166,009
Software	86,460	—	—	86,460
Specialty Retail	51,135	—	—	51,135
Textiles, Apparel & Luxury Goods	101,788	—	—	101,788
Wireless Telecommunication Services	19,285	—	—	19,285
Short-Term Investments	—	491,000	—	491,000

Total	$2,845,701	$596,040	$—	$3,441,741

	Valuation Inputs

Dynamic Financial Services Fund	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Capital Markets	$1,072,081	$—	$251	$1,072,332
Commercial Banks	3,028,092	370,729	—	3,398,821
Consumer Finance	140,670	—	—	140,670
Diversified Financial Services	1,016,043	45,132	—	1,061,175
Industrial Conglomerates	116,970	—	—	116,970
Insurance	44,590	—	—	44,590
Thrifts & Mortgage Finance	892,810	—	—	892,810
Preferred Stocks	149,172	—	—	149,172

Total	$6,460,428	$415,861	$251	$6,876,540

	Valuation Inputs

Dynamic Innovators Fund*	Level 1 **	Level 2	Level 3	Total Value

Common Stocks	$10,764,612	$—	$—	$10,764,612

Total	$10,764,612	$—	$—	$10,764,612

	Valuation Inputs

Dynamic Transformations Fund*	Level 1 **	Level 2	Level 3	Total Value

Common Stocks	$5,447,702	$—	$—	$5,447,702
Short-Term Investments	—	1,168,000	—	1,168,000

Total	$5,447,702	$1,168,000	$—	$6,615,702

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

	Valuation Inputs

Dynamic Balance Fund*	Level 1 **	Level 2	Level 3	Total Value

Common Stocks	$40,203,350	$—	$—	$40,203,350
Bonds and Notes	—	13,645,628	—	13,645,628
Short-Term Investments	—	4,725,000	—	4,725,000

Total	$40,203,350	$18,370,628	$—	$58,573,978

	Valuation Inputs

Ultra Short Tax Optimized Income Fund*	Level 1 **	Level 2	Level 3	Total Value

Municipal Bonds	$—	$1,569,846,035	$—	$1,569,846,035
Money Market Funds	—	26,684,065	—	26,684,065
Short-Term Investments	—	38,116,000	—	38,116,000

Total	$—	$1,634,646,100	$—	$1,634,646,100

	Valuation Inputs

Municipal Money Market Fund*	Level 1 **	Level 2	Level 3	Total Value

Municipal Bonds	$—	$310,366,670	$—	$310,366,670
Money Market Funds	—	133,257	—	133,257

Total	$—	$310,499,927	$—	$310,499,927

*	For detailed country, sector, and state descriptions, see accompanying Schedule of Portfolio Investments

**

During the year ended October 31, 2011 there were significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs. As a result, it is not practicable to disclose transfers between Level 1 and Level 2 within the fair value hierarchy for the period ended October 31, 2011.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Dynamic Financial Services Fund	Ultra Short Tax Optimized Income Fund

Balance as of October 31, 2010	$—	$2,561,500
Accrued discounts / premiums	—	—
Realized gain (loss)	—	(133,386)
Change in unrealized appreciation (depreciation)	(196,784)	2,138,500
Purchases	—	—
Sales	—	(4,566,614)
Transfers in to Level 3	197,035	—
Transfers out of Level 3	—	—

Balance as of October 31, 2011	$251	$—

Change in net unrealized appreciation (depreciation) on level 3 holdings held at year end	$(196,784)	$—

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

For the period from November 1, 2010 through November 30, 2010 each Fund had a line of credit with U.S. Bank N.A. On December 1, 2010 each Trust entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the year ended October 31, 2011, the average interest rate paid on outstanding borrowings under the line of credit was 1.12%, 1.09%, 1.09% and 1.09% for the Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund

Total line of credit amount available at October 31, 2011	$170,458,055	$2,304,829	$3,588,679	$2,243,702
Line of credit outstanding at October 31, 2011	25,376,255	643,939	354,431	—
Line of credit amount unused at October 31, 2011	145,081,800	1,660,890	3,234,248	2,243,702
Average balance outstanding during the year	13,286,211	678,661	641,358	7,127
Interest expense incurred on line of credit during the year	150,472	7,509	7,101	79
Interest expense incurred on custody overdrafts during the year	730	75	—	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations, Dynamic Balance and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services and Dynamic Transformations Funds may invest without limitation in foreign securities. The Dynamic Innovators Fund and Dynamic Balance Fund may invest up to 20% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Written Option Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may write (sell) put and call options to gain exposure to or hedge against changes in the value of equities. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of an option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received. The net realized gains or losses and change in unrealized appreciation or depreciation on written option contracts is included in the Statements of Operations. With written option contracts, there is minimal counterparty credit risk to the Funds since written option contracts are exchange traded. The Funds did not hold written options contracts as of October 31, 2011 or transact in written options during the year ended October 31, 2011.

J. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. Certain Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles a fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating a fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the year ended October 31, 2011, the Dynamic Dividend Fund entered into 5 equity swap contracts with a notional value of $2,393,000. The Funds did not hold swap contracts as of October 31, 2011.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statement of Operations.

K. Equity-Linked Structured Notes:

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Funds did not hold equity-linked structured notes at October 31, 2011.

L. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds did not hold forward currency contracts as of October 31, 2011.

M. Derivatives:

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2011:

Dynamic Dividend Fund
Derivatives	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)

Forward Currency Contracts	$(8,236,327)	$2,558,322
Swap Contracts	$(865,496)	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	19,505,877	$88,626,740	73,885,141	$350,130,657
Shares issued in reinvestment of dividends	10,480,162	47,602,166	18,316,994	83,999,218
Redemption fees	—	48,509	—	293,799
Shares redeemed	(50,504,137)	(230,053,339)	(71,563,682)	(315,633,085)

Total net change	(20,518,098)	$(93,775,924)	20,638,453	$118,790,589

Accelerating Dividend Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	62,763	$827,453	81,950	$1,003,273
Shares issued in reinvestment of dividends	7,939	105,232	4,620	55,671
Redemption fees	—	21	—	55
Shares redeemed	(6,833)	(91,097)	(5,431)	(65,229)

Total net change	63,869	$841,609	81,139	$993,770

Dynamic Financial Services Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	289,711	$2,447,441	259,313	$2,122,906
Shares issued in reinvestment of dividends	2,306	19,879	—	—
Redemption fees	—	2,059	—	2,651
Shares redeemed	(421,671)	(3,498,930)	(406,494)	(3,112,605)

Total net change	(129,654)	$(1,029,551)	(147,181)	$(987,048)

Dynamic Innovators Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	12,473	$133,270	102,344	$960,851
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	34	—	699
Shares redeemed	(190,018)	(2,059,520)	(300,251)	(2,707,254)

Total net change	(177,545)	$(1,926,216)	(197,907)	$(1,745,704)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

Dynamic Transformations Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	102,599	$1,211,025	100,800	$946,400
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	555	—	384
Shares redeemed	(82,972)	(949,393)	(44,727)	(408,227)

Total net change	19,627	$262,187	56,073	$538,557

Dynamic Balance Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	76,697	$830,757	332,579	$3,327,815
Shares issued in reinvestment of dividends	97,394	1,024,279	70,809	685,147
Redemption fees	—	1,429	—	4,502
Shares redeemed	(551,645)	(6,015,870)	(425,325)	(4,097,021)

Total net change	(377,554)	$(4,159,405)	(21,937)	$(79,557)

Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

Adviser Class	Shares	Amount	Shares	Amount

Shares sold	22,357,186	$225,873,682	21,325,548	$215,560,340
Shares issued in reinvestment of dividends	368,680	3,722,267	182,690	1,846,277
Redemption fees	—	8,343	—	6,113
Shares redeemed	(16,219,123)	(163,836,074)	(13,502,674)	(136,506,912)

Total net change	6,506,743	$65,768,218	8,005,564	$80,905,818

Investor Class
Shares sold	84,004,660	$844,019,419	78,908,768	$793,320,350
Shares issued in reinvestment of dividends	1,408,984	14,143,602	1,152,251	11,580,127
Redemption fees	—	29,915	—	51,236
Shares redeemed	(73,505,192)	(738,310,656)	(111,519,276)	(1,121,205,859)

Total net change	11,908,452	$119,882,280	(31,458,257)	$(316,254,146)

Municipal Money Market Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	1,055,218,570	$1,055,218,569	1,256,738,098	$1,256,738,098
Shares issued in reinvestment of dividends	457,009	457,009	765,755	765,755
Shares redeemed	(1,215,786,716)	(1,215,786,617)	(1,577,167,392)	(1,577,167,490)

Total net change	(160,111,137)	$(160,111,039)	(319,663,539)	$(319,663,637)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2011 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Dividend Fund	$1,929,202,508	$2,027,266,744	$—	$—
Accelerating Dividend Fund	4,197,994	3,557,854	—	—
Dynamic Financial Services Fund	6,436,374	7,654,885	—	—
Dynamic Innovators Fund	2,180,373	3,589,390	—	—
Dynamic Transformations Fund	4,306,998	4,330,980	—	—
Dynamic Balance Fund	16,622,924	21,027,648	3,824,343	2,000,000
Ultra Short Tax Optimized Income Fund	2,581,286,342	2,406,793,847	—	—

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $762,594 pursuant to the Plan for the year ended October 31, 2011.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets and an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35% and 1.35%, respectively, of each Fund’s average daily net assets. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class and Ultra Short Tax Optimized Income Fund – Investor Class is 0.95% and 0.70%, respectively, at October 31, 2011. Adviser agreed to reimburse the Ultra Short Tax Optimized Income Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.57% to 0.65% of the Fund’s average daily net assets during the year ended October 31, 2011. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2011, the Adviser waived investment advisory fees and other expenses totaling $35,094, $32,910, $20,239, $21,099 and $2,722,733, for the Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Ultra Short Tax Optimized Income Fund, respectively. The expense limitations will remain in effect for each Fund unless and until the Board of

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

Trustees of the Series and Income Trusts approve its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Ultra Short Tax Optimized Income Fund

10/31/2012	$ 40,707	$38,481	$31,680	$41,270	$1,528,133
10/31/2013	28,493	34,708	29,521	37,330	3,894,496
10/31/2014	35,094	32,910	20,239	21,099	2,722,733

For the year ended October 31, 2011, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.32% to 0.54% of the Fund’s average daily net assets during the year ended October 31, 2011. For the year ended October 31, 2011 the Adviser waived investment advisory fees and other expenses totaling $650,756 for the Municipal Market Fund.

7.	Federal Income Tax Information

At October 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial ServicesFund	Dynamic InnovatorsFund

Cost of investments	$438,924,296	$3,336,185	$10,580,824	$9,130,528

Gross unrealized appreciation	32,592,115	262,272	486,772	3,339,682
Gross unrealized depreciation	(22,987,480)	(156,716)	(4,191,056)	(1,705,598)

Net unrealized appreciation (depreciation)	9,604,635	105,556	(3,704,284)	1,634,084

Undistributed ordinary Income	9,417,895	18,814	—	—
Undistributed long-term capital gain	—	197,493	—	—

Total distributable earnings	9,417,895	216,307	—	—

Other accumulated gains (losses)	(1,105,672,289)	(132)	(1,476,502)	(13,976,727)

Total accumulated gains (losses)	$(1,086,649,759	$321,731	$(5,180,786)	$(12,342,643)

	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Cost of investments	$5,394,709	$58,840,557	$1,633,226,625	$310,499,927

Gross unrealized appreciation	1,527,105	10,273,957	1,500,318	—
Gross unrealized depreciation	(306,112)	(10,540,536)	(80,843)	—

Net unrealized appreciation (depreciation)	1,220,993	(266,579)	1,419,475	—

Undistributed ordinary Income	—	—	—	—
Undistributed tax exempt Income	—	—	—	—
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	—	—	—

Other accumulated gains (losses)	(285,498)	(332,914)	(174,220)	—

Total accumulated gains (losses)	$935,495	$(599,493)	$1,245,255	$—

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

The tax character of distributions paid during the years ended October 31, 2011 and 2010 were as follows:

	2011	2010

Dynamic Dividend Fund
Ordinary income	$69,799,231	$121,681,531
Long-term capital gain	—	—

	$69,799,231	$121,681,531

Accelerating Dividend Fund
Ordinary income	$118,437	$87,503
Long-term capital gain	41,908	—

	$160,345	$87,503

Dynamic Financial Services Fund
Ordinary income	$13,114	$—
Long-term capital gain	—	—
Return of capital	9,617	—

	$22,731	$—

Dynamic Innovators Fund
Ordinary income	$—	$—
Long-term capital gain	—	—

	$—	$—

Dynamic Transformations Fund
Ordinary income	$—	$—
Long-term capital gain	—	—

	$—	$—

Dynamic Balance Fund
Ordinary income	$1,049,287	$711,332
Long-term capital gain	—	—

	$1,049,287	$711,332

Ultra Short Tax Optimized Income Fund
Ordinary income	$28,462	$20,593
Exempt interest dividends	25,410,754	19,469,207
Return of capital	—	317

	$25,439,216	$19,490,117

Municipal Money Market Fund
Ordinary income	$—	$—
Exempt interest dividends	799,048	1,105,683
Long-term capital gain	45,444	—

	$844,492	$1,105,683

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

During the year ended October 31, 2011, the Dynamic Dividend Fund, Dynamic Transformations Fund and Dynamic Balance Fund utilized $30,070,697, $517,254 and $1,515,073 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2011 are as follows:

Expiration Date	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

10/31/2013	$—	$—	$—	$—
10/31/2014	$—	$—	$—	$—
10/31/2015	$26,548,709	$—	$—	$—
10/31/2016	$536,971,822	$—	$—	$6,415,976
10/31/2017	$388,131,987	$—	$115,243	$5,637,266
10/31/2018	$154,525,095	$—	$143,772	$1,581,056
10/31/2019	$—	$—	$1,217,416	$342,429

Expiration Date	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

10/31/2014	$—	$—	$47,352	$—
10/31/2015	$—	$—	$2,112	$—
10/31/2016	$—	$—	$—	$—
10/31/2017	$276,410	$332,914	$—	$—
10/31/2018	$9,077	$—	$—	$—
10/31/2019	$—	$—	$124,756	$—

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdiction. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2011, open Federal and New York tax years include the tax years ended October 31, 2008 through 2011. The Funds have no examination in progress. The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year-end October 31, 2011. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

8.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Laurence B. Ashkin retired as a Trustee of the Alpine Family of Funds subsequent to the fiscal year end.

Effective December 29, 2011, the following Funds in the Series Trust added a new class of shares, the “Class A Shares”.

Alpine Dynamic Dividend Fund Alpine Accelerating Dividend Fund Alpine Dynamic Financial Services Fund Alpine Dynamic Innovators Fund Alpine Dynamic Transformations Fund Alpine Dynamic Balance Fund

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

Distributions: The Dynamic Dividend Fund and Accelerating Dividend Fund paid a distribution from net investment income of $4,928,497 and $9,688 or $0.042 and $0.0386 per share, respectively, on November 29, 2011 to shareholders of record on November 28, 2011. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class paid a distribution from net investment income of $392,193 and $1,651,413 or $0.01086792 and $0.01289809 per shares, respectively, on November 30, 2011 to shareholders of record on November 29, 2011.

The Accelerating Dividend Fund paid a distribution from net investment income of $7,442 or $0.03 per share on December 23, 2011 to shareholders of record on December 22, 2011. The Accelerating Dividend Fund paid a distribution from long-term capital gains of $197,496 on December 23, 2011 to shareholders of record on December 22, 2011. The Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund and Dynamic Balance Fund declared distributions from net investment income of $0.042, $0.0387, $0.01640877 and $0.04506412, respectively, payable on December 30, 2011 to shareholders of record on December 28, 2011. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class declared distributions of any distributable income payable on December 30, 2011 to shareholders of record on December 29, 2011.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, and Alpine Accelerating Dividend Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund (collectively the “Funds”) as of October 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin December 30, 2011

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2011

As a shareholder of the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) transaction costs, such as initial sales charges (loads) and/or redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund, you will incur ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/2011 – 10/31/2011.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load (except the Ultra Short Tax Optimized Income Fund – Adviser Class, which charges a sales load of 0.50% on purchases) or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Boston Financial Data Services, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2011

Dynamic Dividend Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period 5/1/2011-10/31/2011 (3)*

Actual (1)	$1,000.00	$792.80	$5.47
Hypothetical (2)	$1,000.00	$1,019.11	$6.16

(1)	Ending account values and expenses paid during period based on a -20.72% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $5.42 and $6.11, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Accelerating Dividend Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 *

Actual (1)	$1,000.00	$914.30	$6.51
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a -8.57% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Financial Services Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 (3)*

Actual (1)	$1,000.00	$760.60	$6.48
Hypothetical (2)	$1,000.00	$1,017.85	$7.43

(1)	Ending account values and expenses paid during period based on a -23.94% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.11%, the actual and hypothetical expenses paid during the period were $5.99 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2011

Dynamic Innovators Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 (3)*

Actual (1)	$1,000.00	$877.00	$6.77
Hypothetical (2)	$1,000.00	$1,018.00	$7.27

(1)	Ending account values and expenses paid during period based on a -12.30% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.08%, the actual and hypothetical expenses paid during the period were $6.39 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Transformations Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 *

Actual (1)	$1,000.00	$899.80	$6.46
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a -10.02% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Balance Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 *

Actual (1)	$1,000.00	$945.10	$5.44
Hypothetical (2)	$1,000.00	$1,019.61	$5.65

(1)	Ending account values and expenses paid during period based on a -5.49% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund

Adviser Class Shares
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 *

Actual (1)	$1,000.00	$1,009.00	$4.56
Hypothetical (2)	$1,000.00	$1,020.67	$4.58

(1)	Ending account values and expenses paid during period based on a 0.90% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2011

Ultra Short Tax Optimized Income Fund

Investor Class Shares
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 *

Actual (1)	$1,000.00	$1,011.20	$3.30
Hypothetical (2)	$1,000.00	$1,021.93	$3.31

(1)	Ending account values and expenses paid during period based on a 1.12% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Municipal Money Market Fund
	Beginning Account Value 5/1/2011	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011 *

Actual (1)	$1,000.00	$1,000.70	$1.87
Hypothetical (2)	$1,000.00	$1,023.34	$1.89

(1)	Ending account values and expenses paid during period based on a 0.07% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.37, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Investment Advisor and Advisory Contracts

On March 29, 2011, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

In considering whether Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Independent Trustees*

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (57)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.**

Jeffrey E. Wacksman (51)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (66)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	17	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*	As of the date this report was printed. Laurence B. Ashkin retired as a Trustee subsequent to the fiscal year end.
**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (55)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (86)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (51)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Ronald Palmer (43)	Chief Financial Officer	Indefinite, since January 2010

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

				N/A	None

Meimei Li (47)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (31)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2011 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	59%
Accelerating Dividend Fund	53%
Dynamic Financial Services Fund	100%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	93%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	13%
Accelerating Dividend Fund	38%
Dynamic Financial Services Fund	100%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	73%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Dynamic Dividend Fund	0%
Accelerating Dividend Fund	0%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	0%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2011.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson is an audit committee financial expert. Mr. Jacobson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2010 was $77,781 and fiscal year 2011 was $108,480.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2010 and $0 in fiscal year 2011.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $19,367 in fiscal year 2010 and $10,919 in fiscal year 2011.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2010 and $0 in fiscal year 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Series Trust

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 6, 2012